                                                                     EXHIBIT 4.1

--------------------------------------------------------------------------------

                           THE TOWN AND COUNTRY TRUST

                                       TO

                              THE BANK OF NEW YORK,
                                   as Trustee

--------------------------------------------------------------------------------

                                    INDENTURE

                                   Dated as of

                                 August 4, 2003

            -------------------------------------------------------

                    5.375% CONVERTIBLE SENIOR NOTES DUE 2023

--------------------------------------------------------------------------------

                                TABLE OF CONTENTS

                                                                                                                       PAGE
                                                                                                                       ----

                                                         ARTICLE 1
                                                        DEFINITIONS

Section 1.01.  Definitions.......................................................................................        1

                                                         ARTICLE 2
                             ISSUE, DESCRIPTION, EXECUTION, REGISTRATION AND EXCHANGE OF NOTES

Section 2.01.  Designation Amount and Issue of Notes.............................................................       10
Section 2.02.  Form of Notes.....................................................................................       10
Section 2.03.  Date and Denomination of Notes; Payments of Interest..............................................       11
Section 2.04.  Execution of Notes................................................................................       12
Section 2.05.  Exchange and Registration of Transfer of Notes; Restrictions on Transfer..........................       13
Section 2.06.  Mutilated, Destroyed, Lost or Stolen Notes........................................................       18
Section 2.07.  Temporary Notes...................................................................................       19
Section 2.08.  Cancellation of Notes.............................................................................       19
Section 2.09.  CUSIP Numbers.....................................................................................       20
Section 2.10.  Ranking...........................................................................................       20

                                                         ARTICLE 3
                                              REDEMPTION AND PURCHASE OF NOTES

Section 3.01.  Company's Right to Redeem.........................................................................       20
Section 3.02.  Notice of Optional Redemption; Selection of Notes.................................................       20
Section 3.03.  Payment of Notes Called for Redemption by the Company.............................................       22
Section 3.04.  Conversion Arrangement on Call for Redemption.....................................................       23
Section 3.05.  Purchase of Notes by the Company at Option of Holders upon a Fundamental Change...................       23
Section 3.06.  Purchase of Notes by the Company at Option of Holders on Specified Dates..........................       26
Section 3.07.  Company's Right to Elect Manner of Payment of Purchase Price......................................       29
Section 3.08.  Conditions and Procedures for Purchase at Option of Holders.......................................       31

                                                         ARTICLE 4
                                            PARTICULAR COVENANTS OF THE COMPANY

Section 4.01.  Payment of Principal and Interest.................................................................       34
Section 4.02.  Maintenance of Office or Agency...................................................................       34
Section 4.03.  Appointments to Fill Vacancies in Trustee's Office................................................       34
Section 4.04.  Provisions as to Paying Agent.....................................................................       34
Section 4.05.  Existence.........................................................................................       35
Section 4.06.  Rule 144A Information Requirement.................................................................       35
Section 4.07.  Stay, Extension and Usury Laws....................................................................       36
Section 4.08.  Compliance Certificate............................................................................       36
Section 4.09.  Additional Amounts Notice.........................................................................       36

                                                         ARTICLE 5
                               NOTEHOLDERS' LISTS AND REPORTS BY THE COMPANY AND THE TRUSTEE

Section 5.01.  Noteholders' Lists................................................................................       37
Section 5.02.  Preservation and Disclosure of Lists..............................................................       37
Section 5.03.  Reports by Trustee................................................................................       37
Section 5.04.  Reports by Company................................................................................       38

                                                         ARTICLE 6
                               REMEDIES OF THE TRUSTEE AND NOTEHOLDERS ON AN EVENT OF DEFAULT

Section 6.01.  Events of Default.................................................................................       38
Section 6.02.  Payments of Notes on Default; Suit Therefor.......................................................       40
Section 6.03.  Application of Monies Collected by Trustee........................................................       42
Section 6.04.  Proceedings by Noteholder.........................................................................       42
Section 6.05.  Proceedings by Trustee............................................................................       43
Section 6.06.  Remedies Cumulative and Continuing................................................................       43
Section 6.07.  Direction of Proceedings and Waiver of Defaults by Majority of Noteholders........................       44
Section 6.08.  Notice of Defaults................................................................................       44
Section 6.09.  Undertaking to Pay Costs..........................................................................       44

                                                         ARTICLE 7
                                                        THE TRUSTEE

Section 7.01.  Duties and Responsibilities of Trustee............................................................       45
Section 7.02.  Reliance on Documents, Opinions, Etc..............................................................       46
Section 7.03.  No Responsibility for Recitals, Etc...............................................................       47
Section 7.04.  Trustee, Paying Agents, Conversion Agents or Registrar May Own Notes..............................       48
Section 7.05.  Monies to Be Held in Trust........................................................................       48
Section 7.06.  Compensation and Expenses of Trustee..............................................................       48
Section 7.07.  Officers' Certificate as Evidence.................................................................       49
Section 7.08.  Conflicting Interests of Trustee..................................................................       49
Section 7.09.  Eligibility of Trustee............................................................................       49
Section 7.10.  Resignation or Removal of Trustee.................................................................       49
Section 7.11.  Acceptance by Successor Trustee...................................................................       50
Section 7.12.  Succession by Merger..............................................................................       51
Section 7.13.  Preferential Collection of Claims.................................................................       51

                                                         ARTICLE 8
                                                      THE NOTEHOLDERS

Section 8.01.  Action by Noteholders.............................................................................       51
Section 8.02.  Proof of Execution by Noteholders.................................................................       52
Section 8.03.  Who Are Deemed Absolute Owners....................................................................       52
Section 8.04.  Company-owned Notes Disregarded...................................................................       52
Section 8.05.  Revocation of Consents, Future Holders Bound......................................................       53

                                                         ARTICLE 9
                                                  MEETINGS OF NOTEHOLDERS

Section 9.01.  Purpose of Meetings...............................................................................       53
Section 9.02.  Call of Meetings by Trustee.......................................................................       53
Section 9.03.  Call of Meetings by Company or Noteholders........................................................       54
Section 9.04.  Qualifications for Voting.........................................................................       54
Section 9.05.  Regulations.......................................................................................       54
Section 9.06.  Voting............................................................................................       55
Section 9.07.  No Delay of Rights by Meeting.....................................................................       55

                                                         ARTICLE 10
                                                  SUPPLEMENTAL INDENTURES

Section 10.01.  Supplemental Indentures Without Consent of Noteholders...........................................       55
Section 10.02.  Supplemental Indenture with Consent of Noteholders...............................................       56
Section 10.03.  Effect of Supplemental Indenture.................................................................       57
Section 10.04.  Notation on Notes................................................................................       58
Section 10.05.  Evidence of Compliance of Supplemental Indenture to Be Furnished to Trustee......................       58

                                                         ARTICLE 11
                                     CONSOLIDATION, MERGER, SALE, CONVEYANCE AND LEASE

Section 11.01.  Company May Consolidate on Certain Terms.........................................................       58
Section 11.02.  Successor to Be Substituted......................................................................       58
Section 11.03.  Opinion of Counsel to Be Given Trustee...........................................................       59

                                                         ARTICLE 12
                                          SATISFACTION AND DISCHARGE OF INDENTURE

Section 12.01.  Discharge of Indenture...........................................................................       59
Section 12.02.  Paying Agent to Repay Monies Held................................................................       60
Section 12.03.  Return of Unclaimed Monies.......................................................................       60

                                                         ARTICLE 13
                                IMMUNITY OF ORGANIZERS, SHAREHOLDERS, OFFICERS AND TRUSTEES

Section 13.01.  Indenture and Notes Solely Corporate Obligations.................................................       60

                                                         ARTICLE 14
                                                    CONVERSION OF NOTES

Section 14.01.  Right to Convert.................................................................................       60
Section 14.02.  Exercise of Conversion Privilege; Issuance of Common Shares on Conversion; No Adjustment
                for Interest or Dividends .......................................................................       62
Section 14.03.  Cash Payments in Lieu of Fractional Shares.......................................................       67
Section 14.04.  Conversion Rate..................................................................................       67
Section 14.05.  Adjustment of Conversion Rate....................................................................       67
Section 14.06.  Effect of Specified Business Transactions........................................................       73
Section 14.07.  Taxes on Shares Issued...........................................................................       74

Section 14.08.  Reservation of Shares, Shares to Be Fully Paid; Compliance with Governmental Requirements;
                Listing of Common Shares ........................................................................       74
Section 14.09.  Responsibility of Trustee........................................................................       75
Section 14.10.  Notice to Holders Prior to Certain Actions.......................................................       75

                                                         ARTICLE 15
                                                  MISCELLANEOUS PROVISIONS

Section 15.01.  Provisions Binding On Company's Successors.......................................................       76
Section 15.02.  Official Acts By Successor.......................................................................       76
Section 15.03.  Addresses For Notices, Etc.......................................................................       76
Section 15.04.  Governing Law....................................................................................       77
Section 15.05.  Evidence of Compliance with Conditions Precedent, Certificates to Trustee........................       77
Section 15.06.  Legal Holidays...................................................................................       77
Section 15.07.  Company Responsible for Making Calculations......................................................       78
Section 15.08.  Trust Indenture Act..............................................................................       78
Section 15.09.  No Security Interest Created.....................................................................       78
Section 15.10.  Benefits of Indenture............................................................................       78
Section 15.11.  Table of Contents, Headings, Etc.................................................................       78
Section 15.12.  Authenticating Agent.............................................................................       78
Section 15.13.  Execution in Counterparts........................................................................       79
Section 15.14.  Severability.....................................................................................       79
Section 15.15.  Waiver of Jury Trial.............................................................................       78
Section 15.16.  Force Majeure....................................................................................       78

Exhibit A Form of Note..........................................................................................       A-1

                                    INDENTURE

         INDENTURE dated as of August 4, 2003 between The Town and Country Trust, a Maryland real estate investment trust (hereinafter called the "COMPANY"), having its principal office at 100 South Charles Street, Baltimore, Maryland 21201, and The Bank of New York, a New York banking corporation, as trustee hereunder (hereinafter called the "TRUSTEE").

                                   WITNESSETH:

         WHEREAS, for its lawful corporate purposes, the Company has duly authorized the issue of its 5.375% Convertible Senior Notes due 2023 (hereinafter called the "NOTES"), in an aggregate principal amount not to exceed $74,750,000, and, to provide the terms and conditions upon which the Notes are to be authenticated, issued and delivered, the Company has duly authorized the execution and delivery of this Indenture; and

         WHEREAS, the Notes, the certificate of authentication to be borne by the Notes, a form of assignment, a form of fundamental change purchase election, a form of Company purchase election and a form of conversion notice to be borne by the Notes are to be substantially in the forms hereinafter provided for; and

         WHEREAS, all acts and things necessary to make the Notes, when executed by the Company and authenticated and delivered by the Trustee or a duly authorized authenticating agent, as in this Indenture provided, the valid, binding and legal obligations of the Company, and to constitute this Indenture a valid agreement according to its terms, have been done and performed, and the execution of this Indenture and the issue hereunder of the Notes have in all respects been duly authorized,

         NOW, THEREFORE, THIS INDENTURE WITNESSETH:

         That in order to declare the terms and conditions upon which the Notes are, and are to be, authenticated, issued and delivered, and in consideration of the premises and of the purchase and acceptance of the Notes by the holders thereof, the Company covenants and agrees with the Trustee for the equal and proportionate benefit of the respective holders from time to time of the Notes (except as otherwise provided below), as follows:

                                    ARTICLE 1
                                   DEFINITIONS

         Section 1.01. Definitions. The terms defined in this Section 1.01 (except as herein otherwise expressly provided or unless the context otherwise requires) for all purposes of this Indenture and of any indenture supplemental hereto shall have the respective meanings specified in this Section 1.01. All other terms used in this Indenture that are defined in the Trust Indenture Act or which are by reference therein defined in the Securities Act (except as herein otherwise expressly provided or unless the context otherwise requires) shall have the meanings assigned to such terms in the Trust Indenture Act and in the Securities Act as in force at the date of the execution of this Indenture. The words "HEREIN", "HEREOF", "HEREUNDER" and words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other Subdivision. The terms defined in this Article include the plural as well as the singular.

         "ADDITIONAL AMOUNTS" has the meaning specified for "LIQUIDATED DAMAGES" in Section 3(a) of the Registration Rights Agreement.

         "ADDITIONAL AMOUNTS NOTICE" has the meaning specified in Section 4.09.

         "ADJUSTMENT EVENT" has the meaning specified in Section 14.05(m).

         "AFFILIATE" of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, "CONTROL", when used with respect to any specified Person means the power to direct or cause the direction of the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise, and the terms "CONTROLLING" and "CONTROLLED" have meanings correlative to the foregoing.

         "AGENT MEMBERS" has the meaning specified in Section 2.05(b).

         "ALTERNATE CASH SETTLEMENT AVERAGING PERIOD" has the meaning specified in Section 14.02(g)(ii).

         "BOARD OF TRUSTEES" means the Board of Trustees of the Company or a committee of such Board duly authorized to act for it hereunder.

         "BUSINESS DAY" means any day, other than a Saturday or Sunday or a day on which banking institutions in The City of New York are authorized or required by law, regulation or executive order to close.

         "CAPITAL STOCK" of any Person means any and all shares (including ordinary shares or American Depositary Shares), interests, participations or other equivalents however designated of corporate stock or other equity participations, including partnership interests, whether general or limited, of such Person and any rights (other than debt securities convertible or exchangeable into an equity interest), warrants or options to acquire an equity interest in such Person.

         "CASH AMOUNT" has the meaning specified in Section 14.02(g)(i).

         "CASH SETTLEMENT AVERAGING PERIOD" has the meaning specified in Section 14.02(g)(i).

         "CASH SETTLEMENT NOTICE PERIOD" has the meaning specified in Section 14.02(g)(i).

         "COMMISSION" means the Securities and Exchange Commission, as from time to time constituted under the Exchange Act, or, if at any time after the execution of this Indenture such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties at such time.

         "COMMON SHARES" means, subject to Section 3.08(h), the common shares of beneficial interest, par value $0.01 per share, of the Company.

         "COMPANY" means the real estate investment trust named as the "COMPANY" in the first paragraph of this Indenture, and, subject to the provisions of
Article 11 and Section 14.06, shall include its successors and assigns.

         "COMPANY PURCHASE DATE" has the meaning specified in Section 3.06(a).

         "COMPANY PURCHASE ELECTION" has the meaning specified in Section
3.06(c).

         "COMPANY PURCHASE NOTICE" has the meaning specified in Section 3.06(b).

         "COMPANY PURCHASE PRICE" has the meaning specified in Section 3.06(a).

         "CONTINUING TRUSTEE" means a trustee who either was a member of the Board of Trustees on July 29, 2003 or who becomes a member of the Board of Trustees subsequent to that date and whose appointment or election or nomination for election by the shareholders of the Company is duly approved by a majority of the Continuing Trustees on the Board of Trustees at the time of such approval, either by a specific vote or by approval pursuant to the proxy statement issued by the Company on behalf of the Board of Trustees in which such individual is named as nominee for trustee.

         "CONVERSION AGENT" means the Trustee or such other office or agency designated by the Company where Notes may be presented for conversion.

         "CONVERSION DATE" has the meaning specified in Section 14.02(c).

         "CONVERSION NOTICE" has the meaning specified in Section 14.02(a).

         "CONVERSION OBLIGATION" has the meaning specified in Section
14.02(g)(i).

         "CONVERSION PRICE" as of any day means $1,000 divided by the Conversion Rate as of such date and rounded to the nearest cent. The Conversion Price shall initially be $25.509 per Common Share.

         "CONVERSION RATE" has the meaning specified in Section 14.04.

         "CONVERSION RETRACTION PERIOD" has the meaning specified in Section 14.02(g)(i).

         "CONVERSION VALUE" of a Note is equal to the product of the Last Reported Sale Price of the Common Shares on a given Trading Day multiplied by the applicable Conversion Rate. The trading price of the Notes on any date of determination is the average of the secondary market bid quotations per Note obtained by the Company for $2,500,000 principal amount of Notes at approximately 3:30 p.m., New York City time, on such determination date from two independent nationally recognized securities dealers the Company selects, provided that if at least two such bids cannot reasonably be obtained by the Company but one such bid is obtained, then this one bid shall be used.

         "CORPORATE TRUST OFFICE" or other similar term, means the designated office of the Trustee at which at any particular time its corporate trust business as it relates to this Indenture shall be administered, which office is, at the date as of which this Indenture is dated, located at 101 Barclay Street - 8W, New York, N.Y. 10286, attention:
Corporate Finance Group.

         "CREDIT FACILITY" means the Company's Amended and Restated Master Credit Facility Agreement dated April 25, 2002, as amended, with the Federal National Mortgage Association, as assignee of Prudential Multifamily Mortgage, Inc., as lender.

         "CUSTODIAN" means The Bank of New York, as custodian with respect to the Notes in global form, or any successor entity thereto.

         "DEFAULT" means any event that is, or after notice or passage of time, or both, would be, an Event of Default.

         "DEFAULTED INTEREST" has the meaning specified in Section 2.03.

         "DEPOSITARY" means, the clearing agency registered under the Exchange Act that is designated to act as the Depositary for the Global Notes. The Depository Trust Company shall be the initial Depositary, until a successor shall have been appointed and become such pursuant to the applicable provisions of this Indenture, and thereafter, "DEPOSITARY" shall mean or include such successor.

         "DETERMINATION DATE" has the meaning specified in Section 14.05(m).

         "EVENT OF DEFAULT" means any event specified in Section 6.01 as an Event of Default.

         "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder, as in effect from time to time.

         "EX-DIVIDEND DATE" means the first date upon which a sale of a Common Share does not automatically transfer the right to receive the relevant dividend from the seller of the Common Share to its buyer.

         "EXPIRATION TIME" has the meaning specified in Section 14.05(f).

         "FINAL NOTICE DATE" has the meaning specified in Section 14.02(g)(i).

         "FUNDAMENTAL CHANGE" means the occurrence of any of the following:

                  (i) a "person" or "group" within the meaning of Section 13(d) of the Exchange Act other than the Company, its subsidiaries or its or their employee benefit plans, files a Schedule TO or any schedule, form or report under the Exchange Act disclosing that such person or group has become the direct or indirect ultimate "beneficial owner," as defined in Rule 13d-3 under the Exchange Act, of the common equity of the Company representing more than 50% of the voting power of the Company's common equity entitled to vote generally in the election of trustees; or

                  (ii) consummation of any share exchange, consolidation or merger of the Company or any sale, lease or other transfer in one transaction or a series of transactions of all or substantially all of the consolidated assets of the Company and its subsidiaries, taken as a whole, to any person other than the Company or one or more of its subsidiaries, pursuant to which the Common Shares will be converted into cash, securities or other property; provided, however, that a transaction where the holders of the Company's common equity immediately prior to such transaction have directly or indirectly, more than 50% of the aggregate voting power of all classes of common equity of the continuing or surviving corporation or transferee entitled to vote generally in the election of trustees immediately after such event shall not be a Fundamental Change; or

                  (iii) Continuing Trustees cease to constitute at least a majority of the Board of Trustees.

         A Fundamental Change will not be deemed to have occurred in respect of any of the foregoing, however, if:

                  (i) the Last Reported Sale Price of the Common Shares for any five Trading Days within the 10 consecutive Trading Days ending immediately before the later of the Fundamental Change or the public announcement thereof, equals or exceeds 105% of the applicable Conversion Price of the Notes immediately before the Fundamental Change or the public announcement thereof, or

                  (ii) at least 90% of the consideration, excluding cash payments for fractional shares, in the transaction or transactions constituting the Fundamental Change consists of shares of capital stock traded on a national securities exchange or quoted on the Nasdaq National Market or which will be so traded or quoted when issued or exchanged in connection with a Fundamental Change (these securities being referred to as "publicly traded securities") and as a result of this transaction or transactions the Notes become convertible into such publicly traded securities, excluding cash payments for fractional shares.

         "FUNDAMENTAL CHANGE PURCHASE DATE" has the meaning specified in Section 3.05(a).

         "FUNDAMENTAL CHANGE PURCHASE ELECTION" has the meaning specified in
Section 305(c)(i).

         "FUNDAMENTAL CHANGE PURCHASE NOTICE" has the meaning specified in
Section 3.05(b).

         "FUNDAMENTAL CHANGE PURCHASE PRICE" has the meaning provided in Section 3.05(a).

         "GLOBAL NOTE" has the meaning specified in Section 2.02.

         "INDENTURE" means this instrument as originally executed or, if amended or supplemented as herein provided, as so amended or supplemented.

         "INITIAL PURCHASER" means Banc of America Securities LLC.

         "INTEREST" means, when used with reference to the Notes, any interest payable under the terms of the Notes, including Additional Amounts owed, if any, payable under the terms of the Registration Rights Agreement.

         "INTEREST PAYMENT DATE" means February 15 and August 15 of each year, commencing February 15, 2004.

         "INTEREST PERIOD" means any six-month period from February 15 to August 14 or from August 15 to February 14, commencing on or after February 15, 2004 and ending before August 15, 2023.

         "LAST REPORTED SALE PRICE" of the Common Shares or the Spin-off Shares, as the case may be, on any date means the closing sale price per share (or if no closing sale price is reported, the average of the bid and ask prices or, if more than one in either case, the average of the average bid and the average ask prices) on that date as reported in composite transactions for the principal U.S. securities exchange on which the Common Shares or the Spin-off Shares, as the case may be, are traded or, if the Common Shares or the Spin-off Shares, as the case may be, are not listed on a U.S. national or regional securities exchange (currently, with respect to the Common Shares, the New York Stock Exchange) or, if the Common Shares or the Spin-off Shares, as the case may be, are not listed for trading on a U.S. national or regional securities exchange, as reported by the Nasdaq National Market. If the Common Shares or the Spin-off Shares, as the case may be, are not listed for trading on a U.S. national or regional securities exchange and not reported by the Nasdaq National Market on the relevant date, the "Last Reported Sale Price" will be the last quoted bid price for the Common Shares or the Spin-off Shares, as the case may be, in the over-the-counter market on the relevant date as reported by the National Quotation Bureau or similar organization. If the Common Shares or the Spin-off Shares, as the case may be, are not so quoted, the "Last Reported Sale Price" will be the average of the midpoint of the last bid and ask prices for the Common Shares or the Spin-off Shares, as the case may be, on the relevant date from each of at least three nationally recognized independent investment banking firms selected by the Company for this purpose.

         "MARKET PRICE" means the average of the Last Reported Sale Prices of the Common Shares for the 20 Trading Day period ending on the third Business Day prior to the applicable Purchase Date (including upon the occurrence of a Fundamental Change) or the date of determination (if the third Business Day prior to the applicable Purchase Date or the date of determination is a Trading Day or, if not, then on the last Trading Day prior to the third Business Day), appropriately adjusted to take into account the occurrence, during the period commencing on the first of the Trading Days during the 20 Trading Day period and ending on the applicable Purchase Date or the date of determination, of any event that would result in an adjustment of the applicable Conversion Rate.

         "MATERIAL SUBSIDIARY" means any subsidiary of the Company that would be a "significant subsidiary" as such term is defined in clauses (1)-(3) of Rule 1-02(w) of Regulation S-X promulgated under the Securities Act.

         "NOTE" or "NOTES" means any Note or Notes, as the case may be, authenticated and delivered under this Indenture, including any Global Note.

         "NOTE REGISTER" has the meaning specified in Section 2.05.

         "NOTE REGISTRAR" has the meaning specified in Section 2.05.

         "NOTEHOLDER" or "HOLDER" as applied to any Note, or other similar terms (but excluding the term "BENEFICIAL HOLDER"), means any Person in whose name at the time a particular Note is registered on the Note Registrar's books.

         "OFFER AGGREGATE VALUE" has the meaning specified in Section 14.05(f).

         "OFFICERS' CERTIFICATE", when used with respect to the Company, means a certificate signed by any two of the Chairman of the Board, the Chief Executive Officer, the Chief Operating Officer, the President, the Chief Financial Officer, any Vice President (whether or not designated by a number or numbers or word or words added before or after the title "Vice President"), the Treasurer, the Secretary or any Assistant Secretary of the Company; provided that the Officer's Certificate delivered on the date hereof pursuant to Section 15.05 may be signed by any one of the foregoing.

         "OPINION OF COUNSEL" means an opinion in writing signed by legal counsel, who may be an employee of or counsel to the Company, or other counsel reasonably acceptable to the Trustee.

         "ORIGINAL ISSUE DATE" means August 4, 2003.

         "OUTSTANDING", when used with reference to Notes and subject to the provisions of Section 8.04, means, as of any particular time, all Notes authenticated and delivered by the Trustee under this Indenture, except:

         (a) Notes theretofore canceled by the Trustee or delivered to the Trustee for cancellation;

         (b) Notes, or portions thereof, (i) for the redemption of which monies in the necessary amount shall have been deposited in trust with the Trustee or with any Paying Agent (other than the Company) or (ii) which shall have been otherwise defeased in accordance with Article 12;

         (c) Notes in lieu of which, or in substitution for which, other Notes shall have been authenticated and delivered pursuant to the terms of
Section 2.06; and

         (d) Notes converted into Common Shares pursuant to Article 14 and Notes deemed not outstanding pursuant to Article 3.

         "PAYING AGENT" means the Trustee or such other office or agency designated by the Company where Notes may be presented for payment.

         "PERSON" means a corporation, an association, a partnership, a limited liability company, an individual, a joint venture, a joint stock company, a trust, an unincorporated organization or a government or an agency or a political subdivision thereof.

         "PORTAL MARKET" means The Portal Market operated by the National Association of Securities Dealers, Inc. or any successor thereto.

         "PREDECESSOR NOTE" of any particular Note means every previous Note evidencing all or a portion of the same debt as that evidenced by such particular Note, and, for the purposes of this definition, any Note authenticated and delivered under Section 2.06 in lieu of a lost, destroyed or stolen Note shall be deemed to evidence the same debt as the lost, destroyed or stolen Note that it replaces.

         "PRINCIPAL," "PRINCIPAL AMOUNT" or "PRINCIPAL" of a debt security, including the Convertible Notes, means the principal of the security.

         "PURCHASE DATE" means the Fundamental Change Purchase Date or the Company Purchase Date, as applicable.

         "PURCHASE ELECTION" means the Fundamental Change Purchase Election or the Company Purchase Election, as applicable.

         "PURCHASE NOTICE" means the Fundamental Change Purchase Notice or the Company Purchase Notice, as applicable.

         "PURCHASE PRICE" means the Fundamental Change Purchase Price or the Company Purchase Price, as applicable.

         "PURCHASED SHARES" has the meaning specified in Section 14.05(f).

         "QIB" means a "QUALIFIED INSTITUTIONAL BUYER" as defined in Rule 144A.

         "RECORD DATE" means, with respect to any dividend, distribution or other transaction or event in which the holders of Common Shares have the right to receive any cash, securities or other property or in which the Common Shares (or other applicable security) are exchanged for or converted into any combination of cash, securities or other property, the date fixed for determination of shareholders entitled to receive such cash, securities or other property (whether such date is fixed by the Board of Trustees or by statute, contract or otherwise).

         "REDEMPTION DATE" has the meaning specified in Section 3.02(a).

         "REDEMPTION NOTICE" has the meaning specified in Section 3.02(a).

         "REDEMPTION NOTICE DATE" has the meaning specified in Section 14.02(g)(i).

         "REDEMPTION PRICE" has the meaning specified in Section 3.01.

         "REGISTRATION RIGHTS AGREEMENT" means the Registration Rights Agreement, dated as of the date hereof, between the Company and the Initial Purchaser, as amended from time to time in accordance with its terms.

         "REGULAR RECORD DATE" means, with respect to each Interest Payment Date, the close of business on the February 1 or August 1 immediately preceding such Interest Payment Date (whether or not a Business Day).

         "RESPONSIBLE OFFICER" means, when used with respect to the Trustee, any officer within the corporate trust department of the Trustee with direct responsibility for the administration of this Indenture and also means, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of such person's knowledge of and familiarity with the particular subject.

         "RESTRICTED SECURITIES" has the meaning specified in Section 2.05(c).

         "RULE 144A" means Rule 144A promulgated under the Securities Act.

         "SECURITIES ACT" means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder, as in effect from time to time.

         "SPECIAL RECORD DATE" has the meaning specified in Section 2.03.

         "SPIN-OFF MARKET PRICE" per Common Share or Spin-off Share on any day means the average of the daily Last Reported Sale Price for the 10 consecutive Trading Days commencing on and including the fifth Trading Day after the Ex-Dividend Date with respect to the issuance or distribution requiring such computation.

         "SPIN-OFF SHARES" means the capital stock of, or similar equity interests in, a subsidiary or other business unit of the Company as specified in
Section 14.05(d).

         "STATED MATURITY" means August 15, 2023.

         "SUBSIDIARY" means, with respect to any Person, (i) any corporation, association or other business entity of which more than 50% of the total voting power of shares of capital stock or other equity interest entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers or trustees thereof is at the time owned or controlled, directly or indirectly, by such Person or one or more of the other subsidiaries of that Person (or a combination thereof) and (ii) any partnership (a) the sole general partner or managing general partner of which is such Person or a subsidiary of such Person or (b) the only general partners of which are such Person or of one or more subsidiaries of such Person (or any combination thereof).

         "TRADING DAY" means a day during which trading in securities generally occurs on the New York Stock Exchange or, if the Common Shares are not listed on the New York Stock Exchange, on the principal other national or regional securities exchange on which the Common Shares are then listed or, if the Common Shares are not listed on a national or regional securities exchange, on the National Association of Securities Dealers Automated Quotation System or, if the Common Shares are not quoted on the National Association of Securities Dealers Automated Quotation System, on the principal other market on which the Common Shares are then traded (provided that no day on which trading of the Common Shares is suspended on such exchange or other trading market will count as a Trading Day).

         "TRUST INDENTURE ACT" means the Trust Indenture Act of 1939, as amended, as it was in force at the date of this Indenture, except as provided in Sections 10.03 and 15.08; provided that if the Trust Indenture Act of 1939 is amended after the date hereof, the term "TRUST INDENTURE

ACT" shall mean, to the extent required by such amendment, the Trust Indenture Act of 1939 as so amended.

         "TRUSTEE" means The Bank of New York and its successors and any corporation resulting from or surviving any consolidation or merger to which it or its successors may be a party and any successor trustee at the time serving as successor trustee hereunder.

                                   ARTICLE 2
        ISSUE, DESCRIPTION, EXECUTION, REGISTRATION AND EXCHANGE OF NOTES

         Section 2.01. Designation Amount and Issue of Notes. The Notes shall be designated as "5.375% CONVERTIBLE SENIOR NOTES DUE 2023". Notes not to exceed the aggregate principal amount of $74,750,000 (except pursuant to Sections 2.05, 2.06, 3.05, 3.06 and 14.02 hereof) upon the execution of this Indenture, or from time to time thereafter, may be executed by the Company and delivered to the Trustee for authentication, and the Trustee shall thereupon authenticate and deliver said Notes to or upon the written order of the Company, signed by its Chairman of the Board, its Chief Executive Officer, its Chief Operating Officer, its President, its Chief Financial Officer, any Vice President (whether or not designated by a number or numbers or word or words added before or after the title "Vice President"), its Treasurer, its Secretary or any Assistant Secretary, without any further action by the Company hereunder.

         Section 2.02. Form of Notes. The Notes and the Trustee's certificate of authentication to be borne by such Notes shall be substantially in the form set forth in Exhibit A. The terms and provisions contained in the form of Note attached as Exhibit A hereto shall constitute, and are hereby expressly made, a part of this Indenture and, to the extent applicable, the Company and the Trustee, by their execution and delivery of this Indenture, expressly agree to such terms and provisions and to be bound thereby.

         Any of the Notes may have such letters, numbers of other marks of identification and such notations, legends, endorsements or changes as the officers executing the same may approve (execution thereof to be conclusive evidence of such approval) and as are not inconsistent with the provisions of this Indenture, or as may be required by the Custodian, the Depositary or by the National Association of Securities Dealers, Inc. in order for the Notes to be tradable on The Portal Market or as may be required for the Notes to be tradable on any other market developed for trading of securities pursuant to Rule 144A or as may be required to comply with any applicable law or with any rule or regulation made pursuant thereto or with any rule or regulation of any securities exchange or automated quotation system on which the Notes may be listed, or to conform to usage, or to indicate any special limitations or restrictions to which any particular Notes are subject.

         So long as the Notes are eligible for book-entry settlement with the Depositary, or unless otherwise required by law, or otherwise contemplated by
Section 2.05(a), all of the Notes will be represented by one or more Notes in global form registered in the name of the Depositary or the nominee of the Depositary (a "GLOBAL NOTE"). The transfer and exchange of beneficial interests in any such Global Note shall be effected through the Depositary in accordance with this Indenture and the applicable procedures of the Depositary. Except as provided in Section 2.05(a), beneficial holders of a Global Note shall not be entitled to have certificates registered in their names, will not receive or be entitled to receive physical delivery of certificates in definitive form and will not be considered holders of such Global Note for any purpose.

         Any Global Note shall represent such of the outstanding Notes as shall be specified therein and shall provide that it shall represent the aggregate amount of outstanding Notes from time to time endorsed thereon and that the aggregate amount of outstanding Notes represented thereby may from time to time be increased or reduced to reflect redemptions, purchases, conversions, transfers or exchanges permitted hereby. Any endorsement of a Global Note to reflect the amount of any increase or decrease in the amount of outstanding Notes represented thereby shall be made by the Trustee or the Custodian, at the direction of the Trustee, in such manner and upon instructions given by the holder of such Notes in accordance with this Indenture. Payment of principal of and Interest on any Global Note shall be made to the holder of such Note.

         Section 2.03. Date and Denomination of Notes; Payments of Interest. The Notes shall be issuable in registered form without coupons in denominations of $1,000 principal amount and integral multiples thereof. Each Note shall be dated the date of its authentication and shall bear interest from the date specified on the face of the form of Note attached as Exhibit A hereto. Interest on the Notes shall be computed on the basis of a 360-day year comprised of twelve 30-day months.

         The Person in whose name any Note (or its Predecessor Note) is registered on the Note Register at the close of business on the Regular Record Date with respect to an Interest Payment Date shall be entitled to receive the Interest payable on such Interest Payment Date, except that the Interest payable upon redemption or purchase will be payable to the Person to whom principal is payable pursuant to such redemption or purchase (unless the Redemption Date or the Purchase Date, as the case may be, is an Interest Payment Date, in which case the semi-annual payment of interest becoming due on such date shall be payable to the holders of such Notes registered as such on the applicable Regular Record Date). Notwithstanding the foregoing, if any Note (or portion thereof) is converted into Common Shares during the period after a Regular Record Date to, but excluding, the next succeeding Interest Payment Date and such Note (or portion thereof) has been called or tendered for redemption on a Redemption Date which occurs during such period, the Company shall not be required to pay interest on such Interest Payment Date in respect of any such Note (or portion thereof), except as provided in Section 14.02. Interest shall be payable at the office of the Company maintained by the Company for such purposes in the Borough of Manhattan, The City of New York, which shall initially be an office or agency of the Trustee. The Company shall pay Interest
(i) on any Notes in certificated form by check mailed to the address of the Person entitled thereto as it appears in the Note Register (or upon written notice, by wire transfer in immediately available funds, if such Person is entitled to Interest on Notes with an aggregate principal amount in excess of $2,000,000) or (ii) on any Global Note by wire transfer of immediately available funds to the account of the Depositary or its nominee.

         Any Interest on any Note which is payable, but is not punctually paid or duly provided for, on any Interest Payment Date (herein called "DEFAULTED INTEREST") shall forthwith cease to be payable to the Noteholder on the relevant Regular Record Date by virtue of his having been such Noteholder, and such Defaulted Interest shall be paid by the Company, at its election in each case, as provided in clause (1) or (2) below:

         (1) The Company may elect to make payment of any Defaulted Interest to the Persons in whose names the Notes (or their respective Predecessor Notes) are registered at the close of business on a "SPECIAL RECORD DATE" for the payment of such Defaulted Interest, which shall be the date fixed in the following manner. The Company shall notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid on each Note and the date of the proposed payment (which shall be not less than twenty-five (25) days after the receipt by the Trustee of such notice, unless the Trustee shall consent to an earlier date), and at the same time the Company shall deposit with the Trustee an amount of money equal to the aggregate amount to be paid in respect of such Defaulted Interest or shall make arrangements reasonably satisfactory to the Trustee for such deposit on or prior to the date of the proposed payment, such money when deposited on or prior to the date of the proposed payment, to be held in trust for the benefit of the Persons entitled to such Defaulted Interest as in this clause provided. Thereupon the Trustee shall fix a Special Record Date for the payment of such Defaulted Interest which shall be not more than fifteen (15) days and not less than ten (10) days prior to the date of the proposed payment, and not less than ten (10) days after the receipt by the Trustee of the notice of the proposed payment. The Trustee shall promptly notify the Company of such Special Record Date and, in the name and at the expense of the Company, shall cause notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor to be mailed, first-class postage prepaid, to each holder at his address as it appears in the Note Register, not less than ten (10) days prior to such Special Record Date. Notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor having been so mailed, such Defaulted Interest shall be paid to the Persons in whose names the Notes (or their respective Predecessor Notes) are registered at the close of business on such Special Record Date and shall no longer be payable pursuant to the following clause (2) of this Section 2.03.

         (2) The Company may make payment of any Defaulted Interest in any other lawful manner not inconsistent with the requirements of any securities exchange or automated quotation system on which the Notes may be listed or designated for issuance, and upon such notice as may be required by such exchange or automated quotation system, if, after notice given by the Company to the Trustee of the proposed payment pursuant to this clause, such manner of payment shall be deemed practicable by the Trustee.

         Section 2.04. Execution of Notes. The Notes shall be signed in the name and on behalf of the Company by the manual or facsimile signature of its President, its Chief Financial Officer, any Vice President (whether or not designated by a number or numbers or word or words added before or after the title "Vice President"), its Treasurer, its Secretary or any Assistant Secretary. Only such Notes as shall bear thereon a certificate of authentication substantially in the form set forth on the form of Note attached as Exhibit A hereto, manually executed by the Trustee (or an authenticating agent appointed by the Trustee as provided by Section 15.12), shall be entitled to the benefits of this Indenture or be valid or obligatory for any purpose. Such certificate by the Trustee (or such an authenticating agent) upon any Note executed by the Company shall be conclusive evidence that the Note so authenticated has been duly authenticated and delivered hereunder and that the holder is entitled to the benefits of this Indenture.

         In case any officer of the Company who shall have signed any of the Notes shall cease to be such officer before the Notes so signed shall have been authenticated and delivered by the Trustee, or disposed of by the Company, such Notes nevertheless may be authenticated and delivered or disposed of as though the person who signed such Notes had not ceased to be such officer of the Company, and any Note may be signed on behalf of the Company by such persons as, at the actual date of the execution of such Note, shall be the proper officers of the Company, although at the date of the execution of this Indenture any such person was not such an officer.

         Section 2.05. Exchange and Registration of Transfer of Notes; Restrictions on Transfer. (a) The Company shall cause to be kept at the Corporate Trust Office a register (the register maintained in such office and in any other office or agency of the Company designated pursuant to Section 4.02 being herein sometimes collectively referred to as the "NOTE REGISTER") in which, subject to such reasonable regulations as it may prescribe, the Company shall provide for the registration and transfer of Notes. The Note Register shall be in written form or in any form capable of being converted into written form within a reasonably prompt period of time. The Trustee is hereby appointed "NOTE REGISTRAR" for the purpose of registering Notes and transfers of Notes as herein provided. The Company may appoint one or more co-registrars in accordance with Section 4.02.

         Upon surrender for registration of transfer of any Note to the Note Registrar or any co-registrar, and satisfaction of the requirements for such transfer set forth in this Section 2.05, the Company shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Notes of any authorized denominations and of a like aggregate principal amount and bearing such restrictive legends as may be required by this Indenture.

         Notes may be exchanged for other Notes of any authorized denominations and of a like aggregate principal amount, upon surrender of the Notes to be exchanged at any such office or agency maintained by the Company pursuant to
Section 4.02. Whenever any Notes are so surrendered for exchange, the Company shall execute, and the Trustee shall authenticate and deliver, the Notes which the Noteholder making the exchange is entitled to receive bearing registration numbers not contemporaneously outstanding.

         All Notes issued upon any registration of transfer or exchange of Notes shall be the valid obligations of the Company, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Notes surrendered upon such registration of transfer or exchange.

         All Notes presented or surrendered for registration of transfer or for exchange, redemption, purchase or conversion shall (if so required by the Company or the Note Registrar) be duly endorsed, or be accompanied by a written instrument or instruments of transfer in form satisfactory to the Company, duly executed by the Noteholder thereof or his attorney duly authorized in writing.

         No service charge shall be made to any holder for any registration of, transfer or exchange of Notes, but the Company may require payment by the holder of a sum sufficient to cover any tax, assessment or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Notes.

         Neither the Company nor the Trustee nor any Note Registrar shall be required to exchange or register a transfer of (a) any Notes for a period of fifteen (15) days next preceding any selection of Notes to be redeemed, (b) any Notes or portions thereof called for redemption pursuant to Section 3.01, (c) any Notes or portions thereof surrendered for conversion pursuant to Article 14,
(d) any Notes or portions thereof tendered for purchase (and not withdrawn) pursuant to Section 3.05 or (e) any Notes or portions thereof tendered for purchase (and not withdrawn) pursuant to Section 3.06.

         (b)      The following provisions shall apply only to Global Notes:

                  (i) Each Global Note authenticated under this Indenture shall be registered in the name of the Depositary or a nominee thereof and delivered to such Depositary or a nominee thereof or Custodian therefor, and each such Global Note shall constitute a single Note for all purposes of this Indenture.

                  (ii) Notwithstanding any other provision in this Indenture, no Global Note may be exchanged in whole or in part for Notes registered, and no transfer of a Global Note in whole or in part may be registered, in the name of any Person other than the Depositary or a nominee thereof unless (A) the Depositary (i) has notified the Company that it is unwilling or unable to continue as Depositary for such Global Note and a successor depositary has not been appointed by the Company within ninety days or (ii) has ceased to be a clearing agency registered under the Exchange Act, (B) an Event of Default has occurred and is continuing or (C) the Company, in its sole discretion, notifies the Trustee in writing that it no longer wishes to have all the Notes represented by Global Notes. Any Global Note exchanged pursuant to clause (A) or (B) above shall be so exchanged in whole and not in part and any Global Note exchanged pursuant to clause (C) above may be exchanged in whole or from time to time in part as directed by the Company. Any Note issued in exchange for a Global Note or any portion thereof shall be a Global Note; provided that any such Note so issued that is registered in the name of a Person other than the Depositary or a nominee thereof shall not be a Global Note.

                  (iii) Securities issued in exchange for a Global Note or any portion thereof pursuant to clause (ii) above shall be issued in definitive, fully registered form, without interest coupons, shall have an aggregate principal amount equal to that of such Global Note or portion thereof to be so exchanged, shall be registered in such names and be in such authorized denominations as the Depositary shall designate and shall bear any legends required hereunder. Any Global Notes to be exchanged in whole shall be surrendered by the Depositary to the Trustee, as Note Registrar. With regard to any Global Note to be exchanged in part, either such Global Note shall be so surrendered for exchange or, if the Trustee is acting as Custodian for the Depositary or its nominee with respect to such Global Note, the principal amount thereof shall be reduced, by an amount equal to the portion thereof to be so exchanged, by means of an appropriate adjustment made on the records of the Trustee. Upon any such surrender or adjustment, the Trustee shall authenticate and make available for delivery the Note issuable on such exchange to or upon the written order of the Depositary or an authorized representative thereof.

                  (iv) In the event of the occurrence of any of the events specified in clause (ii) above, the Company will promptly make available to the Trustee a reasonable supply of certificated Notes as requested by the Trustee in definitive, fully registered form, without interest coupons.

                  (v) Neither any members of, or participants in, the Depositary ("AGENT MEMBERS") nor any other Persons on whose behalf Agent Members may act shall have any rights under this Indenture with respect to any Global Note registered in the name of the Depositary or any nominee thereof, and the Depositary or such nominee, as the case may be, may be treated by the Company, the Trustee and any agent of the Company or the Trustee as the absolute owner and holder of such Global Note for all purposes whatsoever. Notwithstanding the foregoing, nothing herein shall prevent the Company, the Trustee or any agent of the Company or the Trustee from giving effect to any written certification, proxy or other authorization furnished by the Depositary or such nominee, as the case may be, or impair, as between the Depositary, its Agent Members and any other Person on whose behalf an Agent Member may act, the operation of customary practices of such Persons governing the exercise of the rights of a beneficial holder of any Note.

                  (vi) At such time as all interests in a Global Note have been redeemed, purchased, converted, canceled or exchanged for Notes in certificated form, such Global Note shall, upon receipt thereof, be canceled by the Trustee in accordance with standing procedures and instructions existing between the Depositary and the Custodian. At any time prior to such cancellation, if any interest in a Global Note is redeemed, purchased, converted, canceled or exchanged for Notes in certificated form, the principal amount of such Global Note shall, in accordance with the standing procedures and instructions existing between the Depositary and the Custodian, be appropriately reduced, and an endorsement shall be made on such Global Note, by the Trustee or the Custodian, at the direction of the Trustee, to reflect such reduction.

         (c) Every Note that bears or is required under this Section 2.05(c) to bear the legend set forth in this Section 2.05(c) (together with any Common Shares issued upon conversion of the Notes and required to bear the legend set forth in Section 2.05(d), collectively, the "RESTRICTED SECURITIES") shall be subject to the restrictions on transfer set forth in this Section 2.05(c) (including those set forth in the legend below) unless such restrictions on transfer shall be waived by written consent of the Company, and the holder of each such Restricted Security, by such holder's acceptance thereof, agrees to be bound by all such restrictions on transfer. As used in Section 2.05(c) and 2.05(d), the term "TRANSFER" encompasses any sale, pledge, loan, transfer or other disposition whatsoever of any Restricted Security or any interest therein.

         Until the expiration of the holding period applicable to sales thereof under Rule 144(k) under the Securities Act (or any successor provision), any certificate evidencing such Note (and all securities issued in exchange therefor or substitution thereof, other than Common Shares, if any, issued upon conversion thereof, which shall bear the legend set forth in Section 2.05(d), if applicable) shall bear a legend in substantially the following form, unless such Note has been transferred pursuant to a registration statement that has been declared effective under the

Securities Act (and which continues to be effective at the time of such transfer) or pursuant to Rule 144 under the Securities Act or any similar provision then in force, or unless otherwise agreed by the Company in writing, with written notice thereof to the Trustee:

"THIS NOTE AND THE COMMON SHARES ISSUABLE UPON CONVERSION HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND THIS NOTE AND THE COMMON SHARES ISSUABLE UPON CONVERSION HEREOF MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT OR IN ACCORDANCE WITH AN APPLICABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT (SUBJECT TO THE DELIVERY OF SUCH EVIDENCE, IF ANY, REQUIRED UNDER THE INDENTURE PURSUANT TO WHICH THIS NOTE IS ISSUED) AND IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY OTHER JURISDICTION. EACH PURCHASER OF THE SECURITY EVIDENCED HEREBY IS HEREBY NOTIFIED THAT THE SELLER MAY BE RELYING ON THE EXEMPTION FROM THE PROVISIONS OF SECTION 5 OF THE SECURITIES ACT PROVIDED BY RULE 144A THEREUNDER OR ANOTHER EXEMPTION UNDER THE SECURITIES ACT. THE HOLDER OF THE SECURITY EVIDENCED HEREBY AGREES FOR THE BENEFIT OF THE COMPANY THAT (A) SUCH SECURITY MAY BE RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (1)(A) TO A PERSON WHO THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (B) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144 UNDER THE SECURITIES ACT, OR (C) IN ACCORDANCE WITH ANOTHER EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT (AND BASED UPON AN OPINION OF COUNSEL IF THE COMPANY SO REQUESTS), AS LONG AS THE REGISTRAR RECEIVES A CERTIFICATION OF THE TRANSFEROR THAT SUCH TRANSFER IS IN COMPLIANCE WITH THE SECURITIES ACT, (2) TO THE COMPANY OR (3) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT AND, IN EACH CASE, IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY OTHER APPLICABLE JURISDICTION AND (B) THE HOLDER WILL AND EACH SUBSEQUENT HOLDER IS REQUIRED TO NOTIFY ANY PURCHASER FROM IT OF THE SECURITY EVIDENCED HEREBY OF THE RESALE RESTRICTION SET FORTH IN
(A) ABOVE."

         Any Note (or security issued in exchange or substitution therefor) as to which such restrictions on transfer shall have expired in accordance with their terms or as to which the conditions for removal of the foregoing legend set forth therein have been satisfied may, upon surrender of such Note for exchange to the Note Registrar in accordance with the provisions of this Section 2.05, be exchanged for a new Note or Notes, of like tenor and aggregate principal amount, which shall not bear the restrictive legend required by this
Section 2.05(c). If the Restricted Security surrendered for exchange is represented by a Global Note bearing the legend set forth in this Section 2.05(c), the principal amount of the legended Global Note shall be reduced by the appropriate principal amount and the principal amount of a Global Note without the legend set forth in this Section 2.05(c) shall be increased by an equal principal amount. If a

Global Note without the legend set forth in this Section 2.05(c) is not then outstanding, the Company shall execute and the Trustee shall authenticate and deliver an unlegended Global Note to the Depositary.

         (d) Until the expiration of the holding period applicable to sales thereof under Rule 144(k) under the Securities Act (or any successor provision), any stock certificate representing Common Shares issued upon conversion of any Note shall bear a legend in substantially the following form, unless such Common Shares have been transferred pursuant to a registration statement that has been declared effective under the Securities Act (and which continues to be effective at the time of such transfer) or pursuant to Rule 144 under the Securities Act or any similar provision then in force, or such Common Shares have been issued upon conversion of Notes that have been transferred pursuant to a registration statement that has been declared effective under the Securities Act or pursuant to Rule 144 under the Securities Act or any similar provision then in force, or unless otherwise agreed by the Company in writing, with written notice thereof to the transfer agent:

"THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND THIS SECURITY MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT OR IN ACCORDANCE WITH AN APPLICABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT (SUBJECT TO THE DELIVERY OF SUCH EVIDENCE, IF ANY, REQUIRED UNDER THE INDENTURE PURSUANT TO WHICH THIS SECURITY IS ISSUED) AND IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY OTHER JURISDICTION. EACH PURCHASER OF THE SECURITY EVIDENCED HEREBY IS HEREBY NOTIFIED THAT THE SELLER MAY BE RELYING ON THE EXEMPTION FROM THE PROVISIONS OF SECTION 5 OF THE SECURITIES ACT PROVIDED BY RULE 144A THEREUNDER OR ANOTHER EXEMPTION UNDER THE SECURITIES ACT. THE HOLDER OF THE SECURITY EVIDENCED HEREBY AGREES FOR THE BENEFIT OF THE COMPANY THAT (A) SUCH SECURITY MAY BE RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (1)(A) TO A PERSON WHO THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (B) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144 UNDER THE SECURITIES ACT, OR (C) IN ACCORDANCE WITH ANOTHER EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT (AND BASED UPON AN OPINION OF COUNSEL IF THE COMPANY SO REQUESTS), AS LONG AS THE REGISTRAR RECEIVES A CERTIFICATION OF THE TRANSFEROR THAT SUCH TRANSFER IS IN COMPLIANCE WITH THE SECURITIES ACT, (2) TO THE COMPANY OR (3) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT AND, IN EACH CASE, IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY OTHER APPLICABLE JURISDICTION AND (B) THE HOLDER WILL AND EACH SUBSEQUENT HOLDER IS REQUIRED TO NOTIFY ANY PURCHASER FROM IT OF THE SECURITY EVIDENCED HEREBY OF THE RESALE RESTRICTION SET FORTH IN
(A) ABOVE."

         Any such Common Shares as to which such restrictions on transfer shall have expired in accordance with their terms or as to which the conditions for removal of the foregoing legend set forth therein have been satisfied may, upon surrender of the certificates representing such Common Shares for exchange in accordance with the procedures of the transfer agent for the Common Shares, be exchanged for a new certificate or certificates for a like number of Common Shares, which shall not bear the restrictive legend required by this Section 2.05(d).

         (e) Any Note or Common Shares issued upon the conversion of a Note that, prior to the expiration of the holding period applicable to sales thereof under Rule 144(k) under the Securities Act (or any successor provision), is purchased or owned by the Company or any Affiliate thereof may not be resold by the Company or such Affiliate unless registered under the Securities Act or resold pursuant to an exemption from the registration requirements of the Securities Act in a transaction which results in such Notes or Common Shares, as the case may be, no longer being "restricted securities" (as defined in Rule 144 under the Securities Act).

         The Trustee shall have no obligation or duty to monitor, determine or inquire as to compliance with any restrictions on transfer imposed under this Indenture or under applicable law with respect to any transfer of any interest in any Note (including any transfers between or among Agent Members or beneficial holders of interests in any Global Note) other than to require delivery of such certificates and other documentation or evidence as are expressly required by, and to do so if and when expressly required by, the terms of this Indenture, and to examine the same to determine substantial compliance as to form with the express requirements hereof.

         Section 2.06. Mutilated, Destroyed, Lost or Stolen Notes. In case any Note shall become mutilated or be destroyed, lost or stolen, the Company in its discretion may execute, and upon its written request the Trustee or an authenticating agent appointed by the Trustee shall authenticate and make available for delivery, a new Note, bearing a number not contemporaneously outstanding, in exchange and substitution for the mutilated Note, or in lieu of and in substitution for the Note so destroyed, lost or stolen. In every case, the applicant for a substituted Note shall furnish to the Company, to the Trustee and, if applicable, to such authenticating agent such security or indemnity as may be required by them to save each of them harmless for any loss, liability, cost or expense caused by or connected with such substitution, and, in every case of destruction, loss or theft, the applicant shall also furnish to the Company, to the Trustee and, if applicable, to such authenticating agent evidence to their satisfaction of the destruction, loss or theft of such Note and of the ownership thereof.

         Following receipt by the Trustee or such authenticating agent, as the case may be, of satisfactory security or indemnity and evidence, as described in the preceding paragraph, the Trustee or such authenticating agent may authenticate any such substituted Note and make available for delivery such Note. Upon the issuance of any substituted Note, the Company may require the payment by the holder of a sum sufficient to cover any tax, assessment or other governmental charge that may be imposed in relation thereto and any other expenses connected therewith. In case any Note which has matured or is about to mature or has been called for redemption or has been surrendered for purchase on a Purchase Date (and not withdrawn) or is to be converted into Common Shares shall become mutilated or be destroyed, lost or stolen, the Company may, instead of issuing a substitute Note, pay or authorize the payment of or convert or authorize the conversion of the same (without surrender thereof except in the case of a mutilated Note), as the case may be, if the applicant for such payment or conversion shall furnish to the Company, to the Trustee and, if applicable, to such authenticating agent such security or indemnity as may be required by them to save each of them harmless from any loss, liability, cost or expense caused by or in connection with such substitution, and, in every case of destruction, loss or theft, the applicant shall also furnish to the Company, the Trustee and, if applicable, any Paying Agent or Conversion Agent evidence to their satisfaction of the destruction, loss or theft of such Note and of the ownership thereof.

         Every substitute Note issued pursuant to the provisions of this Section
2.06 by virtue of the fact that any Note is destroyed, lost or stolen shall constitute an additional contractual obligation of the Company, whether or not the destroyed, lost or stolen Note shall be found at any time, and shall be entitled to all the benefits of (but shall be subject to all the limitations set forth in) this Indenture equally and proportionately with any and all other Notes duly issued hereunder. To the extent permitted by law, all Notes shall be held and owned upon the express condition that the foregoing provisions are exclusive with respect to the replacement or payment or conversion or redemption or purchase of mutilated, destroyed, lost or stolen Notes and shall preclude any and all other rights or remedies notwithstanding any law or statute existing or hereafter enacted to the contrary with respect to the replacement or payment or conversion or redemption or purchase of negotiable instruments or other securities without their surrender.

         Section 2.07. Temporary Notes. Pending the preparation of Notes in certificated form, the Company may execute and the Trustee or any authenticating agent appointed by the Trustee shall, upon the written request of the Company, authenticate and deliver temporary Notes (printed or lithographed). Temporary Notes shall be issuable in any authorized denomination, and substantially in the form of the Notes in certificated form, but with such omissions, insertions and variations as may be appropriate for temporary Notes, all as may be determined by the Company. Every such temporary Note shall be executed by the Company and authenticated by the Trustee or such authenticating agent upon the same conditions and in substantially the same manner, and with the same effect, as the Notes in certificated form. Without unreasonable delay, the Company will execute and deliver to the Trustee or such authenticating agent Notes in certificated form and thereupon any or all temporary Notes may be surrendered in exchange therefor, at each office or agency maintained by the Company pursuant to Section 4.02 and the Trustee or such authenticating agent shall authenticate and make available for delivery in exchange for such temporary Notes an equal aggregate principal amount of Notes in certificated form. Such exchange shall be made by the Company at its own expense and without any charge therefor. Until so exchanged, the temporary Notes shall in all respects be entitled to the same benefits and subject to the same limitations under this Indenture as Notes in certificated form authenticated and delivered hereunder.

         Section 2.08. Cancellation of Notes. All Notes surrendered for the purpose of payment, redemption, purchase, conversion, exchange or registration of transfer shall, if surrendered to the Company or any Paying Agent or any Note Registrar or any Conversion Agent, be surrendered to the Trustee and promptly canceled by it, or, if surrendered to the Trustee, shall be promptly canceled by it, and no Notes shall be issued in lieu thereof except as expressly permitted by any of the provisions of this Indenture. The Trustee shall dispose of such canceled Notes in accordance with its customary procedures. If the Company shall acquire any of the Notes, such acquisition shall not operate as a redemption, purchase or satisfaction of the indebtedness represented by such Notes unless and until the same are delivered to the Trustee for cancellation.

         Section 2.09. CUSIP Numbers. The Company in issuing the Notes may use "CUSIP" numbers (if then generally in use), and, if so, the Trustee shall use CUSIP numbers in notices of redemption as a convenience to Noteholders; provided that any such notice may state that no representation is made as to the correctness of such numbers either as printed on the Notes or as contained in any notice of a redemption and that reliance may be placed only on the other identification numbers printed on the Notes, and any such redemption shall not be affected by any defect in or omission of such numbers. The Company will promptly notify the Trustee of any change in the CUSIP numbers.

         Section 2.10. Ranking. The indebtedness of the Company arising under or in connection with this Indenture and every outstanding Note issued under this Indenture from time to time constitutes and will constitute a senior unsecured general obligation of the Company, ranking equally with other existing and future senior unsecured Indebtedness of the Company and ranking senior in right of payment to any future Indebtedness of the Company that is expressly made subordinate to the Notes by the terms of such Indebtedness. For purposes of this
Section 2.10 only, "INDEBTEDNESS" means, without duplication, the principal or face amount of (i) all obligations for borrowed money, (ii) all obligations evidenced by Notes, notes or other similar instruments, (iii) all obligations in respect of letters of credit or bankers acceptances or similar instruments (or reimbursement obligations with respect thereto), (iv) all obligations to pay the deferred purchase price of property or services, (v) all obligations as lessee which are capitalized in accordance with generally accepted accounting principles, and (vi) all indebtedness of others guaranteed by the Company or any of its Subsidiaries or for which the Company or any of its Subsidiaries is legally responsible or liable (whether by agreement to purchase indebtedness of, or to supply funds or to invest in, others).

                                   ARTICLE 3
                        REDEMPTION AND PURCHASE OF NOTES

         Section 3.01. Company's Right to Redeem. Prior to August 21, 2010, the Notes will not be redeemable at the Company's option. At any time on or after August 21, 2010 and prior to Stated Maturity, the Company, at its option, may redeem the Notes in accordance with the provisions of Section 3.02, Section 3.03 and Section 3.04 on the applicable Redemption Date for cash, in whole or in part, at a redemption price (the "REDEMPTION PRICE") equal to 100% of the principal amount of the Notes to be redeemed together in each case with accrued and unpaid Interest on the Notes redeemed to (but excluding) such Redemption Date.

         Section 3.02. Notice of Optional Redemption; Selection of Notes.

         (a) In case the Company shall desire to exercise the right to redeem all or, as the case may be, any part of the Notes pursuant to Section 3.01, it shall fix a date (which shall be a Business Day) for redemption (the "REDEMPTION DATE") and it or, at its written request received by the Trustee not fewer than forty-five (45) days prior (or such shorter period of time as may be acceptable to the Trustee) to the Redemption Date, the Trustee in the name of and at the expense of the Company, shall mail or cause to be mailed a notice of such redemption (a "REDEMPTION

NOTICE") not fewer than thirty (30) nor more than sixty (60) days prior to the Redemption Date to each holder of Notes so to be redeemed as a whole or in part at its last address as the same appears on the Note Register; provided that if the Company shall give such Redemption Notice, it shall also give written notice of the Redemption Date to the Trustee. Such mailing shall be by first class mail. The Redemption Notice, if mailed in the manner herein provided, shall be conclusively presumed to have been duly given, whether or not the holder receives such Redemption Notice. In any case, failure to give such Redemption Notice by mail or any defect in the Redemption Notice to the holder of any Note designated for redemption as a whole or in part shall not affect the validity of the proceedings for the redemption of any Note. Concurrently with the mailing of any such Redemption Notice, the Company shall issue a press release announcing such redemption, the form and content of which press release shall be determined by the Company in its sole discretion. The failure to issue any such press release or any defect therein shall not affect the validity of the Redemption Notice or any of the proceedings for the redemption of any Note called for redemption.

         (b) Each such Redemption Notice shall specify the aggregate principal amount of Notes to be redeemed, the CUSIP number or numbers of the Notes being redeemed, the Redemption Date, the Redemption Price at which Notes are to be redeemed, the place or places of payment, that payment will be made upon presentation and surrender of such Notes, that Interest accrued to the Redemption Date will be paid as specified in said notice, and that on and after said date Interest thereon or on the portion thereof to be redeemed will cease to accrue. Such notice shall also state the current Conversion Rate and the date on which the right to convert such Notes or portions thereof into Common Shares will expire (which date shall not be later than the close of business on the second Business Day prior to the Redemption Date). If fewer than all the Notes are to be redeemed, the Redemption Notice shall identify the Notes to be redeemed (including CUSIP numbers, if any). In case any Note is to be redeemed in part only, the Redemption Notice shall state the portion of the principal amount thereof to be redeemed and shall state that, on and after the Redemption Date, upon surrender of such Note, a new Note or Notes in principal amount equal to the unredeemed portion thereof will be issued.

         (c) On or prior to the Redemption Date specified in the Redemption Notice given as provided in this Section 3.02, the Company will deposit with the Trustee or with one or more Paying Agents (or, if the Company is acting as its own Paying Agent, set aside, segregate and hold in trust as provided in Section
4.04 an amount of money in immediately available funds sufficient to redeem on the Redemption Date all the Notes (or portions thereof) so called for redemption (other than those theretofore surrendered for conversion into Common Shares) at the appropriate Redemption Price; provided that if such payment is made on the Redemption Date it must be received by the Trustee or Paying Agent, as the case may be, by 10:00 a.m., New York City time, on such date. The Company shall be entitled to retain any interest, yield or gain on amounts deposited with the Trustee or any Paying Agent pursuant to this Section 3.02(c) in excess of amounts required hereunder to pay the Redemption Price and accrued interest to, but excluding, the Redemption Date. Subject to the last sentence of Section 7.05, if any Note called for redemption is converted pursuant hereto prior to such Redemption Date, any money deposited with the Trustee or any Paying Agent or so segregated and held in trust for the redemption of such Note shall be paid to the Company upon its written request, or, if then held by the Company, shall be discharged from such trust. Whenever any Notes are to be redeemed, the Company will give the Trustee written notice in the form of an Officers' Certificate not fewer than forty-five (45) days (or such shorter period of time as may be acceptable to the Trustee) prior to the Redemption Date as to the aggregate principal amount of Notes to be redeemed.

         (d) If less than all of the outstanding Notes are to be redeemed, the Trustee shall select the Notes or portions thereof of the Global Note or the Notes in certificated form to be redeemed (in principal amounts of $1,000 or multiples thereof) by lot, on a pro rata basis or by another method the Trustee deems fair and appropriate. If any Note selected for partial redemption is submitted for conversion in part after such selection, the portion of such Note submitted for conversion shall be deemed (so far as may be possible) to be from the portion selected for redemption. The Notes (or portions thereof) so selected shall be deemed duly selected for redemption for all purposes hereof, notwithstanding that any such Note is submitted for conversion in part before the mailing of the Redemption Notice.

         In the event of any redemption of fewer than all of the outstanding Notes, the Registrar need not register the transfer of or exchange any Notes selected for redemption (except, in the case of a Note to be redeemed in part, the portion of the Note not to be redeemed) or issue, register the transfer of or exchange any Notes during a period of 15 days before the mailing of the redemption notice. In addition, the Registrar need not register the transfer of or exchange any Notes in respect of which a Purchase Notice has been given and not withdrawn (except, in the case of a Note to be purchased in part, the portion of the Note not to be purchased).

         Section 3.03. Payment of Notes Called for Redemption by the Company. If notice of redemption has been given as provided in Section 3.02, the Notes or portion of Notes with respect to which such notice has been given shall, unless converted into Common Shares pursuant to the terms hereof, become due and payable on the Redemption Date and at the place or places stated in such notice at the applicable Redemption Price, and on and after the Redemption Date (unless the Company shall default in the payment of such Notes at the Redemption Price), Interest on the Notes or portion of Notes so called for redemption shall cease to accrue and, after the close of business on the second Business Day immediately preceding the Redemption Date (unless the Company shall default in the payment of such Notes at the Redemption Price) such Notes shall cease to be convertible into Common Shares and, except as provided in Section 7.05, to be entitled to any benefit or security under this Indenture, and the holders thereof shall have no right in respect of such Notes except the right to receive the Redemption Price thereof. On presentation and surrender of such Notes at a place of payment specified in said notice, such Notes or the specified portions thereof shall be paid and redeemed by the Company at the applicable Redemption Price; provided that if the applicable Redemption Date is an Interest Payment Date, the Interest payable on such Interest Payment Date shall be paid on such Interest Payment Date to the holders of record of such Notes on the Regular Record Date instead of the holders surrendering such Notes for redemption on such Redemption Date.

         Upon presentation of any Note redeemed in part only, the Company shall execute and the Trustee shall authenticate and make available for delivery to the holder thereof, at the expense of the Company, a new Note or Notes, of authorized denominations, in principal amount equal to the unredeemed portion of the Notes so presented.

         Notwithstanding the foregoing, the Trustee shall not redeem any Notes or mail any Redemption Notice during the continuance of a default in payment of Interest on the Notes. If any Note called for redemption shall not be so paid upon surrender thereof for redemption, the principal shall, until paid or duly provided for, continue to bear interest at the rate borne by the Note, and such Note shall remain convertible into Common Shares until the principal and Interest shall have been paid or duly provided for.

         Section 3.04. Conversion Arrangement on Call for Redemption. In connection with any redemption of Notes, the Company may arrange for the purchase and conversion of any Notes by an agreement with one or more investment banks or other purchasers to purchase such Notes by paying to the Trustee in trust for the Noteholders, on or before the Redemption Date, an amount not less than the applicable Redemption Price of such Notes. Notwithstanding anything to the contrary contained in this Article 3, the obligation of the Company to pay the Redemption Price of such Notes shall be deemed to be satisfied and discharged to the extent such amount is so paid by such purchasers. If such an agreement is entered into, a copy of which will be filed with the Trustee prior to the Redemption Date, any Notes not duly surrendered for conversion by the holders thereof may, at the option of the Company, be deemed, to the fullest extent permitted by law, acquired by such purchasers from such holders and (notwithstanding anything to the contrary contained in Article 14) surrendered by such purchasers for conversion, all as of immediately prior to the close of business on the Redemption Date (and the right to convert any such Notes shall be extended through such time), subject to payment of the above amount as aforesaid. At the direction of the Company, the Trustee shall hold and dispose of any such amount paid to it in the same manner as it would monies deposited with it by the Company for the redemption of Notes. Without the Trustee's prior written consent, no arrangement between the Company and such purchasers for the purchase and conversion of any Notes shall increase or otherwise affect any of the powers, duties, responsibilities, obligations, liabilities or immunities of the Trustee as set forth in this Indenture.

         Section 3.05. Purchase of Notes by the Company at Option of Holders upon a Fundamental Change.

         (a) If a Fundamental Change shall occur at any time prior to August 15, 2008, each holder shall have the right, at such holder's option, to require the Company to purchase all of such holder's Notes, or any portion thereof that is equal to $1,000 principal amount or an integral multiple of $1,000 principal amount, on the date specified in the Fundamental Change Purchase Notice, which date shall be no more than 20 Business Days after the date of the Fundamental Change Purchase Notice (subject to extension to comply with applicable law) (the "FUNDAMENTAL CHANGE PURCHASE DATE"). The Company shall purchase such Notes in accordance with Section 3.07 at a price (the "FUNDAMENTAL CHANGE PURCHASE PRICE") equal to 100% of the principal amount thereof plus any accrued and unpaid Interest to but excluding the Fundamental Change Purchase Date; provided that if such Fundamental Change Purchase Date falls on an Interest Payment Date, then the Interest payable on such Interest Payment Date shall be paid to the holders of record of the Notes on the Regular Record Date instead of the holders surrendering the Notes for purchase on such Fundamental Change Purchase Date.

         (b) On or before the twentieth (20th) Business Day after the occurrence of a Fundamental Change, the Company, or at its written request accompanied by a notice (the "FUNDAMENTAL CHANGE PURCHASE NOTICE") of the occurrence of such Fundamental Change and of the purchase right at the option of the holders arising as a result thereof to be delivered by the

Trustee, the Trustee, in the name of and at the expense of the Company (which request and Fundamental Change Purchase Notice must be received by the Trustee at least five (5) Business Days prior to the date the Trustee is requested to give notice as described below, unless the Trustee shall agree to a shorter period), shall mail or cause to be mailed, by first class mail, on such date such Fundamental Change Purchase Notice to each holder of Notes at its last address as the same appears on the Note Register; provided that if the Company shall give such Fundamental Change Purchase Notice, it shall also give written notice of the Fundamental Change to the Trustee at such time as it is mailed to Noteholders. Such Fundamental Change Purchase Notice, if mailed in the manner herein provided, shall be conclusively presumed to have been duly given, whether or not the holder receives such Fundamental Change Purchase Notice. Each Fundamental Change Purchase Notice shall state:

                  (i) the Fundamental Change Purchase Price, excluding accrued and unpaid Interest, the applicable Conversion Rate at the time of such notice (and any applicable adjustments to the Conversion Rate) and, to the extent known at the time of such Fundamental Change Purchase Notice, the amount of Interest that will be payable with respect to the Notes on the Fundamental Change Purchase Date;

                  (ii) whether the Company elects to pay the Fundamental Change Purchase Price in cash, in Common Shares or a combination thereof, specifying the percentage or amounts of each;

                  (iii) if the Company elects to pay any portion of the Fundamental Change Purchase Price in Common Shares, the method of calculating the Market Price of the Common Shares;

                  (iv) the events causing the Fundamental Change and the date of the Fundamental Change;

                  (v)      the Fundamental Change Purchase Date;

                  (vi) the last date on which a holder may exercise the purchase right;

                  (vii) the name and address of the Paying Agent and the Conversion Agent;

                  (viii) that Notes as to which a Fundamental Change Purchase Notice has been given by the holder may be converted only if the election has been withdrawn by the holder in accordance with the terms of this Indenture; provided that the Notes are otherwise convertible in accordance with Section 14.01;

                  (ix) that the holder shall have the right to withdraw any Notes surrendered prior to the close of business on the Business Day immediately preceding the Fundamental Change Purchase Date (or any such later time as may be required by applicable law);

                  (x) a description of the procedures which a Noteholder must follow to exercise such purchase right or to withdraw any surrendered Notes;

                  (xi) the CUSIP number or numbers of the Notes (if then generally in use); and

                  (xii) briefly, the conversion rights of the Notes and whether, at the time of such notice, the Notes are eligible for conversion.

         No failure of the Company to give the foregoing notices and no defect therein shall limit the Noteholders' purchase rights or affect the validity of the proceedings for the purchase of the Notes pursuant to this Section 3.05. Simultaneously with providing such notice, the Company will publish a notice containing this information in a newspaper of general circulation in The City of New York or the Company will issue a press release and publish the information on the Company's website or through such other public medium as the Company may use at that time.

         (c) Notes shall be purchased pursuant to this Section 3.05 at the option of the holder upon:

                  (i) delivery to the Trustee (or other Paying Agent appointed by the Company) by a holder of a duly completed written purchase notice (a "FUNDAMENTAL CHANGE PURCHASE ELECTION") in the form set forth on the reverse of the Note at any time from the time of receipt of a Fundamental Change Purchase Notice until the close of business on or before the Fundamental Change Purchase Date stating:

                           (A) if certificated, the certificate numbers of the Notes which the holder shall deliver to be purchased;

                           (B) the portion of the principal amount of the Notes that the holder shall deliver to be purchased, which portion must be $1,000 or an integral multiple thereof,

                           (C) that such Notes shall be purchased as of the Fundamental Change Purchase Date pursuant to the terms and conditions specified in the Notes and in the Indenture; and

                           (D) in the event the Company elects to pay the Fundamental Change Purchase Price, in whole or in part, in Common Shares but such portion of the Fundamental Change Purchase Price shall ultimately be paid to such holder entirely in cash because any of the conditions to payment of the Fundamental Change Purchase Price in Common Shares is not satisfied prior to the close of business on the Business Day prior to the relevant Fundamental Change Purchase Date, whether such holder elects (i) to withdraw such Fundamental Change Purchase Election as to some or all of the Notes to which such election relates (stating the principal amount and certificate numbers, if any, of the Notes as to which such withdrawal shall relate), or (ii) to receive cash in respect of the entire Fundamental Change Purchase Price for all Notes (or portions thereof) to which such election relates; and

                  (ii) delivery or book-entry transfer of the Notes to the Trustee (or other Paying Agent appointed by the Company) simultaneously with or at any time after delivery of the Fundamental Change Purchase Election but no later than the close of business on or before the Fundamental Change Purchase Date (together with all necessary endorsements) at the Corporate Trust Office of the Trustee (or other Paying Agent appointed by the Company) in the Borough of Manhattan, such delivery or transfer being a condition to receipt by the holder of the Fundamental Change Purchase Price therefor; provided that such Fundamental Change Purchase Price shall be so paid pursuant to this Section 3.05 only if the Notes so delivered or transferred to the Trustee (or other Paying Agent appointed by the Company) shall conform in all respects to the description thereof in the related Fundamental Change Purchase Election. All questions as to the validity, eligibility (including time of receipt) and acceptance of any Note for purchase shall be determined by the Company, whose determination shall be final and binding absent manifest error.

         If a holder fails to indicate such holder's choice with respect to the election set forth in Section 3.05(c)(i)(D), such holder shall be deemed to have elected to receive cash in respect of the entire Fundamental Change Purchase Price for all Notes subject to such Fundamental Change Purchase Election in the circumstances set forth in Section 3.05(c)(i)(D).

         Section 3.06. Purchase of Notes by the Company at Option of Holders on Specified Dates.

         (a) On each of August 15, 2008, August 15, 2010, August 15, 2013 and August 15, 2018 (each, a "COMPANY PURCHASE DATE"), each holder shall have the right, at such holder's option, to require the Company to purchase all of such holder's Notes, or any portion thereof that is equal to $1,000 principal amount or an integral multiple of $1,000 principal amount. The Company shall purchase such Notes in accordance with Section 3.07 at a price (the "COMPANY PURCHASE PRICE") equal to 100% of the principal amount thereof plus any accrued and unpaid Interest to but excluding the Company Purchase Date; provided that if such Company Purchase Date falls on an Interest Payment Date, then the Interest payable on such Interest Payment Date shall be paid to the holders of record of the Notes on the Regular Record Date instead of the holders surrendering the Notes for purchase on such Company Purchase Date.

         (b) On or before the twentieth (20th) day prior to each Company Purchase Date, the Company, or at its written request accompanied by a notice (the "COMPANY PURCHASE NOTICE") to be delivered by the Trustee, the Trustee, in the name of and at the expense of the Company (which request and Company Purchase Notice must be received by the Trustee at least five (5) Business Days prior to the date the Trustee is requested to give notice as described below, unless the Trustee shall agree to a shorter period), shall mail or cause to be mailed, by first class mail, on such date such Company Purchase Notice to each holder of Notes at its last address as the same appears on the Note Register; provided that if the Company shall give such Company Purchase Notice, it shall also give written notice to the Trustee at such time as it is mailed to Noteholders. Such Company Purchase Notice, if mailed in the manner herein provided, shall be conclusively presumed to have been duly given, whether or not the holder receives such Company Purchase Notice. Each Company Purchase Notice shall state:

                  (i) the Company Purchase Price, excluding accrued and unpaid Interest, the applicable Conversion Rate at the time of such notice (and any applicable adjustments to the Conversion Rate) and, to the extent known at the time of such Company Purchase

         Notice, the amount of Interest that will be payable with respect to the Notes on the Company Purchase Date;

                  (ii) whether the Company elects to pay the Company Purchase Price in cash, in Common Shares or a combination thereof, specifying the percentage or amounts of each;

                  (iii) if the Company elects to pay any portion of the Company Purchase Price in Common Shares, the method of calculating the Market Price of the Common Shares;

                  (iv)     the Company Purchase Date;

                  (v) the last date on which a holder may exercise the purchase right;

                  (vi) the name and address of the Paying Agent and the Conversion Agent;

                  (vii) that Notes as to which a Company Purchase Notice has been given by the holder may be converted only if the election has been withdrawn by the holder in accordance with the terms of this Indenture; provided that the Notes are otherwise convertible in accordance with
         Section 14.01;

                  (viii) that the holder shall have the right to withdraw any Notes surrendered prior to the close of business on the Business Day immediately preceding the Company Purchase Date (or any such later time as may be required by applicable law);

                  (ix) a description of the procedures which a Noteholder must follow to exercise such purchase right or to withdraw any surrendered Notes;

                  (x) the CUSIP number or numbers of the Notes (if then generally in use); and

                  (xi) briefly, the conversion rights of the Notes and whether, at the time of such notice, the Notes are eligible for conversion.

         No failure of the Company to give the foregoing notices and no defect therein shall limit the Noteholders' purchase rights or affect the validity of the proceedings for the purchase of the Notes pursuant to this Section 3.06. Simultaneously with providing such notice, the Company will publish a notice containing this information in a newspaper of general circulation in The City of New York or the Company will issue a press release and publish the information on the Company's website or through such other public medium as the Company may use at that time.

         (c) Notes shall be purchased pursuant to this Section 3.06 at the option of the holder upon:

                  (i) delivery to the Trustee (or other Paying Agent appointed by the Company) by a holder of a duly completed written purchase notice (a "COMPANY PURCHASE ELECTION") in the form set forth on the reverse of the Note at any time from the opening of business on the 20th Business Day preceding the Company Purchase Date until the close of business on the Business Day immediately preceding the Company Purchase Date stating:

                           (A) if certificated, the certificate numbers of the Notes which the holder shall deliver to be purchased;

                           (B) the portion of the principal amount of the Notes that the holder shall deliver to be purchased, which portion must be $1,000 or an integral multiple thereof,

                           (C) that such Notes shall be purchased as of the Company Purchase Date pursuant to the terms and conditions specified in the Notes and in the Indenture; and

                           (D) in the event the Company elects to pay the Company Purchase Price, in whole or in part, in Common Shares but such portion of the Company Purchase Price shall ultimately be paid to such holder entirely in cash because any of the conditions to payment of the Company Purchase Price in Common Shares is not satisfied prior to the close of business on the Business Day prior to the relevant Company Purchase Date, whether such holder elects (i) to withdraw the Company Purchase Election as to some or all of the Notes to which such election relates (stating the principal amount and certificate numbers, if any, of the Notes as to which such withdrawal shall relate), or (ii) to receive cash in respect of the entire Company Purchase Price for all Notes (or portions thereof) to which such election relates; and

                  (ii) delivery or book-entry transfer of the Notes to the Trustee (or other Paying Agent appointed by the Company) simultaneously with or at any time after delivery of the Company Purchase Election but not later than the close of business on or before the Company Purchase Date (together with all necessary endorsements) at the Corporate Trust Office of the Trustee (or other Paying Agent appointed by the Company) in the Borough of Manhattan, such delivery or transfer being a condition to receipt by the holder of the Company Purchase Price therefor; provided that such Company Purchase Price shall be so paid pursuant to this Section 3.06 only if the Notes so delivered or transferred to the Trustee (or other Paying Agent appointed by the Company) shall conform in all respects to the description thereof in the related Company Purchase Election. All questions as to the validity, eligibility (including time of receipt) and acceptance of any Note for purchase shall be determined by the Company, whose determination shall be final and binding absent manifest error.

         If a holder fails to indicate such holder's choice with respect to the election set forth in Section 3.06(c)(i)(D), such holder shall be deemed to have elected to receive cash in respect of the entire Company Purchase Price for all Notes subject to such Company Purchase Election in the circumstances set forth in Section 3.06(c)(i)(D).

         Section 3.07. Company's Right to Elect Manner of Payment of Purchase Price.

         (a) The Notes to be purchased by the Company on any Purchase Date pursuant to Section 3.05 or Section 3.06 may be paid for, in whole or in part, at the election of the Company, in U.S. legal tender ("CASH") or Common Shares valued at 98.5% of the Market Price, or in any combination of cash and Common Shares (valued in such manner), subject to the conditions set forth in Section 3.07(e). The Company shall designate in its Purchase Notice whether the Company will purchase the Notes for cash or Common Shares, or, if a combination thereof, the percentage of the Purchase Price that it will pay in cash and the percentage that it will pay in Common Shares; provided that the Company will pay cash for accrued and unpaid Interest and for fractional interests in Common Shares in an amount based upon the Market Price of such fractional shares. For purposes of determining the amount of any fractional interests, all Notes subject to purchase held by a holder shall be considered together (no matter how many separate certificates are to be presented).

         (b) Each holder whose Notes are purchased pursuant to Section 3.05 or Section 3.06 shall receive the same percentage of cash or Common Shares in payment of the Purchase Price for such Notes as any other holder whose Notes are purchased, except (i) as provided in Section 3.07(a) with regard to the payment of cash in lieu of fractional Common Shares and (ii) in the event that the Company is unable to purchase the Notes of a holder or holders for Common Shares because any necessary qualifications or registrations of the Common Shares under applicable state securities laws cannot be obtained, or because the conditions to purchasing the Notes for Common Shares set forth in Section 3.07(e) have not been satisfied, the Company may purchase the Notes of such holder or holders for cash. The Company shall have the right to change its election with respect to the consideration (or components or percentages of components thereof) to be paid at any time prior to the third Business Day immediately preceding the Purchase Date (except pursuant to Section 3.07(e) in the event of a failure to satisfy, prior to the close of business on the Business Day immediately preceding the Purchase Date, any condition to the payment of the Purchase Price in whole or in part in Common Shares).

         (c) At least five Business Days before the date of any Purchase Notice, the Company shall deliver an Officers' Certificate to the Trustee specifying:

                  (i)      the manner of payment selected by the Company;

                  (ii) the information required to be included in the Purchase Notice;

                  (iii) if the Company elects to pay the Purchase Price, or a specified percentage thereof, in Common Shares, that the conditions to such manner of payment set forth in Section 3.07(e) have been or will be complied with; and

                  (iv) whether the Company desires the Trustee to give the Purchase Notice required to holders on its behalf.

         (d) If the Company elects to pay the Purchase Price, or any percentage thereof, with respect to a Purchase Date in Common Shares, the number of Common Shares to be delivered with respect to each Note shall be equal to the quotient obtained by dividing (i) the dollar amount of the Purchase Price with respect to such Note (not including any accrued and unpaid Interest) to be paid in Common Shares by (ii) 98.5% of the Market Price with respect to such Purchase Date, provided that no fractional shares will be delivered.

         (e) The Company's right to elect to pay some or all of the Purchase Price with respect to a Purchase Date by delivering Common Shares shall be conditioned upon:

                  (i) the Company giving timely notice of its election and, if such notice is given on or after the third Business Day immediately preceding the Purchase Date, the Company not having previously given notice of an election to pay the Purchase Price with respect to such Purchase Date entirely in cash;

                  (ii) the approval for listing of such Common Shares on a national securities exchange or the approval for quotation of such Common Shares in an inter-dealer quotation system of any registered United States national securities association;

                  (iii) information necessary to calculate the Market Price being published in a daily newspaper of national circulation or being otherwise readily publicly available;

                  (iv) the registration of such Common Shares under the Securities Act and the Exchange Act, in each case if required;

                  (v) the receipt of any necessary qualification or the registration under applicable state securities laws or the availability of an exemption from such qualification and registration; and

                  (vi) the receipt by the Trustee of an Officers' Certificate and an Opinion of Counsel each stating that (A) the terms of the issuance of the Common Shares are in conformity with this Indenture and (B) the Common Shares to be issued by the Company in payment of the Purchase Price in respect of Notes have been duly authorized and, when issued and delivered pursuant to the terms of this Indenture in payment of the Purchase Price, will be validly issued, fully paid and non-assessable and free from preemptive rights under the Company's Declaration of Trust and By-laws and applicable Maryland law, and, in the case of such Officers' Certificate, stating that each of the conditions in clauses (i) through (v) above and the condition set forth in the next succeeding sentence have been satisfied and, in the case of such Opinion of Counsel, stating that the condition in clause
         (iv) above has been satisfied. Such Officers' Certificate shall also set forth the number of Common Shares to be issued for each $1,000 principal amount of Notes and the Last Reported Sale Price on each Trading Day during the period during which the Market Price with respect to such Purchase Date is to be calculated.

         If the foregoing conditions are not satisfied with respect to a holder or holders prior to the close of business on the Business Day immediately preceding the Purchase Date, the Company shall pay the entire Purchase Price of the Notes of such holder or holders in cash.

         Upon determination of the actual number of Common Shares to be issued upon purchase of Notes, the Company shall be required to disseminate a press release containing this information or publish the information on the Company's Web site or through such other public medium as the Company may use at that time.

         (f) All Common Shares delivered upon purchase of the Notes shall be newly issued shares or treasury shares, shall be duly authorized, validly issued, fully paid and non-assessable, and shall be free from preemptive rights and free of any lien or adverse claim.

         (g) If a holder is paid some or all of the Purchase Price with respect to such holder's Notes in Common Shares, the Company shall pay any documentary, stamp or similar issue or transfer tax due on such issue of Common Shares; provided that the holder shall pay any such tax which is due because the holder requests the Common Shares to be issued in a name other than that of the holder. The Paying Agent may refuse to deliver the certificates representing the Common Shares being issued in a name other than the holder's name until the Paying Agent receives a sum sufficient to pay any tax which will be due because the Common Shares are to be issued in a name other than the holder's name. Nothing herein shall preclude any income tax withholding required by law or regulations.

         Notwithstanding anything to the contrary in this Indenture, the Company may, by execution and delivery to the Trustee of a supplemental indenture, without the consent of any holders, extinguish the Company's right to pay any part of the Purchase Price with Common Shares with respect to any purchase of Notes by the Company at the option of the holders occurring on a date after the date of such supplemental indenture, pursuant to Section 10.01.

         Section 3.08. Conditions and Procedures for Purchase at Option of Holders.

         (a) The Company shall purchase from the holder thereof, pursuant to Section 3.05 or Section 3.06, a portion of a Note, if the principal amount of such portion is $1,000 or a whole multiple of $1,000. Provisions of this Indenture that apply to the purchase of all of a Note also apply to the purchase of such portion of such Note. Upon presentation of any Note purchased in part only, the Company shall execute and the Trustee shall authenticate and make available for delivery to the holder thereof, at the expense of the Company, a new Note or Notes, in any authorized denomination, in aggregate principal amount equal to the portion of the Notes presented but not purchased.

         (b) On or prior to a Purchase Date, the Company will deposit with the Trustee or with one or more Paying Agents (or, if the Company is acting as its own Paying Agent, set aside, segregate and hold in trust as provided in
Section 4.04) an amount of cash and/or Common Shares, as applicable, sufficient to purchase on the Purchase Date all the Notes or portions thereof to be purchased on such date at the Purchase Price; provided that if such deposit is made on the Purchase Date it must be received by the Trustee or Paying Agent, as the case may be, by 10:00 a.m., New York City time, on such date.

         If the Trustee or other Paying Agent appointed by the Company, or the Company or an Affiliate of the Company, if it or such Affiliate is acting as the Paying Agent, holds cash or Common Shares sufficient to pay the aggregate Purchase Price of all the Notes or portions thereof that are to be purchased as of the Purchase Date, on or after the Purchase Date (i) such Notes will cease to be outstanding, (ii) Interest on such Notes will cease to accrue and (iii) all other rights of the holders of such Notes will terminate, whether or not book-entry transfer of the Notes has been made or the Notes have been delivered to the Trustee or Paying Agent, other than the right to receive the Purchase Price upon delivery or transfer of the Notes.

         (c) Upon receipt by the Trustee (or other Paying Agent appointed by the Company) of a Purchase Notice, the holder of the Note in respect of which such Purchase Notice was given shall (unless such notice is validly withdrawn) thereafter be entitled to receive solely the Purchase Price with respect to such Note. Such Purchase Price shall be paid to such holder, subject to prior receipt of funds and/or Notes by the Trustee as provided in Section 3.08(b) (or other Paying Agent appointed by the Company), promptly (but in no event more than five
(5) Business Days) following the later of (x) the Purchase Date with respect to such Note (provided the holder has satisfied the conditions in Section 3.05(c) or Section 3.06(c), as applicable) and (y) the time of delivery of such Note to the Trustee (or other Paying Agent appointed by the Company) by the holder thereof in the manner required by Section 3.05(c) or Section 3.06(c), as applicable. Notes in respect of which a Purchase Notice has been given by the holder thereof may not be converted pursuant to Article 14 hereof on or after the date of the delivery of such Purchase Notice unless such notice has first been validly withdrawn.

         (d) Notwithstanding anything herein to the contrary, any holder delivering to the Corporate Trust Office of the Trustee (or other Paying Agent appointed by the Company) a Purchase Notice shall have the right to withdraw such election at any time prior to the close of business on the Business Day preceding the Purchase Date (or any such later time as may be required by applicable law) by delivery of a written notice of withdrawal to the Trustee (or other Paying Agent appointed by the Company) specifying:

                  (i) the certificate number, if any, of the Note in respect of which such notice of withdrawal is being submitted, or the appropriate Depositary information if the Note in respect of which such notice of withdrawal is being submitted is represented by a Global Note,

                  (ii) the principal amount of the Note with respect to which such notice of withdrawal is being submitted, and

                  (iii) the principal amount, if any, of such Note which remains subject to the original Purchase Notice and which has been or will be delivered for purchase by the Company.

         The Trustee (or other Paying Agent appointed by the Company) shall promptly notify the Company of the receipt by it of any Purchase Notice or written notice of withdrawal thereof.

         (e) The Company will comply with the provisions of Rule 13e-4 and any other tender offer rules under the Exchange Act to the extent then applicable in connection with the purchase rights of the holders of Notes in the event of a Fundamental Change or on any Company Purchase Date. If then required by applicable law, the Company will file a Schedule TO or any other schedule required in connection with such purchase.

         (f)      There shall be no purchase of any Notes pursuant to Section
3.05 or Section 3.06 if there has occurred at any time prior to, and is continuing on, the Purchase Date an Event of

Default (other than an Event of Default that is cured by the payment of the Purchase Price with respect to such Notes). The Paying Agent will promptly return to the respective holders thereof any Notes (x) with respect to which a Purchase Notice has been withdrawn in compliance with this Indenture, or (y) held by it during the continuance of an Event of Default of which it has actual knowledge or has received written notice thereof (other than a default in the payment of the Purchase Price with respect to such Notes) in which case, upon such return, the Purchase Election with respect thereto shall be deemed to have been withdrawn.

         (g) The Trustee (or other Paying Agent appointed by the Company) shall, at the written direction of the Company, return to the Company any cash that remains unclaimed as provided in Section 12.03, together with interest, if any, thereon, held by them for the payment of the Purchase Price; provided that to the extent that the aggregate amount of cash deposited by the Company pursuant to Section 3.08(b) exceeds the aggregate Purchase Price of the Notes or portions thereof which the Company is obligated to purchase as of the Purchase Date then, unless otherwise agreed in writing with the Company, on the first Business Day following the Purchase Date, the Trustee shall return, at the written direction of the Company, any such excess to the Company together with interest, if any, thereon.

         (h) In the case of a reclassification, change, consolidation, merger, combination, sale or conveyance which constitutes a Fundamental Change or to which Section 14.06 applies, in which the Common Shares of the Company are changed or exchanged as a result into the right to receive stock, securities or other property or assets (including cash), which includes Common Shares of the Company or shares of common stock of another Person that are, or upon issuance will be, traded on a United States national securities exchange or approved for trading on an established automated over-the-counter trading market in the United States and such shares constitute at the time such change or exchange becomes effective in excess of 50% of the aggregate fair market value of such stock, securities or other property or assets (including cash) (as determined by the Company, which determination shall be conclusive and binding), then the Person formed by such consolidation or resulting from such merger or which acquires such assets, as the case may be, shall execute and deliver to the Trustee a supplemental indenture (accompanied by an Opinion of Counsel that such supplemental indenture complies with the Trust Indenture Act as in force at the date of execution of such supplemental indenture) modifying the provisions of this Indenture relating to the right of holders of the Notes to cause the Company to purchase the Notes following a Fundamental Change and the provisions of this Indenture relating to the Company's option to deliver Common Shares in payment of the Fundamental Change Purchase Price, including without limitation the applicable provisions of this Article 3 (including Sections 3.05(b)(ii), 3.05(b)(iii), 3.05(c)(i)(D) and 3.07), Article 10 (including Section 10.01(b)), the definitions of Common Shares and Fundamental Change and the Form of Note (including the Form of Fundamental Change Purchase Election), as appropriate, as determined in good faith by the Company (which determination shall be conclusive and binding), to make such provisions apply to such other Person if different from the Company and the common stock issued by such Person (in lieu of the Company and the Common Shares of the Company).

                                   ARTICLE 4
                      PARTICULAR COVENANTS OF THE COMPANY

         Section 4.01. Payment of Principal and Interest. The Company covenants and agrees that it will duly and punctually pay or cause to be paid the principal of (including any Redemption Price or Purchase Price pursuant to Article 3) and Interest on each of the Notes at the places, at the respective times and in the manner provided herein and in the Notes.

         Section 4.02. Maintenance of Office or Agency. The Company will maintain an office or agency in the Borough of Manhattan, The City of New York, where the Notes may be surrendered for registration of transfer or exchange or for presentation for payment or for conversion, redemption or purchase and where notices and demands to or upon the Company in respect of the Notes and this Indenture may be served. The Company will give prompt written notice to the Trustee of the location, and any change in the location, of such office or agency not designated or appointed by the Trustee. If at any time the Company shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office.

         The Company may also from time to time designate co-registrars and one or more offices or agencies where the Notes may be presented or surrendered for any or all such purposes and may from time to time rescind such designations. The Company will give prompt written notice of any such designation or rescission and of any change in the location of any such other office or agency.

         The Company hereby initially designates the Trustee as Paying Agent, Note Registrar, Custodian and Conversion Agent, and each of the Corporate Trust Office and the office of agency of the Trustee in the Borough of Manhattan shall be considered as one such office or agency of the Company or the Trustee, as the case may be, for each of the aforesaid purposes.

         So long as the Trustee is the Note Registrar, the Trustee agrees to mail, or cause to be mailed, the notices set forth in Section 7.10(a) and the third paragraph of Section 7.11. If co-registrars have been appointed in accordance with this Section, the Trustee shall mail such notices only to the Company and the holders of Notes it can identify from its records.

         Section 4.03. Appointments to Fill Vacancies in Trustee's Office. The Company, whenever necessary to avoid or fill a vacancy in the office of Trustee, will appoint, in the manner provided in Section 7.10, a Trustee, so that there shall at all times be a Trustee hereunder.

         Section 4.04. Provisions as to Paying Agent. (a) If the Company shall appoint a Paying Agent other than the Trustee, or if the Trustee shall appoint such a Paying Agent, the Company will cause such Paying Agent to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of this Section 4.04:

                  (1) that it will hold all sums held by it as such agent for the payment of the principal of or Interest on the Notes (whether such sums have been paid to it by the Company or by any other obligor on the Notes) in trust for the benefit of the holders of the Notes;

                  (2) that it will give the Trustee notice of any failure by the Company (or by any other obligor on the Notes) to make any payment of the principal of or Interest on the Notes when the same shall be due and payable; and

                  (3) that at any time during the continuance of an Event of Default, upon request of the Trustee, it will forthwith pay to the Trustee all sums so held in trust.

         The Company shall, on or before each due date of the principal of or Interest on the Notes, deposit with the Paying Agent a sum (in funds which are immediately available on the due date for such payment) sufficient to pay such principal or Interest, and (unless such Paying Agent is the Trustee) the Company will promptly notify the Trustee of any failure to take such action; provided that if such deposit is made on the due date, such deposit shall be received by the Paying Agent by 10:00 a.m., New York City time, on such date.

         (b) If the Company shall act as its own Paying Agent, it will, on or before each due date of the principal of or Interest on the Notes, set aside, segregate and hold in trust for the benefit of the holders of the Notes a sum sufficient to pay such principal or Interest so becoming due and will promptly notify the Trustee of any failure to take such action and of any failure by the Company (or any other obligor under the Notes) to make any payment of the principal of or Interest on the Notes when the same shall become due and payable.

         (c) Anything in this Section 4.04 to the contrary notwithstanding, the Company may, at any time, for the purpose of obtaining a satisfaction and discharge of this Indenture, or for any other reason, pay or cause to be paid to the Trustee all sums held in trust by the Company or any Paying Agent hereunder as required by this Section 4.04, such sums to be held by the Trustee upon the trusts herein contained and upon such payment by the Company or any Paying Agent to the Trustee, the Company or such Paying Agent shall be released from all further liability with respect to such sums.

         (d) Anything in this Section 4.04 to the contrary notwithstanding, the agreement to hold sums in trust as provided in this Section 4.04 is subject to Sections 12.02 and 12.03.

         The Trustee shall not be responsible for the actions of any other Paying Agents (including the Company if acting as its own Paying Agent) and shall have no control of any funds held by such other Paying Agents.

         Section 4.05. Existence. Subject to Article 11, the Company will do or cause to be done all things necessary to preserve and keep in full force and effect its existence and rights (charter and statutory); provided that the Company shall not be required to preserve any such right if the Company shall determine that the preservation thereof is no longer desirable in the conduct of the business of the Company and that the loss thereof is not materially adverse to the Noteholders.

         Section 4.06. Rule 144A Information Requirement. Within the period prior to the expiration of the holding period applicable to sales thereof under Rule 144(k) under the Securities Act (or any successor provision), the Company covenants and agrees that it shall, during any period in which it is not subject to Section 13 or 15(d) under the Exchange Act, make available to any holder or beneficial holder of Notes or any Common Shares issued upon conversion thereof which continue to be Restricted Securities in connection with any sale thereof and any prospective purchaser of Notes or such Common Shares designated by such holder or beneficial holder, the information required pursuant to Rule 144A(d)(4) under the Securities Act upon the request of any holder or beneficial holder of the Notes or such Common Shares and it will take such further action as any holder or beneficial holder of such Notes or such Common Shares may reasonably request, all to the extent required from time to time under the Securities Act to enable such holder or beneficial holder to sell its Notes or Common Shares without registration under the Securities Act within the limitation of the exemption provided by Rule 144A, as such Rule may be amended from time to time.

         Section 4.07. Stay, Extension and Usury Laws. The Company covenants (to the extent that it may lawfully do so) that it shall not at any time insist upon, plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay, extension or usury law or other law which would prohibit or forgive the Company from paying all or any portion of the principal of or Interest on the Notes as contemplated herein, wherever enacted, now or at any time hereafter in force, or which may affect the covenants or the performance of this Indenture and the Company (to the extent it may lawfully do so) hereby expressly waives all benefit or advantage of any such law, and covenants that it will not, by resort to any such law, hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

         Section 4.08. Compliance Certificate. The Company shall deliver to the Trustee, within one hundred twenty (120) days after the end of each fiscal year of the Company (which fiscal year of the Company is presently the twelve calendar months ending December 31), a certificate signed by any two of the Chairman of the Board, the Chief Executive Officer, the Chief Operating Officer, the President, the Chief Financial Officer, any Vice President (whether or not designated by a number or numbers or words added before or after the title "Vice President"), the Treasurer, the Secretary or any Assistant Secretary of the Company, stating whether or not to the best knowledge of the signer thereof the Company is in default in the performance and observance of any of the terms, provisions and conditions of this Indenture (without regard to any period of grace or requirement of notice provided hereunder) and, if the Company shall be in default, specifying all such defaults and the nature and the status thereof of which the signer may have knowledge.

         The Company will deliver to the Trustee, promptly upon becoming aware of (i) any default in the performance or observance of any covenant, agreement or condition contained in this Indenture, or (ii) any Event of Default, an Officers' Certificate specifying with particularity such default or Event of Default and further stating what action the Company has taken, is taking or proposes to take with respect thereto.

         Any notice required to be given under this Section 4.08 shall be delivered to a Responsible Officer of the Trustee at its Corporate Trust Office.

         Section 4.09. Additional Amounts Notice. In the event that the Company is required to pay Additional Amounts to holders of Notes pursuant to the Registration Rights Agreement, the Company will provide written notice ("ADDITIONAL AMOUNTS NOTICE") to the Trustee of the Company's obligation to pay Additional Amounts no later than fifteen (15) days prior to the proposed payment date for the Additional Amounts, and the Additional Amounts Notice shall set forth the amount of Additional Amounts to be paid by the Company on such payment date. The Trustee shall not at any time be under any duty or responsibility to any holder of Notes to determine the Additional Amounts, or with respect to the nature, extent or calculation of the amount of Additional Amounts when made, or with respect to the method employed in such calculation of the Additional Amounts.

                                   ARTICLE 5
          NOTEHOLDERS' LISTS AND REPORTS BY THE COMPANY AND THE TRUSTEE

         Section 5.01. Noteholders' Lists. The Company covenants and agrees that it will furnish or cause to be furnished to the Trustee, semiannually, not more than fifteen (15) days after each February 1 and August 1 in each year beginning with February 1, 2004, and at such other times as the Trustee may request in writing, within thirty (30) days after receipt by the Company of any such request (or such lesser time as the Trustee may reasonably request in order to enable the Trustee to timely provide any notice to be provided by it hereunder), a list in such form as the Trustee may reasonably require of the names and addresses of the holders of Notes as of a date not more than fifteen (15) days (or such other date as the Trustee may reasonably request in order to so provide any such notices) prior to the time such information is furnished, except that no such list need be furnished by the Company to the Trustee so long as the Trustee is acting as the sole Note Registrar.

         Section 5.02. Preservation and Disclosure of Lists. (a) The Trustee shall preserve, in as current a form as is reasonably practicable, all information as to the names and addresses of the holders of Notes contained in the most recent list furnished to it as provided in Section 5.01 or maintained by the Trustee in its capacity as Note Registrar or co-registrar in respect of the Notes, if so acting. The Trustee may destroy any list furnished to it as provided in Section 5.01 upon receipt of a new list so furnished.

         (a) The rights of Noteholders to communicate with other holders of Notes with respect to their rights under this Indenture or under the Notes, and the corresponding rights and duties of the Trustee, shall be as provided by the Trust Indenture Act.

         (b) Every Noteholder, by receiving and holding Notes, agrees with the Company and the Trustee that neither the Company nor the Trustee nor any agent of either of them shall be held accountable by reason of any disclosure of information as to names and addresses of holders of Notes made pursuant to the Trust Indenture Act.

         Section 5.03. Reports by Trustee. (a) Within sixty (60) days after December 15 of each year commencing with the year 2003, the Trustee shall transmit to holders of Notes such reports dated as of December 15 of the year in which such reports are made concerning the Trustee and its actions under this Indenture as may be required pursuant to the Trust Indenture Act at the times and in the manner provided pursuant thereto. In the event that no events have occurred under the applicable sections of the Trust Indenture Act, the Trustee shall be under no duty or obligation to provide such reports.

         (b) A copy of such report shall, at the time of such transmission to holders of Notes, be filed by the Trustee with each stock exchange and automated quotation system upon which the Notes are listed and with the Company. The Company will promptly notify the Trustee in writing when the Notes are listed on any stock exchange or automated quotation system or delisted therefrom.

         Section 5.04. Reports by Company. The Company shall file with the Trustee (and the Commission if at any time after this Indenture becomes qualified under the Trust Indenture Act), and transmit to holders of Notes, such information, documents and other reports and such summaries thereof, as may be required pursuant to the Trust Indenture Act at the times and in the manner provided pursuant to such Act, whether or not the Notes are governed by such Act; provided that any such information, documents or reports required to be filed with the Commission pursuant to Section 13 or 15(d) of the Exchange Act shall be filed with the Trustee within fifteen (15) days after the same is so required to be filed with the Commission, unless the same shall be available through the Commission's EDGAR system. Delivery of such reports, information and documents to the Trustee is for informational purposes only and the Trustee's receipt of such shall not constitute constructive notice of any information contained therein or determinable from information contained therein, including the Company's compliance with any of its covenants hereunder (as to which the Trustee is entitled to rely exclusively on an Officers' Certificate).

                                   ARTICLE 6
         REMEDIES OF THE TRUSTEE AND NOTEHOLDERS ON AN EVENT OF DEFAULT

         Section 6.01. Events of Default. In case one or more of the following events (each, an "EVENT OF DEFAULT") (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body) shall have occurred and be continuing:

         (a) default in the payment of any installment of Interest upon any of the Notes as and when the same shall become due and payable, and continuance of such default for a period of thirty (30) days; or

         (b) default in the payment of the principal of any of the Notes as and when the same shall become due and payable either at maturity or in connection with any redemption or purchase, in each case pursuant to Article 3, by acceleration or otherwise; or

         (c) default in the Company's obligation to convert the Notes into Common Shares upon the exercise of a holder's rights pursuant to Article 14; or

         (d) default in the Company's obligation to purchase the Notes at the option of a holder upon a Fundamental Change pursuant to Section 3.05 or on the dates so specified pursuant to Section 3.06; or

         (e) default in the Company's obligation to redeem the Notes after it has exercised its option to redeem; or

         (f) failure on the part of the Company duly to observe or perform any other of the covenants or agreements on the part of the Company in the Notes or in this Indenture (other than a covenant or agreement a default in whose performance or whose breach is elsewhere in this Section 6.01 specifically dealt with) which continues for a period of sixty (60) days after the date on which written notice of such failure, requiring the Company to remedy the same, shall have been given to the Company by the Trustee, or to the Company and a Responsible Officer of the Trustee by the holders of at least twenty-five percent (25%) in aggregate principal amount of the Notes at the time outstanding determined in accordance with Section 8.04; or

         (g) default or defaults by the Company or any of its Material Subsidiaries of more than $7,500,000, individually or in the aggregate, of indebtedness of the Company or any Material Subsidiary under the terms of the applicable debt instrument (including indebtedness incurred pursuant to the terms of the Credit Facility or any future indebtedness which repays or refinances the Credit Facility, but excluding non-recourse indebtedness with respect to single-property mortgages), which consists of a payment default at the stated maturity thereof or results in acceleration of such indebtedness, unless such payment default is discharged or such acceleration is cured or rescinded within 20 days after written notice from the Trustee or holders of at least 25% of the aggregate principal amount of the Notes as provided in this Indenture; or

         (h) final unsatisfied judgments not covered by insurance aggregating in excess of $7,500,000 rendered against the Company or any of its Material Subsidiaries and not stayed, bonded or discharged within 60 days; or

         (i) the Company or any Material Subsidiary shall commence a voluntary case or other proceeding seeking liquidation, reorganization or other relief with respect to the Company or such Material Subsidiary, as the case may be, or its respective debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of the Company or such Material Subsidiary, as the case may be, or any substantial part of the property of the Company or such Material Subsidiary, as the case may be, or shall consent to any such relief or to the appointment of or taking possession by any such official in an involuntary case or other proceeding commenced against the Company or such Material Subsidiary, or shall make a general assignment for the benefit of creditors, or shall fail generally to pay its debts as they become due; or

         (j) an involuntary case or other proceeding shall be commenced against the Company or any Material Subsidiary seeking liquidation, reorganization or other relief with respect to the Company or such Material Subsidiary, as the case may be, or its respective debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of the Company or such Material Subsidiary, as the case may be, or any substantial part of the property of the Company or such Material Subsidiary, as the case may be, and such involuntary case or other proceeding shall remain undismissed and unstayed for a period of sixty (60) consecutive days;

then, and in each and every such case (other than an Event of Default specified in Section 6.01(i) or 6.01(j)), unless the principal of all of the Notes shall have already become due and payable, either the Trustee or the holders of not less than twenty-five percent (25%) in aggregate principal amount of the Notes then outstanding hereunder determined in accordance with
Section 8.04, by notice in writing to the Company (and to the Trustee if given by Noteholders), may declare the principal of all the Notes and the Interest accrued thereon to be due and payable immediately, and upon any such declaration the same shall become and shall be immediately due and payable, anything in this Indenture or in the Notes contained to the contrary notwithstanding. If an Event of Default specified in Section 6.01(i) or 6.01(j) occurs, the principal of all the Notes and the Interest accrued thereon shall be immediately and automatically due and payable without necessity of further action. This provision, however, is subject to the conditions that if, at any time after the principal of the Notes shall have been so declared due and payable, and before any judgment or decree for the payment of the monies due shall have been obtained or entered as hereinafter provided, the Company shall pay or shall deposit with the Trustee a sum sufficient to pay all matured installments of Interest upon all Notes and the principal of any and all Notes which shall have become due otherwise than by acceleration (with interest on overdue installments of Interest (to the extent that payment of such interest is enforceable under applicable law) and on such principal at the rate borne by the Notes, to the date of such payment or deposit) and amounts due to the Trustee pursuant to
Section 7.06, and if any and all defaults under this Indenture, other than (i) a default in the payment of Interest on, or the principal of, the Notes, (ii) a failure by the Company to convert any Notes into Common Shares in accordance with the terms of the Notes and this Indenture, (iii) a default in the payment of the Redemption Price pursuant to Section 3.03, (iv) a default in the payment of the Fundamental Change Purchase Price pursuant to Section 3.05 or Company Purchase Price pursuant to Section 3.06 or (v) a default in respect of a covenant or provisions hereof which under Article 10 cannot be modified or amended without the consent of the holders of each or all Notes then outstanding or affected thereby, shall have been cured or waived pursuant to Section 6.07, then and in every such case the holders of a majority in aggregate principal amount of the Notes then outstanding, by written notice to the Company and to the Trustee, may waive all defaults or Events of Default and rescind and annul such declaration and its consequences; but no such waiver or rescission and annulment shall extend to or shall affect any subsequent default or Event of Default, or shall impair any right consequent thereon. The Company shall notify in writing a Responsible Officer of the Trustee, promptly upon becoming aware thereof, of any Event of Default. In case of a waiver of a default, that default shall cease to exist, any Event of Default arising from that default shall be deemed to have been cured for all purposes, and the Company, the Trustee, and the holders of the Notes will be restored to their former positions and rights under the Indenture.

         In case the Trustee shall have proceeded to enforce any right under this Indenture and such proceedings shall have been discontinued or abandoned because of such waiver or rescission and annulment or for any other reason or shall have been determined adversely to the Trustee, then and in every such case the Company, the holders of Notes, and the Trustee shall be restored respectively to their several positions and rights hereunder, and all rights, remedies and powers of the Company, the holders of Notes, and the Trustee shall continue as though no such proceeding had been taken.

         Section 6.02. Payments of Notes on Default; Suit Therefor. The Company covenants that (a) in case default shall be made in the payment of any installment of Interest upon any of the Notes as and when the same shall become due and payable, and such default shall have continued for a period of thirty
(30) days, or (b) in case default shall be made in the payment of the principal of any of the Notes as and when the same shall have become due and payable, whether at maturity of the Notes or in connection with any redemption, purchase, acceleration or otherwise, then, upon demand of the Trustee, the Company will pay to the Trustee, for the benefit of the holders of the Notes, the whole amount that then shall have become due and payable on all such Notes for principal or Interest, as the case may be, with interest upon the overdue principal and (to the extent that payment of such interest is enforceable under applicable law) upon the overdue installments of Interest at the rate borne by the Notes, and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including reasonable compensation to the Trustee, its agents and counsel, and all other amounts due the Trustee under Section 7.06. Until such demand by the Trustee, the Company may pay the principal of and Interest on the Notes to the registered holders, whether or not the Notes are overdue.

         In case the Company shall fail forthwith to pay such amounts upon such demand, the Trustee, in its own name and as trustee of an express trust, shall be entitled and empowered to institute any actions or proceedings at law or in equity for the collection of the sums so due and unpaid, and may prosecute any such action or proceeding to judgment or final decree, and may enforce any such judgment or final decree against the Company or any other obligor on the Notes and collect in the manner provided by law out of the property of the Company or any other obligor on the Notes wherever situated the monies adjudged or decreed to be payable.

         In case there shall be pending proceedings for the bankruptcy or for the reorganization of the Company or any other obligor on the Notes under Title 11 of the United States Code, or any other applicable law, or in case a receiver, assignee or trustee in bankruptcy or reorganization, liquidator, sequestrator or similar official shall have been appointed for or taken possession of the Company or such other obligor, the property of the Company or such other obligor, or in the case of any other judicial proceedings relative to the Company or such other obligor upon the Notes, or to the creditors or property of the Company or such other obligor, the Trustee, irrespective of whether the principal of the Notes shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Trustee shall have made any demand pursuant to the provisions of this Section 6.02, shall be entitled and empowered, by intervention in such proceedings or otherwise, to file and prove a claim or claims for the whole amount of principal and Interest owing and unpaid in respect of the Notes, and, in case of any judicial proceedings, to file such proofs of claim and other papers or documents as may be necessary or advisable in order to have the claims of the Trustee and of the Noteholders allowed in such judicial proceedings relative to the Company or any other obligor on the Notes, its or their creditors, or its or their property, and to collect and receive any monies or other property payable or deliverable on any such claims, and to distribute the same after the deduction of any amounts due the Trustee under Section 7.06, and to take any other action with respect to such claims, including participating as a member of any official committee of creditors, as it reasonably deems necessary or advisable, and, unless prohibited by law or applicable regulations, and any receiver, assignee or trustee in bankruptcy or reorganization, liquidator, custodian or similar official is hereby authorized by each of the Noteholders to make such payments to the Trustee, and, in the event that the Trustee shall consent to the making of such payments directly to the Noteholders, to pay to the Trustee any amount due it for reasonable compensation, expenses, advances and disbursements, including counsel fees and expenses incurred by it up to the date of such distribution. To the extent that such payment of reasonable compensation, expenses, advances and disbursements out of the estate in any such proceedings shall be denied for any reason, payment of the same shall be secured by a lien on, and shall be paid out of, any and all distributions, dividends, monies, securities and other property which the holders of the Notes may be entitled to receive in such proceedings, whether in liquidation or under any plan of reorganization or arrangement or otherwise.

         All rights of action and of asserting claims under this Indenture, or under any of the Notes, may be enforced by the Trustee without the possession of any of the Notes, or the production thereof at any trial or other proceeding relative thereto, and any such suit or proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, be for the ratable benefit of the holders of the Notes.

         In any proceedings brought by the Trustee (and in any proceedings involving the interpretation of any provision of this Indenture to which the Trustee shall be a party) the Trustee shall be held to represent all the holders of the Notes, and it shall not be necessary to make any holders of the Notes parties to any such proceedings.

         Section 6.03. Application of Monies Collected by Trustee. Any monies collected by the Trustee pursuant to this Article 7 shall be applied in the following order, at the date or dates fixed by the Trustee for the distribution of such monies, upon presentation of the several Notes, and stamping thereon the payment, if only partially paid, and upon surrender thereof, if fully paid:

         FIRST: To the payment of all amounts due the Trustee under Section
7.06;

         SECOND: In case the principal of the outstanding Notes shall not have become due and be unpaid, to the payment of Interest on the Notes in default in the order of the maturity of the installments of such Interest, with interest (to the extent that such interest has been collected by the Trustee) upon the overdue installments of Interest at the rate borne by the Notes, such payments to be made ratably to the Noteholders entitled thereto;

         THIRD: In case the principal of the outstanding Notes shall have become due, by declaration or otherwise, and be unpaid, to the payment of the whole amount then owing and unpaid upon the Notes for principal and Interest, with interest on the overdue principal and (to the extent that such interest has been collected by the Trustee) upon overdue installments of Interest at the rate borne by the Notes, and in case such monies shall be insufficient to pay in full the whole amounts so due and unpaid upon the Notes, then to the payment of such principal and Interest without preference or priority of principal over Interest, or of Interest over principal, or of any installment of Interest over any other installment of Interest, or of any Note over any other Note, ratably to the aggregate of such principal and accrued and unpaid Interest; and

         FOURTH: To the payment of the remainder, if any, to the Company or any other Person lawfully entitled thereto.

         Section 6.04. Proceedings by Noteholder. No holder of any Note shall have any right by virtue of or by reference to any provision of this Indenture to institute any suit, action or proceeding in equity or at law upon or under or with respect to this Indenture, or for the appointment of a receiver, trustee, liquidator, custodian or other similar official, or for any other remedy hereunder, unless such holder previously shall have given to the Trustee written notice of an Event of Default and of the continuance thereof, as hereinbefore provided, and unless also the holders of not less than twenty-five percent (25%) in aggregate principal amount of the Notes then outstanding shall have made written request upon the Trustee to institute such action, suit or proceeding in its own name as Trustee hereunder and shall have offered to the Trustee such reasonable security or indemnity satisfactory to it as it may require against the costs, expenses and liabilities to be incurred therein or thereby, and the Trustee for sixty (60) days after its receipt of such notice, request and offer of indemnity, shall have neglected or refused to institute any such action, suit or proceeding and no direction inconsistent with such written request shall have been given to the Trustee pursuant to Section 6.07; it being understood and intended, and being expressly covenanted by the taker and holder of every Note with every other taker and holder and the Trustee, that no one or more holders of Notes shall have any right in any manner whatever by virtue of or by reference to any provision of this Indenture to affect, disturb or prejudice the rights of any other holder of Notes, or to obtain or seek to obtain priority over or preference to any other such holder, or to enforce any right under this Indenture, except in the manner herein provided and for the equal, ratable and common benefit of all holders of Notes (except as otherwise provided herein). For the protection and enforcement of this Section 6.04, each and every Noteholder and the Trustee shall be entitled to such relief as can be given either at law or in equity.

         Notwithstanding any other provision of this Indenture and any provision of any Note, the right of any holder of any Note to receive payment of the principal of (including any Redemption Price or Purchase Price pursuant to Article 3) and accrued Interest on such Note on or after the respective due dates expressed in such Note, or to institute suit for the enforcement of any such payment on or after such respective dates against the Company, shall not be impaired or affected without the consent of such holder.

         Anything in this Indenture or the Notes to the contrary notwithstanding, the holder of any Note, without the consent of either the Trustee or the holder of any other Note, in its own behalf and for its own benefit, may enforce, and may institute and maintain any proceeding suitable to enforce, its rights of conversion as provided herein.

         Section 6.05. Proceedings by Trustee. In case of an Event of Default, the Trustee may, in its discretion, proceed to protect and enforce the rights vested in it by this Indenture by such appropriate judicial proceedings as are necessary to protect and enforce any of such rights, either by suit in equity or by action at law or by proceeding in bankruptcy or otherwise, whether for the specific enforcement of any covenant or agreement contained in this Indenture or in aid of the exercise of any power granted in this Indenture, or to enforce any other legal or equitable right vested in the Trustee by this Indenture or by law.

         Section 6.06. Remedies Cumulative and Continuing. Except as provided in
Section 2.06, all powers and remedies given by this Article 6 to the Trustee or to the Noteholders shall, to the extent permitted by law, be deemed cumulative and not exclusive of any thereof or of any other powers and remedies available to the Trustee or the holders of the Notes, by judicial proceedings or otherwise, to enforce the performance or observance of the covenants and agreements contained in this Indenture, and no delay or omission of the Trustee or of any holder of any of the Notes to exercise any right or power accruing upon any default or Event of Default occurring and continuing as aforesaid shall impair any such right or power, or shall be construed to be a waiver of any such default or any acquiescence therein, and, subject to the provisions of Section 6.04, every power and remedy given by this Article 6 or by law to the Trustee or to the Noteholders may be exercised from time to time, and as often as shall be deemed expedient, by the Trustee or by the Noteholders.

         Section 6.07. Direction of Proceedings and Waiver of Defaults by Majority of Noteholders. The holders of a majority in aggregate principal amount of the Notes at the time outstanding determined in accordance with Section 8.04 shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee or exercising any trust or power conferred on the Trustee; provided that (a) such direction shall not be in conflict with any rule of law or with this Indenture, (b) the Trustee may take any other action which is not inconsistent with such direction and (c) the Trustee may decline to take any action that would benefit some Noteholders to the detriment of other Noteholders. The holders of a majority in aggregate principal amount of the Notes at the time outstanding determined in accordance with Section 8.04 may, on behalf of the holders of all of the Notes, waive any past default or Event of Default hereunder and its consequences except (i) a default in the payment of Interest on, or the principal of, the Notes, (ii) a failure by the Company to convert any Notes into Common Shares in accordance with the terms of the Notes and this Indenture, (iii) a default in the payment of the Redemption Price pursuant to Section 3.03, (iv) a default in the payment of the Fundamental Change Purchase Price pursuant to Section 3.05 or Company Purchase Price pursuant to Section 3.06 or (v) a default in respect of a covenant or provisions hereof which under Article 10 cannot be modified or amended without the consent of the holders of each or all Notes then outstanding or affected thereby. Upon any such waiver, the Company, the Trustee and the holders of the Notes shall be restored to their former positions and rights hereunder; but no such waiver shall extend to any subsequent or other default or Event of Default or impair any right consequent thereon. Whenever any default or Event of Default hereunder shall have been waived as permitted by this Section 6.07, said default or Event of Default shall for all purposes of the Notes and this Indenture be deemed to have been cured and to be not continuing; but no such waiver shall extend to any subsequent or other default or Event of Default or impair any right consequent thereon.

         Section 6.08. Notice of Defaults. The Trustee shall, within ninety (90) days after a Responsible Officer of the Trustee has knowledge of the occurrence of a default, mail to all Noteholders, as the names and addresses of such holders appear upon the Note Register, notice of all defaults actually known to such Responsible Officer or of which such Responsible Officer has received actual notice, unless such defaults shall have been cured or waived before the giving of such notice; provided that except in the case of default in the payment of the principal of or Interest on any of the Notes, the Trustee shall be protected in withholding such notice if and so long as a trust committee of directors and/or Responsible Officers of the Trustee in good faith determines that the withholding of such notice is in the interests of the Noteholders. For the purpose of this Section 6.08, the term "DEFAULT" means any event which is, or after notice or lapse of time or both would become, an Event of Default.

         Section 6.09. Undertaking to Pay Costs. All parties to this Indenture agree, and each holder of any Note by its acceptance thereof shall be deemed to have agreed, that any court may, in its discretion, require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken or omitted by it as Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees and expenses, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; provided that the provisions of this Section 6.09 (to the extent permitted by law) shall not apply to any suit instituted by the Trustee, to any suit instituted by any Noteholder, or group of Noteholders, holding in the aggregate more than ten percent in principal amount of the Notes at the time outstanding determined in accordance with Section 8.04, or to any suit instituted by any Noteholder for the enforcement of the payment of the principal of or Interest on any Note on or after the due date expressed in such Note or to any suit for the enforcement of the right to convert any Note in accordance with the provisions of Article 14.

                                    ARTICLE 7
                                   THE TRUSTEE

         Section 7.01. Duties and Responsibilities of Trustee. The Trustee, prior to the occurrence of an Event of Default and after the curing of all Events of Default which may have occurred, undertakes to perform such duties and only such duties as are specifically set forth in this Indenture. In case an Event of Default has occurred (which has not been cured or waived), the Trustee shall exercise such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in their exercise, as a prudent person would exercise or use under the circumstances in the conduct of his own affairs.

         No provision of this Indenture shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act or its own willful misconduct, except that:

         (a) prior to the occurrence of an Event of Default and after the curing or waiving of all Events of Default which may have occurred:

                  (i) the duties and obligations of the Trustee shall be determined solely by the express provisions of this Indenture and the Trust Indenture Act (to the extent that the Trust Indenture Act is specified to be applicable to the Trustee), and the Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Indenture and no implied covenants or obligations shall be read into this Indenture and the Trust Indenture Act against the Trustee; and

                  (ii) in the absence of bad faith on the part of the Trustee, the Trustee may conclusively rely as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture; but, in the case of any such certificates or opinions which by any provisions hereof are specifically required to be furnished to the Trustee, the Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Indenture;

         (b) the Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer or Officers of the Trustee, unless the Trustee was negligent in ascertaining the pertinent facts;

         (c) the Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the written direction of the holders of not less than a majority in principal amount of the Notes at the time outstanding determined as provided in Section 8.04 relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Indenture;

         (d) the Trustee shall not be liable in respect of any payment (as to the correctness of amount, entitlement to receive or any other matters relating to payment) or notice effected by the Company or any Paying Agent or any records maintained by any co-registrar with respect to the Notes; and

         (e) if any party fails to deliver a notice relating to an event the fact of which, pursuant to this Indenture, requires notice to be sent to the Trustee, the Trustee may conclusively rely on its failure to receive such notice as reason to act as if no such event occurred.

         The Trustee shall not be deemed to have knowledge or notice of any default (as defined in Section 6.08) or Event of Default hereunder unless a Responsible Officer of the Trustee shall have received at the Corporate Trust Office written notice of such default or Event of Default from the Company or the holders of at least 10% in aggregate principal amount of the Notes and such notice refers to such default or Event of Default, the Notes and this Indenture.

         None of the provisions contained in this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur personal financial liability in the performance of any of its duties or in the exercise of any of its rights or powers, if there is reasonable ground for believing that the repayment of such funds or adequate indemnity satisfactory to it against such risk or liability is not reasonably assured to it.

         Whether or not therein provided, every provision of this Indenture relating to the conduct or affecting the liability of, or affording protection to, the Trustee shall be subject to the provisions of this Section 7.01.

         Section 7.02. Reliance on Documents, Opinions, Etc. Except as otherwise provided in Section 7.01:

         (a) the Trustee may conclusively rely and shall be protected in acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, bond, Note, note, coupon or other paper or document (whether in its original or facsimile form) believed by it in good faith to be genuine and to have been signed or presented by the proper party or parties;

         (b) any request, direction, order or demand of the Company mentioned herein shall be sufficiently evidenced by an Officers' Certificate (unless other evidence in respect thereof be herein specifically prescribed); and any resolution of the Board of Trustees may be evidenced to the Trustee by a copy thereof certified by the Secretary or an Assistant Secretary of the Company;

         (c) the Trustee may consult with counsel of its own selection and any advice or Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken or omitted by it hereunder in good faith and in accordance with such advice or Opinion of Counsel;

         (d) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request, order or direction of any of the Noteholders pursuant to the provisions of this Indenture, unless such Noteholders shall have offered to the Trustee reasonable security or indemnity satisfactory to it against the costs, expenses and liabilities which may be incurred therein or thereby;

         (e) the Trustee shall not be bound to make any investigation into the facts or matters (including mathematical calculations) stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, Note or other paper or document, but the Trustee may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Company, personally or by agent or attorney;

         (f) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed by it with due care hereunder;

         (g) the Trustee shall not be liable for any action taken, suffered or omitted to be taken by it in good faith and reasonably believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Indenture;

         (h) the rights, privileges, protections, immunities and benefits given to the Trustee, including, without limitation, its right to be indemnified, are extended to, and shall be enforceable by, the Trustee in each of its capacities hereunder, and each agent, custodian and other Person employed to act hereunder; and

         (i) the Trustee may request that the Company deliver an Officers' Certificate setting forth the names of individuals and/or titles of officers authorized at such time to take specified actions pursuant to this Indenture, which Officers' Certificate may be signed by any person authorized to sign an Officers' Certificate, including any person specified as so authorized in any such certificate previously delivered and not superseded.

         Section 7.03. No Responsibility for Recitals, Etc. The recitals contained herein and in the Notes (except in the Trustee's certificate of authentication) shall be taken as the statements of the Company, and the Trustee assumes no responsibility for the correctness of the same. The Trustee makes no representations as to the validity or sufficiency of this Indenture or of the Notes. The Trustee shall not be accountable for the use or application by the Company of any

Notes or the proceeds of any Notes authenticated and delivered by the Trustee in conformity with the provisions of this Indenture.

         Section 7.04. Trustee, Paying Agents, Conversion Agents or Registrar May Own Notes. The Trustee, any Paying Agent, any Conversion Agent or Note Registrar, in its individual or any other capacity, may become the owner or pledgee of Notes with the same rights it would have if it were not Trustee, Paying Agent, Conversion Agent or Note Registrar.

         Section 7.05. Monies to Be Held in Trust. Subject to the provisions of
Section 12.03, all monies received by the Trustee shall, until used or applied as herein provided, be held in trust for the purposes for which they were received. Money held by the Trustee in trust hereunder need not be segregated from other funds except to the extent required by law. The Trustee shall be under no liability for interest on any money received by it hereunder except as may be agreed in writing from time to time by the Company and the Trustee.

         Section 7.06. Compensation and Expenses of Trustee. The Company covenants and agrees to pay to the Trustee from time to time, and the Trustee shall be entitled to, such compensation for all services rendered by it hereunder in any capacity (which shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust) as mutually agreed to from time to time in writing between the Company and the Trustee, and the Company will pay or reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances reasonably incurred or made by the Trustee in accordance with any of the provisions of this Indenture (including the reasonable compensation and the expenses and disbursements of its counsel and of all Persons not regularly in its employ, in each case, which relate to this Indenture and the Notes) except any such expense, disbursement or advance as may arise from its negligence, willful misconduct, recklessness or bad faith. The Company also covenants to indemnify the Trustee and any predecessor Trustee (or any officer, director or employee of the Trustee), in any capacity under this Indenture and its agents and any authenticating agent for, and to hold them harmless against, any and all loss, liability, damage, claim or expense including taxes (other than taxes based on the income of the Trustee) incurred without negligence, willful misconduct, recklessness or bad faith on the part of the Trustee or such officers, directors, employees, agents or authenticating agent, as the case may be, and arising out of or in connection with the acceptance or administration of this trust or in any other capacity hereunder, including the costs and expenses of defending themselves against any claim (whether asserted by the Company, any holder or any other Person) of liability in connection with the exercise or performance of any of its powers or duties hereunder. The obligations of the Company under this Section 7.06 to compensate or indemnify the Trustee and to pay or reimburse the Trustee for expenses, disbursements and advances shall be secured by a lien prior to that of the Notes upon all property and funds held or collected by the Trustee as such, except funds held in trust for the benefit of the holders of particular Notes. The obligation of the Company under this Section shall survive the satisfaction and discharge or termination of this Indenture and the resignation or removal of the Trustee.

         When the Trustee and its agents and any authenticating agent incur expenses or render services after an Event of Default specified in Section 6.01(i) or Section 6.01(j) with respect to the Company occurs, the expenses and the compensation for the services are intended to constitute expenses of administration under any bankruptcy, insolvency or similar laws.

         Section 7.07. Officers' Certificate as Evidence. Except as otherwise provided in Section 7.01, whenever in the administration of the provisions of this Indenture the Trustee shall deem it necessary or desirable that a matter be proved or established prior to taking or omitting any action hereunder, such matter (unless other evidence in respect thereof be herein specifically prescribed) may, in the absence of bad faith or willful misconduct on the part of the Trustee, be deemed to be conclusively proved and established by an Officers' Certificate delivered to the Trustee.

         Section 7.08. Conflicting Interests of Trustee. If the Trustee has or shall acquire a conflicting interest within the meaning of the Trust Indenture Act, the Trustee shall either eliminate such interest or resign, to the extent and in the manner provided by, and subject to the provisions of, the Trust Indenture Act and this Indenture.

         Section 7.09. Eligibility of Trustee. There shall at all times be a Trustee hereunder which shall be a Person that is eligible pursuant to the Trust Indenture Act to act as such and has a combined capital and surplus of at least $50,000,000 (or if such Person is a member of a bank holding company system, its bank holding company shall have a combined capital and surplus of at least $50,000,000). If such Person publishes reports of condition at least annually, pursuant to law or to the requirements of any supervising or examining authority, then for the purposes of this Section the combined capital and surplus of such Person shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Trustee shall cease to be eligible in accordance with the provisions of this
Section 7.09, it shall resign immediately in the manner and with the effect hereinafter specified in this Article.

         Section 7.10. Resignation or Removal of Trustee.

         (a) The Trustee may at any time resign by giving written notice of such resignation to the Company and to the holders of Notes. Upon receiving such notice of resignation, the Company shall promptly appoint a successor trustee by written instrument, in duplicate, executed by order of the Board of Trustees, one copy of which instrument shall be delivered to the resigning Trustee and one copy to the successor trustee. If no successor trustee shall have been so appointed and have accepted appointment sixty (60) days after the mailing of such notice of resignation to the Noteholders, the resigning Trustee may, upon ten (10) Business Days' notice to the Company and the Noteholders, appoint a successor identified in such notice or may petition, at the expense of the Company, any court of competent jurisdiction for the appointment of a successor trustee, or, if any Noteholder who has been a bona fide holder of a Note or Notes for at least six (6) months may, subject to the provisions of Section 6.09, on behalf of itself and all others similarly situated, petition any such court for the appointment of a successor trustee. Such court may thereupon, after such notice, if any, as it may deem proper and prescribe, appoint a successor trustee.

         (b)      In case at any time any of the following shall occur:

                  (i) the Trustee shall fail to comply with Section 7.08 after written request therefor by the Company or by any Noteholder who has been a bona fide holder of a Note or Notes for at least six (6) months; or

                  (ii) the Trustee shall cease to be eligible in accordance with the provisions of Section 7.09 and shall fail to resign after written request therefor by the Company or by any such Noteholder; or

                  (iii) the Trustee shall become incapable of acting, or shall be adjudged a bankrupt or insolvent, or a receiver of the Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any such case, the Company may remove the Trustee and appoint a successor trustee by written instrument, in duplicate, executed by order of the Board of Trustees, one copy of which instrument shall be delivered to the Trustee so removed and one copy to the successor trustee, or, subject to the provisions of Section 6.09, any Noteholder who has been a bona fide holder of a Note or Notes for at least six (6) months may, on behalf of itself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor trustee; provided that if no successor Trustee shall have been appointed and have accepted appointment sixty (60) days after either the Company or the Noteholders have removed the Trustee, or the Trustee resigns, the Trustee so removed may petition, at the expense of the Company, any court of competent jurisdiction for an appointment of a successor trustee. Such court may thereupon, after such notice, if any, as it may deem proper to prescribe, remove the Trustee and appoint a successor trustee.

         (c) The holders of a majority in aggregate principal amount of the Notes at the time outstanding may at any time remove the Trustee and nominate a successor trustee which shall be deemed appointed as successor trustee unless, within ten (10) days after notice to the Company of such nomination, the Company objects thereto, in which case the Trustee so removed or such Noteholders, or if such Trustee so removed or such Noteholders fail to act, the Company, upon the terms and conditions and otherwise as in Section 7.10(a) provided, may petition any court of competent jurisdiction for an appointment of a successor trustee.

         (d) Any resignation or removal of the Trustee and appointment of a successor trustee pursuant to any of the provisions of this Section 7.10 shall become effective upon acceptance of appointment by the successor trustee as provided in Section 7.11.

         Section 7.11. Acceptance by Successor Trustee. Any successor trustee appointed as provided in Section 7.10 shall execute, acknowledge and deliver to the Company and to its predecessor trustee an instrument accepting such appointment hereunder, and thereupon the resignation or removal of the predecessor trustee shall become effective and such successor trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, duties and obligations of its predecessor hereunder, with like effect as if originally named as trustee herein; but, nevertheless, on the written request of the Company or of the successor trustee, the trustee ceasing to act shall, upon payment of any amount then due it pursuant to the provisions of Section 7.06, execute and deliver an instrument transferring to such successor trustee all the rights and powers of the trustee so ceasing to act. Upon request of any such successor trustee, the Company shall execute any and all instruments in writing for more fully and certainly vesting in and confirming to such successor trustee all such rights and powers. Any trustee ceasing to act shall, nevertheless, retain a lien upon all property and funds held or collected by such trustee as such, except for funds held in trust for the benefit of holders of particular Notes, to secure any amounts then due it pursuant to the provisions of Section 7.06.

         No successor trustee shall accept appointment as provided in this
Section 7.11 unless, at the time of such acceptance, such successor trustee shall be qualified under the provisions of Section 7.08 and be eligible under the provisions of Section 7.09.

         Upon acceptance of appointment by a successor trustee as provided in this Section 7.11, the Company (or the former trustee, at the written direction of the Company) shall mail or cause to be mailed notice of the succession of such trustee hereunder to the holders of Notes at their addresses as they shall appear on the Note Register. If the Company fails to mail such notice within ten
(10) days after acceptance of appointment by the successor trustee, the successor trustee shall cause such notice to be mailed at the expense of the Company.

         Section 7.12. Succession by Merger. Any Person into which the Trustee may be merged or converted or with which it may be consolidated, or any Person resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any Person succeeding to all or substantially all of the corporate trust business of the Trustee (including any trust created by this Indenture), shall be the successor to the Trustee hereunder without the execution or filing of any paper or any further act on the part of any of the parties hereto, provided that in the case of any Person succeeding to all or substantially all of the corporate trust business of the Trustee, such Person shall be qualified under the provisions of Section 7.08 and eligible under the provisions of Section 7.09.

         In case at the time such successor to the Trustee shall succeed to the trusts created by this Indenture, any of the Notes shall have been authenticated but not delivered, any such successor to the Trustee may adopt the certificate of authentication of any predecessor trustee or authenticating agent appointed by such predecessor trustee, and deliver such Notes so authenticated; and in case at that time any of the Notes shall not have been authenticated, any successor to the Trustee or any authenticating agent appointed by such successor trustee may authenticate such Notes in the name of the successor trustee; and in all such cases such certificates shall have the full force that is provided in the Notes or in this Indenture; provided that the right to adopt the certificate of authentication of any predecessor Trustee or authenticate Notes in the name of any predecessor Trustee shall apply only to its successor or successors by merger, conversion or consolidation.

         Section 7.13. Preferential Collection of Claims. If and when the Trustee shall be or become a creditor of the Company (or any other obligor upon the Notes), the Trustee shall be subject to the provisions of the Trust Indenture Act regarding the collection of the claims against the Company (or any such other obligor).

                                    ARTICLE 8
                                 THE NOTEHOLDERS

         Section 8.01. Action by Noteholders. Whenever in this Indenture it is provided that the holders of a specified percentage in aggregate principal amount of the Notes may take any action (including the making of any demand or request, the giving of any notice, consent or waiver or the taking of any other action), the fact that at the time of taking any such action, the holders of such specified percentage have joined therein may be evidenced (a) by written consent through any instrument or any number of instruments of similar tenor executed by Noteholders in person or by agent or proxy appointed in writing, or (b) by the record of the holders of Notes voting in favor thereof at any meeting of Noteholders duly called and held in accordance with the provisions of Article 9, or (c) by a combination of such instrument or instruments and any such record of such a meeting of Noteholders. Whenever the Company or the Trustee solicits the taking of any action by the holders of the Notes, the Company or the Trustee may fix in advance of such solicitation, a date as the record date for determining holders entitled to take such action. The record date shall he not more than fifteen (15) days prior to the date of commencement of such solicitation of such action.

         Section 8.02. Proof of Execution by Noteholders. Subject to the provisions of Section 7.01, 7.02 and 9.05, proof of the execution of any instrument by a Noteholder or its agent or proxy shall be sufficient if made in accordance with such reasonable rules and regulations as may be prescribed by the Trustee or in such manner as shall be satisfactory to the Trustee. The holding of Notes shall be proved by the registry of such Notes or by a certificate of the Note Registrar.

         The record of any Noteholders' meeting shall be proved in the manner provided in Section 9.06.

         Section 8.03. Who Are Deemed Absolute Owners. The Company, the Trustee, any Paying Agent, any Conversion Agent and any Note Registrar may deem the Person in whose name such Note shall be registered upon the Note Register to be, and may treat it as, the absolute owner of such Note (whether or not such Note shall be overdue and notwithstanding any notation of ownership or other writing thereon made by any Person other than the Company or any Note Registrar) for the purpose of receiving payment of or on account of the principal of and Interest on such Note, for conversion of such Note and for all other purposes; and none of the Company, the Trustee, any Paying Agent, any Conversion Agent or any Note Registrar shall be affected by any notice to the contrary. All such payments so made to any holder, or upon his order, shall be valid, and, to the extent of the sum or sums so paid, effectual to satisfy and discharge the liability for monies payable upon any such Note.

         Section 8.04. Company-owned Notes Disregarded. In determining whether the holders of the requisite aggregate principal amount of Notes have concurred in any direction, consent, waiver or other action under this Indenture, Notes which are owned by the Company or any other obligor on the Notes or any Affiliate of the Company or any other obligor on the Notes shall be disregarded and deemed not to be outstanding for the purpose of any such determination; provided that for the purposes of determining whether the Trustee shall be protected in relying on any such direction, consent, waiver or other action, only Notes which a Responsible Officer knows are so owned shall be so disregarded. Notes so owned which have been pledged in good faith may be regarded as outstanding for the purposes of this Section 8.04 if the pledgee shall establish to the satisfaction of the Trustee the pledgee's right to vote such Notes and that the pledgee is not the Company, any other obligor on the Notes or any Affiliate of the Company or any such other obligor. In the case of a dispute as to such right, any decision by the Trustee taken upon the advice of counsel shall be full protection to the Trustee. Upon request of the

Trustee, the Company shall furnish to the Trustee promptly an Officers' Certificate listing and identifying all Notes, if any, known by the Company to be owned or held by or for the account of any of the above described Persons, and, subject to Section 7.01, the Trustee shall be entitled to accept such Officers' Certificate as conclusive evidence of the facts therein set forth and of the fact that all Notes listed therein are outstanding for the purpose of any such determination.

         Section 8.05. Revocation of Consents, Future Holders Bound. At any time prior to (but not after) the evidencing to the Trustee, as provided in Section 8.01, of the taking of any action by the holders of the percentage in aggregate principal amount of the Notes specified in this Indenture in connection with such action, any holder of a Note which has consented to such action may, by filing written notice with the Trustee at its Corporate Trust Office and upon proof of holding as provided in Section 8.02, revoke such action so far as such action concerns such Note. Except as aforesaid, any such action taken by the holder of any Note shall be conclusive and binding upon such holder and upon all future holders and owners of such Note and of any Notes issued in exchange or substitution therefor, irrespective of whether any notation in regard thereto is made upon such Note or any Note issued in exchange or substitution therefor.

                                   ARTICLE 9
                             MEETINGS OF NOTEHOLDERS

         Section 9.01. Purpose of Meetings. A meeting of Noteholders may be called at any time and from time to time pursuant to the provisions of this
Article 9 for any of the following purposes:

                  (1) to give any notice to the Company or to the Trustee or to give any directions to the Trustee permitted under this Indenture, or to consent to the waiving of any default or Event of Default hereunder and its consequences, or to take any other action authorized to be taken by Noteholders pursuant to any of the provisions of Article 6;

                  (2) to remove the Trustee and nominate a successor trustee pursuant to the provisions of Article 7;

                  (3) to consent to the execution of an indenture or indentures supplemental hereto pursuant to the provisions of Section 10.02; or

                  (4) to take any other action authorized to be taken by or on behalf of the holders of any specified aggregate principal amount of the Notes under any other provision of this Indenture or under applicable law.

         Section 9.02. Call of Meetings by Trustee. The Trustee may at any time call a meeting of Noteholders to take any action specified in Section 9.01, to be held at such time and at such place as the Trustee shall determine. Notice of every meeting of the Noteholders, setting forth the time and the place of such meeting and in general terms the action proposed to be taken at such meeting and the establishment of any record date pursuant to Section 8.01, shall be mailed to holders of Notes at their addresses as they shall appear on the Note Register. Such notice shall also be mailed to the Company. Such notices shall be mailed not less than twenty (20) nor more than ninety (90) days prior to the date fixed for the meeting.

         Any meeting of Noteholders shall be valid without notice if the holders of all Notes then outstanding are present in person or by proxy or if notice is waived before or after the meeting by the holders of all Notes outstanding, and if the Company and the Trustee are either present by duly authorized representatives or have, before or after the meeting, waived notice.

         Section 9.03. Call of Meetings by Company or Noteholders. In case at any time the Company, pursuant to a resolution of its Board of Trustees, or the holders of at least ten percent (10%) in aggregate principal amount of the Notes then outstanding, shall have requested the Trustee to call a meeting of Noteholders, by written request setting forth in reasonable detail the action proposed to be taken at the meeting, and the Trustee shall not have mailed the notice of such meeting within twenty (20) days after receipt of such request, then the Company or such Noteholders may determine the time and the place for such meeting and may call such meeting to take any action authorized in Section 9.01, by mailing notice thereof as provided in Section 9.02.

         Section 9.04. Qualifications for Voting. To be entitled to vote at any meeting of Noteholders, a Person shall (a) be a holder of one or more Notes on the record date pertaining to such meeting or (b) be a Person appointed by an instrument in writing as proxy by a holder of one or more Notes on the record date pertaining to such meeting. The only Persons who shall be entitled to be present or to speak at any meeting of Noteholders shall be the Persons entitled to vote at such meeting and their counsel and any representatives of the Trustee and its counsel and any representatives of the Company and its counsel.

         Section 9.05. Regulations. Notwithstanding any other provisions of this Indenture, the Trustee may make such reasonable regulations as directed by the Noteholders for any meeting of Noteholders, in regard to proof of the holding of Notes and of the appointment of proxies, and in regard to the appointment and duties of inspectors of votes, the submission and examination of proxies, certificates and other evidence of the right to vote, and such other matters concerning the conduct of the meeting as it shall deem appropriate.

         The Trustee shall, by an instrument in writing, as directed by the Noteholders, appoint a temporary chairman of the meeting, unless the meeting shall have been called by the Company or by Noteholders as provided in Section 9.03, in which case the Company or the Noteholders calling the meeting, as the case may be, shall in like manner appoint a temporary chairman. A permanent chairman and a permanent secretary of the meeting shall be elected by vote of the holders of a majority in aggregate principal amount of the Notes represented at the meeting and entitled to vote at the meeting.

         Subject to the provisions of Section 8.04, at any meeting each Noteholder or proxyholder shall be entitled to one vote for each $1,000 principal amount of Notes held or represented by it; provided that no vote shall be cast or counted at any meeting in respect of any Note challenged as not outstanding and ruled by the chairman of the meeting to be not outstanding. The chairman of the meeting shall have no right to vote other than by virtue of Notes held by it or instruments in writing as aforesaid duly designating it as the proxy to vote on behalf of other Noteholders. Any meeting of Noteholders duly called pursuant to the provisions of Section 9.02 or 9.03 may be adjourned from time to time by the holders of a majority of the aggregate principal amount of

Notes represented at the meeting, whether or not constituting a quorum, and the meeting may be held as so adjourned without further notice.

         Section 9.06. Voting. The vote upon any resolution submitted to any meeting of Noteholders shall be by written ballot on which shall be subscribed the signatures of the holders of Notes or of their representatives by proxy and the outstanding principal amount of the Notes held or represented by them. The permanent chairman of the meeting shall appoint two inspectors of votes who shall count all votes cast at the meeting for or against any resolution and who shall make and file with the secretary of the meeting their verified written reports in duplicate of all votes cast at the meeting. A record in duplicate of the proceedings of each meeting of Noteholders shall be prepared by the secretary of the meeting and there shall be attached to said record the original reports of the inspectors of votes on any vote by ballot taken thereat and affidavits by one or more persons having knowledge of the facts setting forth a copy of the notice of the meeting and showing that said notice was mailed as provided in Section 9.02. The record shall show the principal amount of the Notes voting in favor of or against any resolution. The record shall be signed and verified by the affidavits of the permanent chairman and secretary of the meeting and one of the duplicates shall be delivered to the Company and the other to the Trustee to be preserved by the Trustee, the latter to have attached thereto the ballots voted at the meeting.

         Any record so signed and verified shall be conclusive evidence of the matters therein stated.

         Section 9.07. No Delay of Rights by Meeting. Nothing contained in this
Article 9 shall be deemed or construed to authorize or permit, by reason of any call of a meeting of Noteholders or any rights expressly or impliedly conferred hereunder to make such call, any hindrance or delay in the exercise of any right or rights conferred upon or reserved to the Trustee or to the Noteholders under any of the provisions of this Indenture or of the Notes.

                                   ARTICLE 10
                             SUPPLEMENTAL INDENTURES

         Section 10.01. Supplemental Indentures Without Consent of Noteholders. The Company, when authorized by the resolutions of the Board of Trustees, and the Trustee may, from time to time, and at any time enter into an indenture or indentures supplemental hereto for one or more of the following purposes:

         (a) to evidence that another Person has become the successor to the Company under the provisions of this Indenture relating to consolidations, mergers and sales of assets and that the successor assumes the Company's covenants, agreements and obligations in this Indenture and in the Notes;

         (b) to surrender any of the Company's rights or powers under the Indenture (including, without limitation, the Company's right to pay any part of the Purchase Price with Common Shares with respect to any purchase of Notes by the Company at the option of the holders occurring on a date after the date of such amendment), to add to the Company's covenants further covenants, restrictions, conditions or provisions for the protection of the holders of all Notes, and to make a default in any of these additional covenants, restrictions, conditions or provisions a default or an Event of Default under this Indenture;

         (c) to cure any ambiguity or to make corrections to this Indenture, any supplemental indenture or the Notes, or to make such other provisions in regard to matters or questions arising under this Indenture that do not adversely affect the interests of any holders of the Notes;

         (d) to modify or amend this Indenture to permit the qualification of this Indenture or any supplemental indenture under the Trust Indenture Act as then in effect;

         (e) to add guarantees with respect to the Notes or to secure the Notes;

         (f) to make any change that does not adversely affect the rights of any holder of the Notes under this Indenture;

         (g) to evidence and provide for the acceptance of appointment by a successor or separate trustee with respect to the Notes and this Indenture and to add to or change any of the provisions of this Indenture as necessary to provide for the administration of this Indenture by more than one trustee; and

         (h)      to establish the forms or terms of the Notes.

         Upon the written request of the Company, accompanied by a copy of the resolutions of the Board of Trustees certified by its Secretary or Assistant Secretary authorizing the execution of any supplemental indenture, the Trustee is hereby authorized to join with the Company in the execution of any such supplemental indenture, to make any further appropriate agreements and stipulations that may be therein contained and to accept the conveyance, transfer and assignment of any property thereunder, but the Trustee shall not be obligated to, but may in its discretion, enter into any supplemental indenture that adversely affects the Trustee's own rights, duties or immunities under this Indenture or otherwise.

         Any supplemental indenture authorized by the provisions of this Section
10.01 may be executed by the Company and the Trustee without the consent of the holders of any of the Notes at the time outstanding, notwithstanding any of the provisions of Section 10.02.

         Notwithstanding any other provision of this Indenture or the Notes, the Registration Rights Agreement and the obligation to pay Additional Amounts thereunder may be amended, modified or waived only in accordance with the provisions of the Registration Rights Agreement.

         Section 10.02. Supplemental Indenture with Consent of Noteholders. With the consent (evidenced as provided in Article 8) of the holders of at least a majority in aggregate principal amount of the Notes at the time outstanding, the Company, when authorized by the resolutions of the Board of Trustees, and the Trustee may, from time to time and at any time, enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or any supplemental indenture or of modifying in any manner the rights of the Trustee, the holders of the Notes or of the Company; provided that no such supplemental indenture shall (i) reduce the percentage in Principal Amount of the Notes whose holders must consent to an amendment, (ii) reduce the rate of or extend the time for payment of Interest on the Notes or reduce the amount of any Interest payment to be made with respect to the Notes and to alter the manner of calculation or rate of Additional Amounts payable on any Note or extend the time for payment of any such amount,
(iii) reduce the Principal of or change the Stated Maturity of Principal of the Notes, (iv) reduce the Redemption Price, Purchase Price (including upon the occurrence of a Fundamental Change) or change the time at which or circumstances under which the Notes may or shall be redeemed or purchased, (v) change the currency in which any Note is payable, (vi) make any change in the provisions of this Indenture relating to waivers of defaults or amendments that require unanimous consent, (vii) change any obligation of the Company to maintain an office or agency in the places and for the purposes set forth in Section 4.02,
(viii) change any place of payment where any Note or interest thereon is payable, (ix) make any change that adversely affects the conversion rights of the holders of the Notes, (x) impair the right to institute suit for the enforcement of any payment with respect to the Notes, or with respect to conversion of the Notes, or (xi) modify any of the foregoing provisions, except to increase the percentage in Principal Amount of Notes whose holders must consent to an amendment or to provide that applicable provisions of this Indenture cannot be modified or waived without the consent of the holder of each outstanding Note affected by the modification or waiver.

         Upon the written request of the Company, accompanied by a copy of the resolutions of the Board of Trustees certified by its Secretary or Assistant Secretary authorizing the execution of any such supplemental indenture, and upon the filing with the Trustee of evidence of the consent of Noteholders as aforesaid, the Trustee shall join with the Company in the execution of such supplemental indenture unless such supplemental indenture adversely affects the Trustee's own rights, duties or immunities under this Indenture or otherwise, in which case the Trustee may in its discretion, but shall not be obligated to, enter into such supplemental indenture.

         It shall not be necessary for the consent of the Noteholders under this
Section 10.02 to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such consent shall approve the substance thereof.

         Section 10.03. Effect of Supplemental Indenture. Any supplemental indenture executed pursuant to the provisions of this Article 10 shall comply with the Trust Indenture Act, as then in effect, provided that this Section
10.03 shall not require such supplemental indenture or the Trustee to be qualified under the Trust Indenture Act prior to the time such qualification is in fact required under the terms of the Trust Indenture Act or the Indenture has been qualified under the Trust Indenture Act, nor shall it constitute any admission or acknowledgment by any party to such supplemental indenture that any such qualification is required at such time. Upon the execution of any supplemental indenture pursuant to the provisions of this Article 10, this Indenture shall be, and shall be deemed to be, modified and amended in accordance therewith and the respective rights, limitation of rights, obligations, duties and immunities under this Indenture of the Trustee, the Company and the holders of Notes shall thereafter be determined, exercised and enforced hereunder, subject in all respects to such modifications and amendments, and all the terms and conditions of any such supplemental indenture shall be, and shall be deemed to be, part of the terms and conditions of this Indenture for any and all purposes.

         Section 10.04. Notation on Notes. Notes authenticated and delivered after the execution of any supplemental indenture pursuant to the provisions of this Article 10 may bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Company or the Trustee shall so determine, new Notes so modified as to conform, in the opinion of the Trustee and the Board of Trustees, to any modification of this Indenture contained in any such supplemental indenture may, at the Company's expense, be prepared and executed by the Company, authenticated by the Trustee (or an authenticating agent duly appointed by the Trustee pursuant to Section 15.12) and delivered in exchange for the Notes then outstanding, upon the surrender thereof.

         Section 10.05. Evidence of Compliance of Supplemental Indenture to Be Furnished to Trustee. Prior to entering into any supplemental indenture, the Trustee shall be provided with an Officers' Certificate and an Opinion of Counsel as conclusive evidence that any supplemental indenture executed pursuant hereto complies with the requirements of this Article 10 and is otherwise authorized or permitted by this Indenture.

                                   ARTICLE 11
                CONSOLIDATION, MERGER, SALE, CONVEYANCE AND LEASE

         Section 11.01. Company May Consolidate on Certain Terms. Subject to the provisions of Section 11.02, the Company shall not consolidate or merge with or into any other Person or Persons (whether or not affiliated with the Company), nor shall the Company or its successor or successors be a party or parties to successive consolidations or mergers, nor shall the Company sell, convey, transfer or lease the property and assets of the Company substantially as an entirety, to any other Person (whether or not affiliated with the Company), unless: (i) the Company is the surviving Person, or the resulting, surviving or acquiring Person, if other than the Company, is a corporation, limited liability company, partnership, trust or other entity organized and existing under the laws of the United States of America, any state thereof or the District of Columbia; (ii) upon any such consolidation, merger, sale, conveyance, transfer or lease, the due and punctual payment of the principal of and Interest on all of the Notes, according to their tenor and the due and punctual performance and observance of all of the covenants and conditions of this Indenture to be performed by the Company, shall be expressly assumed, by supplemental indenture satisfactory in form to the Trustee, executed and delivered to the Trustee by the Person (if other than the Company) formed by such consolidation, or into which the Company shall have been merged, or by the Person that shall have acquired or leased such property, and such supplemental indenture shall provide for the applicable conversion rights set forth in Section 14.06; and (iii) immediately after giving effect to the transaction described above, no Event of Default, and no event which, after notice or lapse of time or both, would become an Event of Default, shall have happened and be continuing.

         Section 11.02. Successor to Be Substituted. In case of any such consolidation, merger, sale, conveyance, transfer or lease and upon the assumption by the successor Person, by supplemental indenture, executed and delivered to the Trustee and satisfactory in form to the Trustee, of the due and punctual payment of the principal of and Interest on all of the Notes and the due and punctual performance of all of the covenants and conditions of this Indenture to be performed by the Company, such successor Person shall succeed to and be substituted for the Company, with the same effect as if it had been named herein as the Company. Such successor

Person thereupon may cause to be signed, and may issue either in its own name or in the name of The Town and Country Trust any or all of the Notes, issuable hereunder that theretofore shall not have been signed by the Company and delivered to the Trustee; and, upon the order of such successor Person instead of the Company and subject to all the terms, conditions and limitations in this Indenture prescribed, the Trustee shall authenticate and shall deliver, or cause to be authenticated and delivered, any Notes that previously shall have been signed and delivered by the officers of the Company to the Trustee for authentication, and any Notes that such successor Person thereafter shall cause to be signed and delivered to the Trustee for that purpose. All the Notes so issued shall in all respects have the same legal rank and benefit under this Indenture as the Notes theretofore or thereafter issued in accordance with the terms of this Indenture as though all of such Notes had been issued at the date of the execution hereof. In the event of any such consolidation, merger, sale, conveyance, transfer or lease, the Person named as the "COMPANY" in the first paragraph of this Indenture or any successor that shall thereafter have become such in the manner prescribed in this Article 11 may be dissolved, wound up and liquidated at any time thereafter and such Person shall be released from its liabilities as obligor and maker of the Notes and from its obligations under this Indenture in all respects.

         In case of any such consolidation, merger, sale, conveyance, transfer or lease, such changes in phraseology and form (but not in substance) may be made in the Notes thereafter to be issued as may be appropriate.

         Section 11.03. Opinion of Counsel to Be Given Trustee. The Trustee shall receive an Officers' Certificate and an Opinion of Counsel as conclusive evidence that any such consolidation, merger, sale, conveyance, transfer or lease and any such assumption complies with the provisions of this Article 11.

                                   ARTICLE 12
                     SATISFACTION AND DISCHARGE OF INDENTURE

         Section 12.01. Discharge of Indenture. When (a) the Company shall deliver to the Trustee for cancellation all Notes theretofore authenticated (other than any Notes that have been destroyed, lost or stolen and in lieu of or in substitution for which other Notes shall have been authenticated and delivered) and not theretofore canceled, or (b) all the Notes not theretofore canceled or delivered to the Trustee for cancellation shall have become due and payable, whether at Stated Maturity or any Redemption Date or any Purchase Date (including upon the occurrence of a Fundamental Change), or upon conversion or otherwise, and the Company shall deposit with the Trustee, in trust, funds sufficient to pay all amounts due and owing on Notes (other than any Notes that shall have been mutilated, destroyed, lost or stolen and in lieu of or in substitution for which other Notes shall have been authenticated and delivered) not theretofore canceled or delivered to the Trustee for cancellation, accompanied by a verification report, as to the sufficiency of the deposited amount, from an independent certified accountant or other financial professional satisfactory to the Trustee, and if in either case the Company shall also pay or cause to be paid all other sums payable hereunder by the Company, then this Indenture shall cease to be of further effect (except as to (i) remaining rights of registration of transfer, substitution and exchange and conversion of Notes,
(ii) rights hereunder of Noteholders to receive payments of principal of and Interest on the Notes and the other rights, duties and obligations of Noteholders, as beneficiaries hereof with respect to the amounts, if any, so deposited with the Trustee and

(iii) the rights, obligations and immunities of the Trustee hereunder), and the Trustee, on written demand of the Company accompanied by an Officers' Certificate and an Opinion of Counsel as required by Section 15.05 and at the cost and expense of the Company, shall execute proper instruments acknowledging satisfaction of and discharging this Indenture; the Company, however, hereby agrees to reimburse the Trustee for any costs or expenses thereafter reasonably and properly incurred by the Trustee and to compensate the Trustee for any services thereafter reasonably and properly rendered by the Trustee in connection with this Indenture or the Notes.

         Section 12.02. Paying Agent to Repay Monies Held. Upon the satisfaction and discharge of this Indenture, all monies then held by any Paying Agent of the Notes (other than the Trustee) shall, upon written request of the Company, be repaid to the Company, and thereupon such Paying Agent shall be released from all further liability with respect to such monies.

         Section 12.03. Return of Unclaimed Monies. Subject to the requirements of applicable law, any monies deposited with or paid to the Trustee for payment of the principal of or Interest on Notes and not applied but remaining unclaimed by the holders of Notes for two years after the date upon which the principal of or Interest on such Notes, as the case may be, shall have become due and payable, shall be repaid to the Company by the Trustee and all liability of the Trustee shall thereupon cease with respect to such monies; and the holder of any of the Notes shall thereafter look only to the Company for any payment that such holder may be entitled to collect unless an applicable abandoned property law designates another Person.

                                   ARTICLE 13
           IMMUNITY OF ORGANIZERS, SHAREHOLDERS, OFFICERS AND TRUSTEES

         Section 13.01. Indenture and Notes Solely Trust Obligations. No recourse for the payment of the principal of or Interest on any Note, or for any claim based thereon or otherwise in respect thereof, and no recourse under or upon any obligation, covenant or agreement of the Company in this Indenture or in any supplemental indenture or in any Note, or because of the creation of any indebtedness represented thereby, shall be had against any organizer, shareholder, employee, agent, officer, trustee, director or subsidiary, as such, past, present or future, of the Company or of any successor entity, either directly or through the Company or any successor entity, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise; it being expressly understood that all such liability is hereby expressly waived and released as a condition of, and as a consideration for, the execution of this Indenture and the issue of the Notes, and any Persons dealing with the Company in any way shall look only to the assets of the Company for the payment of any sum by the Company or the performance of any obligation of the Company.

                                   ARTICLE 14
                               CONVERSION OF NOTES

         Section 14.01. Right to Convert. (a) Subject to and upon compliance with the provisions of this Indenture, prior to the close of business on August 14, 2023, the holder of any Note shall have the right, at such holder's option, to convert the principal amount of the Note, or any portion of such principal amount which is a multiple of $1,000, into fully paid and non-assessable Common Shares (as such shares shall then be constituted) at the Conversion Rate in effect at such time, by surrender of the Note so to be converted in whole or in part, together with any required funds, under the circumstances described in this Section 14.01 and in the manner provided in Section 14.02. The Notes shall be convertible only during the following periods upon the occurrence of one of the following events:

                  (i) during any calendar quarter after the quarter ended June 30, 2003 (and only during such calendar quarter) if the Last Reported Sale Price for the Common Shares for at least 20 Trading Days during the period of 30 consecutive Trading Days ending on the last Trading Day of the previous calendar quarter equals or exceeds 120% of the Conversion Price on such last Trading Day; or

                  (ii) on or before August 15, 2018, if at any time after a 10-consecutive-Trading-Day period in which the average of the trading prices for the Notes for that 10-Trading-Day period was less than 95% of the average Conversion Value for the Notes during that period; provided, however, that a holder may not convert its Notes pursuant to this provision if, at the time of the calculation, the Last Reported Sale Price of the Common Shares is between the then applicable Conversion Price of the Notes and 120% of the then applicable Conversion Price of the Notes; or

                  (iii) at any time prior to the close of business on the second Business Day immediately preceding the Redemption Date, even if the Notes are not otherwise convertible at such time, if the Company notifies holders that it intends to redeem the Notes; or

                  (iv)     as provided in Section (b) of this Section 14.01.

         The Company or its designated agent shall determine on a daily basis during the time periods specified in Sections 14.01(a)(i) and (ii) whether the Notes shall be convertible as a result of the occurrence of an event specified in clause (i) or (ii), as the case may be, above and, if the Notes shall be so convertible, the Company shall promptly deliver to the Trustee (or other Conversion Agent appointed by the Company) written notice thereof. Whenever the Notes shall become convertible pursuant to this Section 14.01, the Company or, at the Company's request, the Trustee in the name and at the expense of the Company, shall notify the holders of the event triggering such convertibility in the manner provided in Section 15.03, and the Company shall also publicly announce such information by issuing a press release and publication on the Company's Website or through such other public medium as it may use at such time. Any notice so given shall be conclusively presumed to have been duly given, whether or not the holder receives such notice.

         (b)      In addition, if:

                  (i) (A) the Company distributes to all holders of its Common Shares certain rights entitling them to purchase Common Shares at less than the Market Price on the Trading Day immediately preceding the declaration date for such distribution, or (B) the Company distributes to all holders of Common Shares assets, debt securities or rights to purchase securities of the Company, which distribution has a per share value as determined by the Board of Trustees, and set forth in a board resolution, exceeding 15% of the Market Price of the Common Shares on the Trading Day immediately preceding the declaration date for such distribution, then, in either case, the Notes may be surrendered for conversion at any time on and after the date that the Company gives notice to the holders of such distribution, which shall be not less than 20 days prior to the Ex-Dividend Date for such distribution, until the earlier of the close of business on the Business Day immediately preceding, but not including, the Ex-Dividend Date or the date the Company publicly announces that such distribution will not take place; provided that no adjustment to the Conversion Price or the ability of a holder of a Note to convert will be made if the holder will otherwise participate in such distribution without conversion; or

                  (ii) the Company consolidates with or merges with or into another Person or is a party to a binding share exchange or conveys, transfers, sells, leases or otherwise disposes of all or substantially all of its properties and assets, in each case, pursuant to which the Common Shares are converted into cash or property other than securities, then the Notes may be surrendered for conversion at any time from and after the date which is fifteen (15) days prior to the anticipated effective date of the transaction and ending on and including the date fifteen (15) days after the actual effective date of such transaction.

         The Board of Trustees shall determine the anticipated effective date of the transaction, and such determination shall be conclusive and binding on the holders and shall be publicly announced by the Company by issuance of a press release and publication on its Web site or through such other public medium as it may use at that time not later than two Business Days prior to such 15th day.

         (c) A Note in respect of which a holder has previously elected to exercise its option to require purchase pursuant to Section 3.05 or Section 3.06 may be converted only if such holder withdraws its Purchase Election in accordance with Section 3.08(d). A holder of Notes is not entitled to any rights of a holder of Common Shares, nor shall such holder be deemed to be a holder of Common Shares for any purpose whatsoever, until such holder has converted his Notes to Common Shares, and in such case only to the extent such Notes are deemed to have been converted to Common Shares under this Article 14.

         Section 14.02. Exercise of Conversion Privilege; Issuance of Common Shares on Conversion; No Adjustment for Interest or Dividends. (a) In order to exercise the conversion privilege with respect to any Note in certificated form, the Company must receive at the office or agency of the Company maintained for that purpose or, at the option of such holder, the Corporate Trust Office, such Note with the original or a facsimile of the form entitled "FORM OF CONVERSION NOTICE" on the reverse thereof (the "CONVERSION NOTICE"), duly completed and manually signed, together with such Notes duly endorsed for transfer, accompanied by the funds, if any, required by this Section 14.02. Such notice shall also state the name or names (with address or addresses) in which the certificate or certificates for Common Shares which shall be issuable upon such conversion shall be issued, and shall be accompanied by the amount of any transfer or similar taxes which are payable in connection with such conversion, if required pursuant to Section 14.07. The Conversion Agent shall provide copies of the Form of Conversion Notice to holders of Notes upon request.

         In order to exercise the conversion privilege with respect to any interest in a Global Note, the beneficial holder must complete, or cause to be completed, the appropriate instruction form for conversion pursuant to the Depositary's book-entry conversion program, deliver, or cause to be delivered, by book-entry delivery an interest in such Global Note, furnish appropriate endorsements and transfer documents if required by the Company, the Trustee or the Conversion Agent, and pay the funds, if any, required by Section 14.02 and any transfer or similar taxes which are payable in connection with such conversion, if required pursuant to Section 14.07.

                  (b) As promptly as practicable after satisfaction of the requirements for conversion set forth above, subject to compliance with any restrictions on transfer if shares issuable on conversion are to be issued in a name other than that of the Noteholder (as if such transfer were a transfer of the Note or Notes (or portion thereof) so converted), the Company shall issue and shall deliver to such Noteholder at the office or agency maintained by the Company for such purpose pursuant to Section 4.02, a certificate or certificates for the number of full Common Shares issuable upon the conversion of such Note or portion thereof as determined by the Company in accordance with the provisions of this Article 14 and a check or cash in respect of any fractional interest in respect of a Common Share arising upon such conversion, calculated by the Company as provided in Section 14.03. In case any Note of a denomination greater than $1,000 shall be surrendered for partial conversion, and subject to Section 2.03, the Company shall execute and the Trustee shall authenticate and deliver to the holder of the Note so surrendered, without charge to it, a new Note or Notes in authorized denominations in an aggregate principal amount equal to the unconverted portion of the surrendered Note.

                  (c) Each conversion shall be deemed to have been effected as to any such Note (or portion thereof) on the date on which the requirements set forth in Section 14.02(a) have been satisfied as to such Note (or portion thereof) (such date, the "CONVERSION DATE"), and the Person in whose name any certificate or certificates for Common Shares shall be issuable upon such conversion shall be deemed to have become on said date the holder of record of the shares represented thereby; provided that any such surrender on any date when the stock transfer books of the Company shall be closed shall constitute the Person in whose name the certificates are to be issued as the record holder thereof for all purposes on the next succeeding day on which such stock transfer books are open, but such conversion shall be at the Conversion Rate in effect on the date upon which such Note was surrendered.

                  (d) Any Note or portion thereof surrendered for conversion during the period from the close of business on any Regular Record Date to the close of business on the Business Day preceding the following Interest Payment Date that has not been called for redemption during such period shall be accompanied by payment, in immediately available funds or other funds acceptable to the Company, of an amount equal to the Interest otherwise payable on such Interest Payment Date on the principal amount being converted; provided that no such payment need be made (1) if the Company has specified a Redemption Date that is after a Regular Record Date and prior to the next Interest Payment Date, (2) if the Company has specified a Fundamental Change Purchase Date that is during such period or (3) to the extent of any overdue Interest, if any overdue Interest exists at the time of conversion with respect to such Note. Except as provided above in this Section 14.02(d), no payment or other adjustment shall be made for Interest accrued on any Note converted or for dividends on any Common Shares issued upon the conversion of such Note as provided in this Article 14.

                  (e) Upon the conversion of an interest in a Global Note, the Trustee (or other Conversion Agent appointed by the Company), or the Custodian at the direction of the Trustee (or other Conversion Agent appointed by the Company), shall make a notation on such Global Note as to the reduction in the principal amount represented thereby. The Company shall notify the Trustee in writing of any conversions of Notes effected through any Conversion Agent other than the Trustee.

                  (f) Upon the conversion of a Note, that portion of the accrued but unpaid Interest with respect to the converted Note shall not be cancelled, extinguished or forfeited, but rather shall be deemed to be paid in full to the holder thereof through delivery of the Common Shares (together with the cash payment, if any in lieu of fractional shares) in exchange for the Note being converted pursuant to the provisions hereof; and the fair market value of such Common Shares (together with any such cash payment in lieu of fractional shares) shall be treated as issued, to the extent thereof, first in exchange for and in satisfaction of the Company's obligation to pay the principal amount of the converted Note and the accrued but unpaid Interest, and the balance, if any, of such fair market value of such Common Shares (and any such cash payment) shall be treated as issued in exchange for and in satisfaction of the right to convert the Note being converted pursuant to the provisions hereof.

                  (g)      Payment Upon Conversion

                  (i) Conversion on or Prior to a Redemption Notice Date or the Final Notice Date. In the event that the Company receives a holder's notice of conversion on or prior to (1) the date on which the Company gives notice of the redemption of Notes under Section 3.02 (a "Redemption Notice Date") or (2) the date that is 20 days prior to Stated Maturity (the "FINAL NOTICE DATE"), the following procedures shall apply:

                           (1) If the Company elects to satisfy all or any portion of its obligation to convert the Notes (the "CONVERSION OBLIGATION") in cash, the Company shall notify holders through the Trustee of the dollar amount to be satisfied in cash (which must be expressed either as 100% of the Conversion Obligation or as a fixed dollar amount) at any time on or before the date that is two Business Days following the Conversion Date (the "CASH SETTLEMENT NOTICE PERIOD"). If the Company timely elects to pay cash for any portion of the Common Shares otherwise issuable to holders upon conversion, holders may retract the Conversion Notice at any time during the two Business Days following the final day of the Cash Settlement Notice Period (the "CONVERSION RETRACTION PERIOD"). No such retraction can be made (and a Conversion Notice shall be irrevocable) if the Company does not elect to deliver cash in lieu of Common Shares (other than cash in lieu of fractional shares). Upon the expiration of a Conversion Retraction Period, a Conversion Notice shall be irrevocable. If the Company elects to satisfy all or any portion of the Conversion Obligation in cash, and the applicable

                  Conversion Notice has not been retracted, then settlement
                  (in cash or in cash and Common Shares) will occur on the Business Day following the final day of the 20-Trading Day period beginning on the day after the final day of the Conversion Retraction Period (the "CASH SETTLEMENT AVERAGING PERIOD"). If the Company does not elect to satisfy any part of the Conversion Obligation in cash (other than cash in lieu of any fractional shares), delivery of the Common Shares into which the Notes are converted (and cash in lieu of any fractional shares) shall occur through the Conversion Agent as described above as soon as practicable on or after the Conversion Date.

                           (2)      Settlement amounts will be computed as

                  follows:

                                    (A)      If the Company elects to satisfy
                           the entire Conversion Obligation in Common Shares, it shall deliver to holders a number of Common Shares equal to (i) the aggregate principal amount of Notes to be converted divided by 1,000, multiplied by (ii) the Conversion Rate. In addition, the Company shall pay cash for any fractional Common Share based on the Last Reported Sale Price of the Common Shares on the Trading Day immediately preceding the Conversion Date.

                                    (B)      If the Company elects to satisfy
                           the entire Conversion Obligation in cash, it shall deliver to holders cash in an amount equal to the product of:

                                             (x)      a number equal to (I) the
                                    aggregate principal amount of Notes to be converted divided by 1,000, multiplied by
                                    (II) the Conversion Rate; and

                                             (y)      the average Last Reported
                                    Sale Price of the Common Shares during the Cash Settlement Averaging Period.

                                    (C)      If the Company elects to satisfy a
                           fixed portion (other than 100%) of the Conversion Obligation in cash, it will deliver to holders the specified cash amount (the "CASH AMOUNT") and a number of Common Shares equal to the greater of (i) zero and (ii) the excess, if any, of the number of Common Shares calculated as if the Company elected to satisfy the entire Conversion Obligation in shares over the number of shares equal to the sum, for each day of the Cash Settlement Averaging Period, of (x) 5% of the Cash Amount, divided by (y) the Last Reported Sale Price of the Common Shares. In addition, the Company shall pay cash for all fractional Common Shares based on the average Last Reported Sale Price of the Common Shares during the Cash Settlement Averaging Period.

                  (ii) Conversion After a Redemption Notice Date or the Final Notice Date. With respect to Conversion Notices received by the Company after a Redemption Notice Date or the Final Notice Date, the Company shall not be obligated to send individual notices of its election to satisfy all or any portion of the Conversion Obligation in cash. If the Company elects to redeem all or a portion of the Notes, the applicable Redemption Notice will inform the holders of its election to deliver Common Shares or cash with respect to Notes converted prior to the Redemption Date as provided in Section 3.02. In addition, if the Company elects to satisfy all or any portion of the Conversion Obligation with respect to conversions after the Final Notice Date in cash, on or before the Final Notice Date the Company shall send a single notice to each holder of Notes indicating the dollar amount to be satisfied in cash (which shall be expressed either as 100% of the Conversion Obligation or as a fixed dollar amount).

         In the event that the Company receives a Conversion Notice after a Redemption Notice Date or the Final Notice Date from any holder of Notes, settlement amounts will be computed and settlement dates will be determined as follows:

                           (1) If the Company elects to satisfy the entire Conversion Obligation in Common Shares, it shall deliver to holders a number of Common Shares equal to (i) the aggregate principal amount of Notes to be converted divided by 1,000, multiplied by (ii) the Conversion Rate. In addition, the Company shall pay cash for any fractional Common Share based on the Last Reported Sale Price of the Common Shares on the Trading Day immediately preceding the Conversion Date.

                           (2) If the Company elects to satisfy the entire Conversion Obligation in cash, it shall deliver to holders cash in an amount equal to the product of:

                                    (A)      number equal to (i) the aggregate
                           principal amount of Notes to be converted divided by 1,000, multiplied by (ii) the Conversion Rate; and

                                    (B)      the average Last Reported Sale
                           Price of the Common Shares during the 20 Trading Day period beginning on the Trading Day after the Conversion Date (the "ALTERNATE CASH SETTLEMENT AVERAGING PERIOD").

                           (3) If the Company elects to satisfy a fixed portion (other than 100%) of the Conversion Obligation in cash, it will deliver to holders the Cash Amount and a number of Common Shares equal to the greater of (i) zero and (ii) the excess, if any, of the number of Common Shares calculated as if the Company elected to satisfy the entire Conversion Obligation in shares over the number of shares equal to the sum, for each day of the Cash Settlement Averaging Period, of
                  (x) 5% of the Cash Amount, divided by (y) the Last Reported Sale Price of the Common Shares. In addition, the Company shall pay cash for all fractional Common Shares based on the average Last Reported Sale Price of the Common Shares during the Alternate Cash Settlement Averaging Period.

         If a Conversion Notice is received from any holder of Notes after a Redemption Notice Date or the Final Notice Date, such holder shall not be allowed to retract the Conversion Notice. Settlement (in cash and/or Common Shares) shall occur on the Business Day following the final day of such Alternate Cash Settlement Averaging Period. If the

         Company does not elect to satisfy any part of the Conversion Obligation in cash (other than cash in lieu of any fractional shares), delivery of the Common Shares into which the Notes are converted (and cash in lieu of any fractional shares) shall occur through the Conversion Agent as provided in this Section 14.02 as soon as practicable on or after the Conversion Date.

         Section 14.03. Cash Payments in Lieu of Fractional Shares. No fractional Common Shares or scrip certificates representing fractional shares shall be issued upon conversion of Notes. If more than one Note shall be surrendered for conversion at one time by the same holder, the number of full shares that shall be issuable upon conversion shall be computed on the basis of the aggregate principal amount of the Notes (or specified portions thereof to the extent permitted hereby) so surrendered. If any fractional Common Share would be issuable upon the conversion of any Note or Notes, the Company shall make an adjustment and payment therefor in cash to the holder of Notes at the Last Reported Sale Price on the Trading Day immediately preceding the Conversion Date.

         Section 14.04. Conversion Rate. Each $1,000 principal amount of the Notes shall be convertible into the number of Common Shares specified in the form of Note (herein called the "CONVERSION RATE") attached as Exhibit A hereto (initially 39.20185 shares), subject to adjustment as provided in this Article 14.

         Section 14.05. Adjustment of Conversion Rate. The Conversion Rate shall be adjusted from time to time by the Company as follows:

         (a) In case the Company shall hereafter pay a dividend, or make a distribution, payable exclusively in Common Shares or other capital stock of the Company on its Common Shares, the Conversion Rate, as in effect at the opening of business on the day following the date fixed for the determination of shareholders entitled to receive such dividend or other distribution, shall be increased by dividing such Conversion Rate by a fraction,

                  (i) the numerator of which shall be the number of Common Shares outstanding at the close of business on the date fixed for such determination, and

                  (ii) the denominator of which shall be the sum of such number of shares and the total number of shares constituting such dividend or other distribution,

such increase to become effective immediately after the opening of business on the Business Day following the date fixed for such determination. The Company will not pay any dividend or make any distribution on Common Shares held in treasury by the Company. If any dividend or distribution of the type described in this Section 14.05(a) is declared but not so paid or made, the Conversion Rate shall again be adjusted to be the Conversion Rate that would then be in effect if such dividend or distribution had not been declared.

         (b) In case the Company shall issue rights or warrants to all holders of the outstanding Common Shares entitling them to subscribe for or purchase Common Shares at a price per share less than the Market Price per Common Share on the date fixed for the determination of shareholders entitled to receive such rights or warrants, the Conversion Rate in effect at the opening of business on the date fixed for such determination shall be increased by dividing such Conversion Rate by a fraction,

                  (i) the numerator of which shall be the number of Common Shares outstanding at the close of business on the date fixed for such determination plus the number of Common Shares which the aggregate offering price of the total number of Common Shares so offered for subscription or purchase would purchase at such Market Price, and

                  (ii) the denominator of which shall be the number of Common Shares outstanding at the close of business on the date fixed for such determination plus the total number of additional Common Shares so offered for subscription or purchase at such below Market Price.

Such adjustment shall be successively made whenever any such rights or warrants are issued and shall become effective immediately after the opening of business on the Business Day following the date fixed for such determination. The Company shall not issue any such rights or warrants in respect of Common Shares held in treasury by the Company. To the extent that Common Shares are not delivered after the expiration of such rights or warrants, the Conversion Rate shall be readjusted to the Conversion Rate that would then be in effect had the adjustments made upon the issuance of such rights or warrants been made on the basis of delivery of only the number of Common Shares actually delivered. If such rights or warrants are not so issued, the Conversion Rate shall again be adjusted to be the Conversion Rate that would then be in effect if such date fixed for the determination of shareholders entitled to receive such rights or warrants had not been fixed.

In determining whether any rights or warrants entitle the holders to subscribe for or purchase Common Shares at less than such Market Price, and in determining the aggregate offering price of such Common Shares, there shall be taken into account any consideration received by the Company for such rights or warrants and any amount payable on exercise or conversion thereof, the value of such consideration, if other than cash, to be determined by the Board of Trustees.

         (c) In case the Company shall (1) subdivide or split the outstanding Common Shares into a greater number of Common Shares or (2) combine the outstanding Common Shares into a smaller number of Common Shares, the Conversion Rate in effect at the opening of business on the day following the day upon which such subdivision or split becomes effective shall be proportionately increased, and, conversely, in case outstanding Common Shares shall be combined into a smaller number of Common Shares, the Conversion Rate in effect at the opening of business on the day following the day upon which such combination becomes effective shall be proportionately reduced, such increase or reduction, as the case may be, to become effective immediately after the opening of business on the day following the day upon which such subdivision, split or combination becomes effective.

         (d) In case the Company shall distribute to all holders of its Common Shares evidences of its assets, debt securities or rights or warrants to purchase its securities (but excluding any rights or warrants referred to in Section 14.05(b), any regular dividend paid exclusively in cash and any dividend or distribution referred to in Section 14.05(a)), and if such distributions, aggregated on a rolling twelve-month basis, have a per share value exceeding 15% of the Market Price of the Common Shares on the Trading Day immediately preceding the date on which such distribution is declared, the Conversion Rate shall be adjusted by dividing the Conversion Rate in effect immediately prior to the close of business on the date fixed for the determination of shareholders entitled to receive such distribution by a fraction,

                  (i) the numerator of which shall be the Market Price on the date fixed for such determination less the then fair market value (as determined by the Board of Trustees, whose determination shall be conclusive and described in a board resolution) on such date of the portion of the evidences of assets, debt securities or rights or warrants to purchasing its securities so distributed applicable to one Common Share, and

                  (ii) the denominator of which shall be the Market Price on such date for determination,

such adjustment to become effective immediately prior to the opening of business on the Business Day following the date fixed for the determination of shareholders entitled to receive such distribution; provided, however, that in the event that the Company makes a distribution to all holders of its Common Shares consisting of capital stock of, or similar equity interest in, a subsidiary or other business unit of the Company (the "SPIN-OFF SHARES"), the Conversion Rate shall be adjusted by dividing the Conversion Rate in effect immediately prior to the close of business on the date fixed for the determination of shareholders entitled to receive such distribution by a fraction of which the numerator shall be the Spin-off Market Price per Common Share on the date fixed for such determination less the Spin-off Market Price per Spin-off Share on such date and the denominator shall be the Spin-off Market Price per Common Share, such adjustment to become effective 10 Trading Days after the effective date of such distribution of the Spin-off Shares. In any case in which this Section 14.05(d) is applicable, Section 14.05(a) and (b) shall not be applicable. Notwithstanding the foregoing, if (a) the fair market value (as determined by the Board of Trustees, whose determination shall be conclusive and described in a board resolution) per Common Share of the assets, debt securities or rights or warrants to purchase the Company's securities distributed to shareholders equals or exceeds the Market Price of the Common Shares on the date fixed for the determination of the shareholders entitled to receive such distribution, or (b) the Market Price of the Common Shares exceeds the fair market value (as determined by the Board of Trustees, whose determination shall be conclusive and described in a board resolution) per Common Share of the assets, debt securities or rights or warrants so distributed by less than $1.00, no adjustment in the Conversion Rate shall be made, but each holder shall be entitled to receive upon conversion, in addition to the Common Shares, the kind and amount of assets, debt securities or rights or warrants comprising the distribution that such holder would have received if such holder had converted its Notes immediately prior to the date fixed for the determination of the shareholders entitled to receive such distribution. If such dividend or distribution is not so paid or made, the applicable Conversion Rate shall again be adjusted to be the applicable Conversion Rate that would then be in effect if such dividend or distribution had not been declared.

         (e) In case the Company shall increase the regular common dividend distribution payable on Common Shares above $0.43 on a quarterly basis (appropriately adjusted for any share dividends on or subdivisions or combinations of the Common Shares), the Conversion Rate shall be increased so that the same shall equal the rate determined by dividing the Conversion Rate in effect immediately prior to the close of business on the date fixed for determination of the shareholders entitled to receive such distribution by a fraction,

                  (i) the numerator of which shall be equal to the Market Price per Common Share on the date fixed for such determination less the amount of cash in excess of $0.43 (appropriately adjusted for any share dividends on or subdivisions or combinations of the Common Shares) on a quarterly basis so distributed during such quarter applicable to one Common Share; and

                  (ii) the denominator of which shall be equal to the Market Price per Common Share on such date for determination.

         In the event that such dividend or distribution is not so paid or made, the applicable Conversion Rate shall again be adjusted to be the applicable Conversion Rate that would then be in effect if such dividend or distribution had not be declared.

         (f) In case a tender or exchange offer made by the Company or any subsidiary of the Company for all or any portion of the Common Shares shall expire and such tender or exchange offer (as amended upon the expiration thereof) shall require the payment to shareholders (based on the acceptance (up to any maximum specified in the terms of the tender or exchange offer) of Purchased Shares) of an aggregate consideration having a fair market value (as determined by the Board of Trustees, whose determination shall be conclusive and described in a board resolution) (such combined amount payable (assuming the acceptance, up to any maximum specified in the terms of the tender or exchange offer, of Purchased Shares), the "OFFER AGGREGATE VALUE"), which exceeds the Market Price multiplied by the number of Common Shares outstanding (including any tendered or exchanged shares), each as of the last time (the "EXPIRATION TIME") tenders could have been made pursuant to such tender or exchange offer (as it may be amended), then, and in each such case, immediately prior to the opening of business on the day after the date of the Expiration Time, the Conversion Rate shall be adjusted so that the same shall equal the rate determined by dividing the Conversion Rate immediately prior to the close of business as of the Expiration Time by a fraction,

                  (i) the numerator of which shall be equal to (A) the product of (1) the Market Price as of the Expiration Time multiplied by
         (2) the number of Common Shares outstanding (including any tendered shares) as of the Expiration Time less (B) the Offer Aggregate Value, and

                  (ii) the denominator of which shall be equal to the product of (A) the Market Price as of the Expiration Time multiplied by
         (B) the number of Common Shares outstanding (including any tendered shares) as of the Expiration Time less the number of all shares validly tendered and not withdrawn as of the Expiration Time (the shares deemed so accepted, up to any such maximum, being referred to as the "PURCHASED SHARES").

If the Company is obligated to purchase Common Shares pursuant to any such tender or exchange offer, but the Company is permanently prevented by applicable law from effecting any such purchases or all such purchases are rescinded, the Conversion Rate shall again be adjusted to be the Conversion Rate that would then be in effect if such tender or exchange offer had not been made. If the application of this Section 14.05(f) would result in a decrease in the Conversion Rate, no adjustment shall be made for such tender offer or exchange offer under this Section 14.05(f).

         (g) The reclassification of Common Shares into securities other than Common Shares (other than any reclassification upon an event to which Section 14.06 applies) shall be deemed to involve (a) a distribution of such securities other than Common Shares to all holders of Common Shares (and the effective date of such reclassification shall be deemed to be "the date fixed for the determination of shareholders entitled to receive such distribution" and the "date fixed for such determination" within the meaning of Section 14.05(d)), and (b) a subdivision or combination, as the case may be, of the number of Common Shares outstanding immediately prior to such reclassification into the number of Common Shares outstanding immediately thereafter (and the effective date of such reclassification shall be deemed to be "the day upon which such subdivision becomes effective" or "the day upon which such combination becomes effective," as the case may be, and "the day upon which such subdivision, split or combination becomes effective" within the meaning of Section 14.05(c)).

         (h) Notwithstanding the foregoing provisions of Section 14.05, no adjustment shall be made thereunder, nor shall an adjustment be made to the ability of a holder of a Note to convert, for any distribution described therein if the holder will otherwise participate in the distribution without conversion of such holder's Notes.

         (i) In addition to these adjustments, the Company may increase the applicable Conversion Rate as the Board of Trustees considers advisable to avoid or diminish any income tax to holders of Common Shares or rights to purchase our Common Shares resulting from any dividend or distribution of stock (or rights to acquire stock) or from any event treated as such for income tax purposes. The Company may also, from time to time, to the extent permitted by applicable law, increase the applicable Conversion Rate by any amount for any period of at least 20 days if the Board of Trustees has determined that such increase would be in the Company's best interests, which determination shall be conclusive. The Company shall give holders of Notes at least 15 days' notice of such an increase in the applicable Conversion Rate.

         (j)      No adjustment to the Conversion Rate shall be required:

                  (i) upon the issuance of any Common Shares pursuant to any present or future plan providing for the reinvestment of dividends or interest payable on securities of the Company and the investment of additional optional amounts in Common Shares under any plan (including the Company's existing Dividend Reinvestment and Share Purchase Plan);

                  (ii) upon the issuance of any Common Shares or options or rights to purchase those Common Shares pursuant to any present or future employee, director or consultant benefit plan or program of or assumed by the Company or any of its Subsidiaries;

                  (iii) upon the issuance of any Common Shares pursuant to any option, warrant, right, or exercisable, exchangeable or convertible security not described in (ii) above and outstanding as of the date the Notes were first issued;

                  (iv)     for a change in the par value of the Common Shares;
         or

                  (v)      for accrued and unpaid Interest.

         In addition, if the Company were to implement a rights plan providing that, upon conversion of the Notes, the holders of such Notes will receive, in addition to the Common Shares issuable upon such conversion, the rights related to such Common Shares, there shall not be required any adjustment to the conversion privilege or Conversion Rate as a result of: (A) the issuance of the rights; (B) the distribution of separate certificates representing the rights;
(C) the exercise or redemption of such rights in accordance with any rights agreement; or (D) the termination or invalidation of the rights.

         (k) No adjustment in the Conversion Rate shall be required unless such adjustment would require an increase or decrease of at least one percent (1%) in such rate; provided that any adjustments that by reason of this Section 14.05(k) are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this Article 14 shall be made by the Company and shall be made to the nearest cent or to the nearest one-ten thousandth (1/10,000) of a share, as the case may be.

         (l) Whenever the Conversion Rate is adjusted as herein provided, the Company shall promptly file with the Trustee and any Conversion Agent other than the Trustee an Officers' Certificate setting forth the Conversion Rate after such adjustment and setting forth a brief statement of the facts requiring such adjustment. Unless and until a Responsible Officer of the Trustee shall have received such Officers' Certificate, the Trustee shall not be deemed to have knowledge of any adjustment of the Conversion Rate and may assume that the last Conversion Rate of which it has knowledge is still in effect. Promptly after delivery of such certificate, the Company shall prepare a notice of such adjustment of the Conversion Rate setting forth the adjusted Conversion Rate and the date on which each adjustment becomes effective and shall mail such notice of such adjustment of the Conversion Rate to the holder of each Note at his last address appearing on the Note Register provided for in Section 2.05 of this Indenture, within twenty (20) days after execution thereof. Failure to deliver such notice shall not affect the legality or validity of any such adjustment.

         (m) In any case in which this Section 14.05 provides that an adjustment shall become effective immediately after (1) the Record Date for an event, (2) the date fixed for the determination of stockholders entitled to receive a dividend or distribution pursuant to Section 14.05(a), (3) a date fixed for the determination of stockholders entitled to receive rights or warrants pursuant to Section 14.05(b) or (4) the Expiration Time for any tender or exchange offer pursuant to Section 14.05(f), (each a "DETERMINATION DATE"), the Company may elect to defer until the occurrence of the applicable Adjustment Event (x) issuing to the holder of any Note converted after such Determination Date and before the occurrence of such Adjustment Event, the additional Common Shares or other securities issuable upon such conversion by reason of the adjustment required by such Adjustment Event over and above the Common Shares issuable upon such conversion before giving effect to such adjustment and (y) paying to such holder any amount in cash in lieu of any fraction pursuant to
Section 14.03. For purposes of this Section 14.05(m), the term "ADJUSTMENT EVENT" shall mean:

                  (i) in any case referred to in clause (1) hereof, the occurrence of such event,

                  (ii) in any case referred to in clause (2) hereof, the date any such dividend or distribution is paid or made,

                  (iii) in any case referred to in clause (3) hereof, the date of expiration of such rights or warrants, and

                  (iv) in any case referred to in clause (4) hereof, the date a sale or exchange of Common Shares pursuant to such tender or exchange offer is consummated and becomes irrevocable.

         (n) For purposes of this Section 14.05, the number of Common Shares at any time outstanding shall not include shares held in the treasury of the Company but shall include shares issuable in respect of scrip certificates issued in lieu of fractions of Common Shares. The Company will not pay any dividend or make any distribution on Common Shares held in treasury by the Company.

         Section 14.06. Effect of Specified Business Transactions. (a) If the Company elects to:

                  (i) distribute to all holders of Common Shares certain rights entitling them to purchase Common Shares at less than the Market Price of Common Shares on the Trading Day immediately preceding the date on which such distribution is declared, or

                  (ii) distribute to all holders of Common Shares the assets, debt securities or rights to purchase securities of the Company, which distribution has a per share value as determined by the Board of Trustees and set forth in a board resolution exceeding 15% of the Market Price of the Common Shares on the Trading Day immediately preceding the date on which such distribution is declared, the Company must notify the holders of the Notes at least 20 Business Days prior to the Ex-Dividend Date for such distribution. Once the Company has given such notice, holders may surrender their Notes for conversion at any time until the earlier of the close of business on the Business Day immediately prior to the Ex-Dividend Date or the Company's announcement that such distribution will not take place, even if the Notes are not otherwise convertible at such time in accordance with this Indenture; provided, however, that a holder may not exercise such right to convert if the holder, in its capacity as a holder of Notes, may participate in the distribution without conversion.

         (b) In addition, if the Company is party to a consolidation, merger or binding share exchange pursuant to which its Common Shares would be converted into cash or property other than securities, a holder may surrender Notes for conversion at any time from and after the date which is 15 days prior to the anticipated effective date of the transaction until 15 days after the actual effective date of such transaction. If the Company engages in a reclassification of its

Common Shares or is a party to a consolidation, merger, binding share exchange or transfer of all or substantially all of its assets pursuant to which Common Shares are converted into cash, securities or other property, then at the effective time of such transaction, the right to convert a Note into Common Shares (or cash, as described below) shall be changed into the right to convert a Note into the kind and amount of cash, securities or other property that the holder would have received if the holder had converted its Notes immediately prior to such transaction and received Common Shares. If the Company engages in any transaction described in the preceding sentence, the conversion rate will not be adjusted.

         The Company or such successor shall execute with the Trustee a supplemental indenture to such effect. Such supplemental indenture shall provide for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for in this Article 14.

         The Company shall cause notice of the execution of such supplemental indenture to be mailed to each holder of Notes, at its address appearing on the Note Register provided for in Section 2.05 of this Indenture, within twenty (20) days after execution thereof. Failure to deliver such notice shall not affect the legality or validity of such supplemental indenture.

         The above provisions of this Section shall similarly apply to successive reclassifications, changes, consolidations, mergers, combinations, sales and conveyances.

         If this Section 14.06 applies to any event or occurrence, Section 14.05 shall not apply.

         Section 14.07. Taxes on Shares Issued. The issue of share certificates on conversions of Notes shall be made without charge to the converting Noteholder for any documentary, stamp or similar issue or transfer tax in respect of the issue thereof. The Company shall not, however, be required to pay any such tax which may be payable in respect of any transfer involved in the issue and delivery of shares in any name other than that of the holder of any Note converted, and the Company shall not be required to issue or deliver any such share certificate unless and until the Person or Persons requesting the issue thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid.

         Section 14.08. Reservation of Shares, Shares to Be Fully Paid; Compliance with Governmental Requirements; Listing of Common Shares. The Company shall provide, free from preemptive rights, out of its authorized but unissued shares or shares held in treasury, sufficient Common Shares to provide for the conversion of the Notes from time to time as such Notes are presented for conversion.

         Before taking any action which would cause an adjustment increasing the Conversion Rate to an amount that would cause the Conversion Price to be reduced below the then par value, if any, of the Common Shares issuable upon conversion of the Notes, the Company will take all corporate action which may, in the opinion of its counsel, be necessary in order that the Company may validly and legally issue such Common Shares at such adjusted Conversion Rate.

         The Company covenants that all Common Shares which may be issued upon conversion of Notes will upon issue be fully paid and nonassessable by the Company and free from all taxes, liens and charges with respect to the issue thereof.

         The Company covenants that, if any Common Shares to be provided for the purpose of conversion of Notes hereunder require registration with or approval of any governmental authority under any federal or state law before such shares may be validly issued upon conversion, the Company will in good faith and as expeditiously as possible, to the extent then permitted by the rules and interpretations of the Commission (or any successor thereto), endeavor to secure such registration or approval, as the case may be.

         The Company further covenants that, if at any time the Common Shares shall be listed on The New York Stock Exchange or any other national securities exchange or automated quotation system, the Company will, if permitted by the rules of such exchange or automated quotation system, list and keep listed, so long as the Common Shares shall be so listed on such exchange or automated quotation system, all Common Shares issuable upon conversion of the Notes; provided that if the rules of such exchange or automated quotation system permit the Company to defer the listing of such Common Shares until the first conversion of the Notes into Common Shares in accordance with the provisions of this Indenture, the Company covenants to list such Common Shares issuable upon conversion of the Notes in accordance with the requirements of such exchange or automated quotation system at such time.

         Section 14.09. Responsibility of Trustee. The Trustee and any other Conversion Agent shall not at any time be under any duty or responsibility to any holder of Notes to determine the Conversion Rate or whether any facts exist which may require any adjustment of the Conversion Rate, or with respect to the nature or extent or calculation of any such adjustment when made, or with respect to the method employed, or herein or in any supplemental indenture provided to be employed, in making the same. The Trustee and any other Conversion Agent shall not be accountable with respect to the validity or value (or the kind or amount) of any Common Shares, or of any securities or property, which may at any time be issued or delivered upon the conversion of any Note; and the Trustee and any other Conversion Agent make no representations with respect thereto. Neither the Trustee nor any Conversion Agent shall be responsible for any failure of the Company to issue, transfer or deliver any Common Shares or share certificates or other securities or property or cash upon the surrender of any Note for the purpose of conversion or to comply with any of the duties, responsibilities or covenants of the Company contained in this
Article 14. Without limiting the generality of the foregoing, neither the Trustee nor any Conversion Agent shall be under any responsibility to determine the correctness of any provisions contained in any supplemental indenture entered into pursuant to Section 14.06 relating either to the kind or amount of shares of stock or securities or property (including cash) receivable by Noteholders upon the conversion of their Notes after any event referred to in such Section 14.06 or to any adjustment to be made with respect thereto, but, subject to the provisions of Section 7.01, may accept as conclusive evidence of the correctness of any such provisions, and shall be protected in relying upon, the Officers' Certificate (which the Company shall be obligated to file with the Trustee prior to the execution of any such supplemental indenture) with respect thereto.

         Section 14.10. Notice to Holders Prior to Certain Actions. In case:

         (a) the Company shall declare a dividend (or any other distribution) on its Common Shares that would require an adjustment in the Conversion Rate pursuant to Section 14.05; or

         (b) the Company shall authorize the granting to the holders of all or substantially all of its Common Shares of rights or warrants to subscribe for or purchase any share of any class or any other rights or warrants; or

         (c) of any reclassification or reorganization of the Common Shares of the Company (other than a subdivision or combination of its outstanding Common Shares, or a change in par value, or from par value to no par value, or from no par value to par value), or of any consolidation or merger to which the Company is a party and for which approval of any shareholders of the Company is required, or of the sale or transfer of all or substantially all of the assets of the Company; or

         (d) of the voluntary or involuntary dissolution, liquidation or winding up of the Company;

the Company shall cause to be filed with the Trustee and to be mailed to each holder of Notes at his address appearing on the Note Register provided for in
Section 2.05 of this Indenture, as promptly as possible but in any event at least ten (10) days prior to the applicable date hereinafter specified, a notice stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution or rights or warrants, or, if a record is not to be taken, the date as of which the holders of Common Shares of record to be entitled to such dividend, distribution or rights are to be determined, or (y) the date on which such reclassification, consolidation, merger, sale, transfer, dissolution, liquidation or winding up is expected to become effective or occur, and the date as of which it is expected that holders of Common Shares of record shall be entitled to exchange their Common Shares for securities or other property deliverable upon such reclassification, consolidation, merger, sale, transfer, dissolution, liquidation or winding up. Failure to give such notice, or any defect therein, shall not affect the legality or validity of such dividend, distribution, reclassification, consolidation, merger, sale, transfer, dissolution, liquidation or winding up.

                                   ARTICLE 15
                            MISCELLANEOUS PROVISIONS

         Section 15.01. Provisions Binding On Company's Successors. All the covenants, stipulations, promises and agreements by the Company contained in this Indenture shall bind its successors and assigns whether so expressed or not.

         Section 15.02. Official Acts By Successor. Any act or proceeding by any provision of this Indenture authorized or required to be done or performed by any board, committee or officer of the Company shall and may be done and performed with like force and effect by the like board, committee or officer of any Person that shall at the time be the lawful sole successor of the Company.

         Section 15.03. Addresses For Notices, Etc. Any notice or demand which by any provision of this Indenture is required or permitted to be given or served by the Trustee or by the holders of Notes on the Company shall be deemed to have been sufficiently given or made, for all purposes, if given or served by being deposited postage prepaid by registered or certified mail in a post office letter box or sent by telecopier transmission addressed as follows: to The Town and Country Trust, 100 South Charles Street, Baltimore, Maryland 21201, Telecopier No.: 212-407-2151, Attention: Chief Financial Officer. Any notice, direction, request or demand hereunder to or upon the Trustee shall be deemed to have been sufficiently given or made, for all purposes, if given or served by being deposited, postage prepaid, by registered or certified mail in a post office letter box or sent by telecopier transmission addressed as follows: The Bank of New York, Corporate Trust Administration, Telecopier No.: 212-815-5704,
Attention: Corporate Finance Group.

         Either the Trustee, by notice to the Company, or the Company, by notice to the Trustee, may designate additional or different addresses for subsequent notices or communications.

         Any notice or communication mailed to a Noteholder shall be mailed to it by first class mail, postage prepaid, at his address as it appears on the Note Register and shall be sufficiently given to it if so mailed within the time prescribed.

         Failure to mail a notice or communication to a Noteholder or any defect in it shall not affect its sufficiency with respect to other Noteholders. If a notice or communication is mailed in the manner provided above, it is duly given, whether or not the addressee receives it.

         Section 15.04. Governing Law. This Indenture and each Note shall be deemed to be a contract made under the laws of the State of New York, and for all purposes shall be construed in accordance with the laws of the State of New York (including Section 5-1401 of the New York General Obligations Law or any successor to such statute).

         Section 15.05. Evidence of Compliance with Conditions Precedent, Certificates to Trustee. Upon any application or demand by the Company to the Trustee to take any action under any of the provisions of this Indenture, the Company shall furnish to the Trustee an Officers' Certificate stating that all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with, and an Opinion of Counsel stating that, in the opinion of such counsel, all such conditions precedent have been complied with.

         Each certificate or opinion provided for in this Indenture and delivered to the Trustee with respect to compliance with a condition or covenant provided for in this Indenture shall include: (1) a statement that the person making such certificate or opinion has read such covenant or condition; (2) a brief statement as to the nature and scope of the examination or investigation upon which the statement or opinion contained in such certificate or opinion is based; (3) a statement that, in the opinion of such person, he has made such examination or investigation as is necessary to enable it to express an informed opinion as to whether or not such covenant or condition has been complied with; and (4) a statement as to whether or not, in the opinion of such person, such condition or covenant has been complied with.

         Section 15.06. Legal Holidays. In any case in which the Stated Maturity, an Interest Payment Date, or the Redemption Date of any Note or any Purchase Date with respect to any Note will not be a Business Day, then payment of such Interest on or principal of the Notes need not be made on such date, but may be made on the next succeeding Business Day with the same force and effect as if made on the Stated Maturity, the Interest Payment Date, the Redemption

Date or the Purchase Date, as the case may be, and no interest shall accrue for the period from and after such date.

         Section 15.07. Company Responsible for Making Calculations. The Company will be responsible for making all calculations called for under the Notes. These calculations include, but are not limited to, determination of the Last Reported Sale Price, Market Price and Spin-off Market Price, the amount of accrued Interest payable on the Notes and the Conversion Rate of the Notes. The Company will make these calculations in good faith and, absent manifest error, these calculations will be final and binding on the Noteholders. Promptly after the calculation thereof, the Company will provide to each of the Trustee and the Conversion Agent an Officers' Certificate setting forth a schedule of its calculations, and each of the Trustee and the Conversion Agent is entitled to conclusively rely upon the accuracy of such calculations without independent verification. The Trustee will forward the Company's calculations to any Holder upon the request of such Holder.

         Section 15.08. Trust Indenture Act. This Indenture is hereby made subject to, and shall be governed by, the provisions of the Trust Indenture Act required to be part of and to govern indentures qualified under the Trust Indenture Act; provided that unless otherwise required by law, notwithstanding the foregoing, this Indenture and the Notes issued hereunder shall not be subject to the provisions of subsections (a)(1), (a)(2), and (a)(3) of Section 314 of the Trust Indenture Act as now in effect or as hereafter amended or modified; provided further that this Section 15.08 shall not require this Indenture or the Trustee to be qualified under the Trust Indenture Act prior to the time such qualification is in fact required under the terms of the Trust Indenture Act, nor shall it constitute any admission or acknowledgment by any party to the Indenture that any such qualification is required prior to such time. If any provision hereof limits, qualifies or conflicts with another provision hereof which is required to be included in an indenture qualified under the Trust Indenture Act, such required provision shall control.

         Section 15.09. No Security Interest Created. Except as provided in
Section 7.06, nothing in this Indenture or in the Notes, expressed or implied, shall be construed to constitute a security interest under the Uniform Commercial Code or similar legislation, as now or hereafter enacted and in effect, in any jurisdiction in which property of the Company or its subsidiaries is located.

         Section 15.10. Benefits of Indenture. Nothing in this Indenture or in the Notes, express or implied, shall give to any Person, other than the parties hereto, any Paying Agent, any authenticating agent, any Note Registrar and their successors hereunder and the holders of Notes any benefit or any legal or equitable right, remedy or claim under this Indenture.

         Section 15.11. Table of Contents, Headings, Etc. The table of contents and the titles and headings of the Articles and Sections of this Indenture have been inserted for convenience of reference only, are not to be considered a part hereof, and shall in no way modify or restrict any of the terms or provisions hereof.

         Section 15.12. Authenticating Agent. The Trustee may appoint an authenticating agent that shall be authorized to act on its behalf, and subject to its direction, in the authentication and delivery of Notes in connection with the original issuance thereof and transfers and exchanges of Notes hereunder, including under Sections 2.04, 2.05, 2.06, 2.07, 3.02 and 3.08, as fully to all intents and purposes as though the authenticating agent had been expressly authorized by this Indenture and those Sections to authenticate and deliver Notes. For all purposes of this Indenture, the authentication and delivery of Notes by the authenticating agent shall be deemed to be authentication and delivery of such Notes "by the Trustee" and a certificate of authentication executed on behalf of the Trustee by an authenticating agent shall be deemed to satisfy any requirement hereunder or in the Notes for the Trustee's certificate of authentication. Such authenticating agent shall at all times be a Person eligible to serve as trustee hereunder pursuant to Section 7.09.

         Any corporation into which any authenticating agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, consolidation or conversion to which any authenticating agent shall be a party, or any corporation succeeding to the corporate trust business of any authenticating agent, shall be the successor of the authenticating agent hereunder, if such successor corporation is otherwise eligible under this
Section 15.12, without the execution or filing of any paper or any further act on the part of the parties hereto or the authenticating agent or such successor corporation.

         Any authenticating agent may at any time resign by giving written notice of resignation to the Trustee and to the Company. The Trustee may at any time terminate the agency of any authenticating agent by giving written notice of termination to such authenticating agent and to the Company. Upon receiving such a notice of resignation or upon such a termination, or in case at any time any authenticating agent shall cease to be eligible under this Section 15.12, the Trustee shall either promptly appoint a successor authenticating agent or itself assume the duties and obligations of the former authenticating agent under this Indenture and, upon such appointment of a successor authenticating agent, if made, shall give written notice of such appointment of a successor authenticating agent to the Company and shall mail notice of such appointment of a successor authenticating agent to all holders of Notes as the names and addresses of such holders appear on the Note Register.

         The Company agrees to pay to the authenticating agent from time to time such reasonable compensation for its services as shall be agreed upon in writing between the Company and the authenticating agent.

         The provisions of Sections 7.02, 7.03, 7.04 and 8.03 and this Section
15.12 shall be applicable to any authenticating agent.

         Section 15.13. Execution in Counterparts. This Indenture may be executed in any number of counterparts, each of which shall be an original, but such counterparts shall together constitute but one and the same instrument.

         Section 15.14. Severability. In case any provision in this Indenture or in the Notes shall be invalid, illegal or unenforceable, then (to the extent permitted by law) the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

         Section 15.15. Waiver of Jury Trial. EACH OF THE COMPANY AND THE TRUSTEE HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED

BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS INDENTURE, THE NOTES OR THE TRANSACTION CONTEMPLATED HEREBY.

         Section 15.16. Force Majeure. In no event shall the Trustee be responsible or liable for any failure or delay in the performance of its obligations hereunder arising out of or caused by, directly or indirectly, forces beyond its control, including, without limitation strikes, work stoppages, accidents, acts of war or terrorism, civil or military disturbances, nuclear or natural catastrophes or acts of God, and interruptions, loss or malfunctions of utilities, communications or computer (software and hardware) services; it being understood that the Trustee shall use reasonable efforts which are consistent with accepted practices in the banking industry to resume performance as soon as practicable under the circumstances.

         The Bank of New York hereby accepts the trusts in this Indenture declared and provided, upon the terms and conditions herein above set forth.

         [THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed.

                                             THE TOWN AND COUNTRY TRUST

                                             By: /s/ Alan W. Lasker
                                                --------------------------------
                                                 Name: Alan W. Lasker
                                                 Title: Senior Vice President,
                                                        Chief Financial Officer

                                             THE BANK OF NEW YORK, as Trustee


                                             By: /s/ Geovanni Barris
                                                --------------------------------
                                                 Name: Geovanni Barris
                                                 Title: Vice President

                                                                       EXHIBIT A

[Include only for Global Notes:]

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (55 WATER STREET, NEW YORK, NEW YORK) (THE "DEPOSITARY", WHICH TERM INCLUDES ANY SUCCESSOR DEPOSITORY FOR THE CERTIFICATES) TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY (AND ANY PAYMENT HEREIN IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

[Include only for Notes that are Restricted Securities]

[THIS NOTE AND THE COMMON SHARES ISSUABLE UPON CONVERSION HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND THIS NOTE AND THE COMMON SHARES ISSUABLE UPON CONVERSION HEREOF MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT OR IN ACCORDANCE WITH AN APPLICABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT (SUBJECT TO THE DELIVERY OF SUCH EVIDENCE, IF ANY, REQUIRED UNDER THE INDENTURE PURSUANT TO WHICH THIS NOTE IS ISSUED) AND IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY OTHER JURISDICTION. EACH PURCHASER OF THE SECURITY EVIDENCED HEREBY IS HEREBY NOTIFIED THAT THE SELLER MAY BE RELYING ON THE EXEMPTION FROM THE PROVISIONS OF SECTION 5 OF THE SECURITIES ACT PROVIDED BY RULE 144A THEREUNDER OR ANOTHER EXEMPTION UNDER THE SECURITIES ACT. THE HOLDER OF THE SECURITY EVIDENCED HEREBY AGREES FOR THE BENEFIT OF THE COMPANY THAT (A) SUCH SECURITY MAY BE RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (1)(A) TO A PERSON WHO THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (B) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144 UNDER THE SECURITIES ACT, OR (C) IN ACCORDANCE WITH ANOTHER EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT (AND BASED UPON AN OPINION OF COUNSEL IF THE COMPANY SO REQUESTS), AS LONG AS THE REGISTRAR RECEIVES A CERTIFICATION OF THE TRANSFEROR THAT SUCH TRANSFER IS IN COMPLIANCE WITH THE SECURITIES ACT, (2) TO THE COMPANY OR (3) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT AND, IN EACH CASE, IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY

STATE OF THE UNITED STATES OR ANY OTHER APPLICABLE JURISDICTION AND (B) THE HOLDER WILL AND EACH SUBSEQUENT HOLDER IS REQUIRED TO NOTIFY ANY PURCHASER FROM IT OF THE SECURITY EVIDENCED HEREBY OF THE RESALE RESTRICTION SET FORTH IN (A) ABOVE.]

THE HOLDER OF THIS SECURITY IS ENTITLED TO THE BENEFITS OF A REGISTRATION RIGHTS AGREEMENT DATED AUGUST 4, 2003 AND, BY ITS ACCEPTANCE HEREOF, AGREES TO BE BOUND BY AND TO COMPLY WITH THE PROVISIONS OF SUCH REGISTRATION RIGHTS AGREEMENT.

                           THE TOWN AND COUNTRY TRUST

                     5.375% CONVERTIBLE SENIOR NOTE DUE 2023

                                                                CUSIP: 892081AA8

No. [___]                                                           $[_________]

         The Town and Country Trust, a real estate investment trust duly organized and validly existing under the laws of the State of Maryland (herein called the "COMPANY", which term includes any successor corporation under the Indenture referred to on the reverse hereof), for value received hereby promises to pay to [_______]. or its registered assigns, the principal sum of [_______________________] on August 15, 2023 at the office or agency of the Company maintained for that purpose in accordance with the terms of the Indenture, in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts, and to pay interest, semiannually on February 15 and August 15 of each year, commencing February 15, 2004, on said principal sum at said office or agency, in like coin or currency, at the rate per annum of 5.375%, from the February 15 or August 15, as the case may be, immediately preceding the date to which interest has been paid or duly provided for, unless the date hereof is a date to which interest has been paid or duly provided for, in which case from the date of this Note, or unless no interest has been paid or duly provided for on the Notes, in which case from August 4, 2003 until payment of said principal sum has been made or duly provided for. Notwithstanding the foregoing, if the date hereof is after any February 1 or August 1, as the case may be, and before the following February 15 or August 15, this Note shall bear interest from such February 15 or August 15; provided that if the Company shall default in the payment of interest due on such February 15 or August 15, then this Note shall bear interest from the next preceding February 15 or August 15 to which interest has been paid or duly provided for; and provided further that if no interest has been paid or duly provided for on this Note, then this Note shall bear interest from August 4, 2003. Except as otherwise provided in the Indenture, the interest payable on this Note pursuant to the Indenture on any February 15 or August 15 will be paid to the Person entitled thereto as it appears in the Note Register at the close of business on the Regular Record Date, which shall be the February 1 or August 1 (whether or not a Business Day) immediately preceding such February 15 or August 15, as provided in the Indenture; provided that any such interest not punctually paid or duly provided for shall be payable as provided in the Indenture. The Company shall pay interest (i) on any Notes in certificated form by check mailed to the address of the Person entitled thereto as it appears in the Note Register (or, upon written notice, by wire transfer in immediately available funds, if such Person is entitled to interest on Notes with an aggregate principal amount in excess of $2,000,000) or (ii) on any Global Note by wire transfer of immediately available funds to the account of the Depositary or its nominee.

         The Company promises to pay interest on overdue principal and (to the extent that payment of such interest is enforceable under applicable law) Interest at the rate of 5.375%, per annum, compounded semi-annually.

         Reference is made to the further provisions of this Note set forth on the reverse hereof, including, without limitation, provisions giving the holder of this Note the right to convert this

Note into Common Shares of the Company on the terms and subject to the limitations referred to on the reverse hereof and as more fully specified in the Indenture. Such further provisions shall for all purposes have the same effect as though fully set forth herein.

         This Note shall be deemed to be a contract made under the laws of the State of New York, and for all purposes shall be construed in accordance with and governed by the laws of the State of New York (including Section 5-1401 of the New York General Obligations Law or any successor to such statute).

         This Note shall not be valid or become obligatory for any purpose until the certificate of authentication hereon shall have been manually signed by the Trustee or a duly authorized authenticating agent under the Indenture.

         IN WITNESS WHEREOF, the Company has caused this Note to be duly executed.

                                             THE TOWN AND COUNTRY TRUST

                                             By: _______________________________

TRUSTEE'S CERTIFICATE OF AUTHENTICATION

This is one of the Notes described in the within-named Indenture.

THE BANK OF NEW YORK,
    as Trustee

By: ________________________________
      Authorized Signatory

Dated: [__________]

                             FORM OF REVERSE OF NOTE

                           THE TOWN AND COUNTRY TRUST

                     5.375% CONVERTIBLE SENIOR NOTE DUE 2023

         This Note is one of a duly authorized issue of Notes of the Company, designated as its 5.375% Convertible Senior Notes due 2023 (herein called the "NOTES"), limited in aggregate principal amount to $74,750,000, issued and to be issued under and pursuant to an Indenture dated as of August 4, 2003 (herein called the "INDENTURE"), between the Company and The Bank of New York, as trustee (herein called the "TRUSTEE"), to which Indenture and all indentures supplemental thereto reference is hereby made for a description of the rights, limitations of rights, obligations, duties and immunities thereunder of the Trustee, the Company and the holders of the Notes.

         In case an Event of Default shall have occurred and be continuing, the principal of and accrued Interest on all Notes may be declared by either the Trustee or the holders of not less than 25% in aggregate principal amount of the Notes then outstanding, and upon said declaration shall become, due and payable, in the manner, with the effect and subject to the conditions provided in the Indenture.

         The Indenture contains provisions permitting the Company and the Trustee, with the consent of the holders of at least a majority in aggregate principal amount of the Notes at the time outstanding, to execute supplemental indentures adding any provisions to or changing in any manner or eliminating any of the provisions of the Indenture or of any supplemental indenture or modifying in any manner the rights of the holders of the Notes; provided that no such supplemental indenture shall (i) reduce the percentage in principal amount of the Notes whose holders must consent to an amendment, (ii) reduce the rate of or extend the time for payment of Interest on the Notes or reduce the amount of any Interest payment to be made with respect to the Notes and to alter the manner of calculation or rate of Additional Amounts payable on any Note or extend the time for payment of any such amount, (iii) reduce the principal of or change the Stated Maturity of principal of the Notes, (iv) reduce the Redemption Price, Purchase Price (including upon the occurrence of a Fundamental Change) or change the time at which or circumstances under which the Notes may or shall be redeemed or purchased, (v) change the currency in which any Note is payable,
(vi) make any change in the provisions of the Indenture relating to waivers of defaults or amendments that require unanimous consent, (vii) change any obligation of the Company to maintain an office or agency in the places and for the purposes specified in the Indenture, (viii) change any place of payment where any Note or interest thereon is payable, (ix) make any change that adversely affects the conversion rights of the holders of the Notes, (x) impair the right to institute suit for the enforcement of any payment with respect to the Notes, or with respect to conversion of the Notes, or (xi) modify any of the foregoing provisions of the Indenture, except to increase the percentage in principal amount of Notes whose holders must consent to an amendment or to provide that certain other provisions of the Indenture cannot be modified or waived without the consent of the holder of each outstanding Note affected by the modification or waiver. Subject to the provisions of the Indenture, the holders of a majority in aggregate principal amount of the Notes at the time outstanding may on behalf of the holders of all of the Notes waive any past default or Event of Default under the Indenture and its consequences except (A) a default in the payment of Interest on or the principal of any of the Notes, (B) a failure by the Company to convert any Notes into Common Shares in accordance with the terms of the Indenture, (C) a default in the payment of the Redemption Price pursuant to Article 3 of the Indenture, (D) a default in the payment of the Company Purchase Price or Fundamental Change Purchase Price pursuant to Article 3 of the Indenture, or (E) a default in respect of a covenant or provisions of the Indenture which under Article 10 of the Indenture cannot be modified or amended without the consent of the holders of each or all Notes then outstanding or affected thereby. Any such consent or waiver by the holder of this Note (unless revoked as provided in the Indenture) shall be conclusive and binding upon such holder and upon all future holders and owners of this Note and any Notes which may be issued in exchange or substitution hereof, irrespective of whether or not any notation thereof is made upon this Note or such other Notes.

         No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and Interest on this Note at the place, at the respective times, at the rate and in the coin or currency herein prescribed.

         Interest on the Notes shall be computed on the basis of a 360-day year comprised of twelve 30-day months.

         The Notes are issuable in fully registered form, without coupons, in denominations of $1,000 principal amount and any multiple of $1,000. At the office or agency of the Company referred to on the face hereof, and in the manner and subject to the limitations provided in the Indenture, without payment of any service charge but with payment of a sum sufficient to cover any tax, assessment or other governmental charge that may be imposed in connection with any registration or exchange of Notes, Notes may be exchanged for a like aggregate principal amount of Notes of any other authorized denominations.

         At any time on or after August 21, 2010 and prior to maturity, the Notes may be redeemed at the option of the Company, in whole or in part, in cash upon mailing a notice of such redemption not less than 30 days but not more than 60 days before the Redemption Date to the holders of Notes at their last registered addresses, all as provided in the Indenture, at a Redemption Price equal to 100% of the principal amount of Notes being redeemed plus accrued and unpaid Interest to, but excluding, the Redemption Date; provided that if the Redemption Date is a February 15 or August 15, then the Interest payable on such date shall be paid to the holder of record on the preceding February 1 or August 1, respectively.

         In no event will any Security be redeemable at the option of the Company before August 21, 2010.

         The Company may not give notice of any redemption of the Notes if a default in the payment of Interest on the Notes has occurred and is continuing.

         The Notes are not subject to redemption through the operation of any sinking fund.

         If a Fundamental Change occurs at any time prior to August 15, 2008, this Note will be redeemable on a Fundamental Change Purchase Date, specified by the Company, which shall be no later than 20 Business Days after notice thereof, at the option of the holder of this Note at a Fundamental Change Purchase Price equal to 100% of the principal amount thereof, together with accrued Interest to (but excluding) the Fundamental Change Purchase Date; provided that if such Fundamental Change Purchase Date falls after a record date and on or prior to the corresponding Interest Payment Date, the Interest payable on such Interest Payment Date shall be paid to the holder of record of this Note on the preceding February 1 or August 1, respectively. The Notes will be redeemable in multiples of $1,000 principal amount. The Company shall mail to all holders of record of the Notes a notice of the occurrence of a Fundamental Change and of the purchase right arising as a result thereof on or before the 20th Business Day after the occurrence of such Fundamental Change. For a Note to be so purchased at the option of the holder, the Company must receive at the office or agency of the Company maintained for that purpose in accordance with the terms of the Indenture, such Note with the form entitled "FORM OF FUNDAMENTAL CHANGE PURCHASE ELECTION" on the reverse thereof duly completed, together with such Note, duly endorsed for transfer, at any time from the time of receipt of a Fundamental Change Purchase Notice until the close of business on or before the Fundamental Change Purchase Date.

         Subject to the terms and conditions of the Indenture, the Company shall become obligated to purchase, at the option of the holder, all or any portion of the Notes held by such holder on August 15, 2008, August 15, 2010, August 15, 2013 and August 15, 2018 in integral multiples of $1,000 at a Company Purchase Price equal to 100% of the principal amount thereof, together with accrued Interest to (but excluding) the Company Purchase Date. To exercise such right, a holder shall deliver to the Company such Note with the form entitled "FORM OF COMPANY PURCHASE ELECTION" on the reverse thereof duly completed, together with the Note, duly endorsed for transfer, at any time from the opening of business on the 20th Business Day preceding the Company Purchase Date until the close of business on the Business Day immediately preceding the Company Purchase Date, and shall deliver the Notes to the Trustee (or other Paying Agent appointed by the Company) as set forth in the Indenture.

         The Company Purchase Price to be paid on any of August 15, 2008, August 15, 2010, August 15, 2013 or August 15, 2018 and the Fundamental Change Purchase Price to be paid on any Fundamental Change Purchase Date may be paid, at the option of the Company, in cash or by the issuance and delivery of Common Shares (valued at 98.5% of the Market Price), or in any combination thereof, subject to the terms and conditions of the Indenture.

         Holders have the right to withdraw any Purchase Election by delivering to the Trustee (or other Paying Agent appointed by the Company) a written notice of withdrawal up to the close of business on the Business Day immediately preceding the Purchase Date, all as provided in the Indenture.

         If cash or securities sufficient to pay the Purchase Price with respect to all Notes or portions thereof to be purchased as of any Purchase Date are deposited with the Trustee (or other Paying Agent appointed by the Company), then on and after such Purchase Date, Interest will cease to accrue on such Notes (or portions thereof), and the holder thereof shall have no other rights as such, other than the right to receive the Purchase Price upon surrender of such Note.

         Subject to the occurrence of certain events and in compliance with the provisions of the Indenture, prior to the Stated Maturity of the Notes, the holder hereof has the right, at its option, to convert each $1,000 principal amount of the Notes into 39.20185 of the Company's Common Shares (an initial Conversion Price of $25.509 per share), as such shares shall be constituted at the date of conversion and subject to adjustment from time to time as provided in the Indenture, upon surrender of this Note with the form entitled "FORM OF CONVERSION NOTICE" on the reverse hereof duly completed, to the Company at the office or agency of the Company maintained for that purpose in accordance with the terms of the Indenture, or at the option of such holder, the Corporate Trust Office, and, unless the Common Shares issuable on conversion are to be issued in the same name as this Note, duly endorsed by, or accompanied by instruments of transfer in form satisfactory to the Company duly executed by, the holder or by his duly authorized attorney. The Company will notify the holder thereof of any event triggering the right to convert the Notes as specified above in accordance with the Indenture.

         If the Company (i) is a party to a consolidation, merger, statutory share exchange or combination, (ii) reclassifies the Common Shares, or (iii) sells or conveys its properties and assets substantially as an entirety to any Person, the right to convert a Security into Common Shares may be changed into a right to convert it into securities, cash or other assets of the Company or such other Person, in each case in accordance with the Indenture.

         No adjustment in respect of Interest on any Note converted or dividends on any shares issued upon conversion of such Note will be made upon any conversion except as set forth in the next sentence. If this Note (or portion hereof) is surrendered for conversion during the period from the close of business on any record date for the payment of Interest to the close of business on the Business Day preceding the following Interest Payment Date and has not been called for redemption by the Company on a Redemption Date that occurs during such period, this Note (or portion hereof being converted) must be accompanied by payment, in immediately available funds or other funds acceptable to the Company, of an amount equal to the Interest otherwise payable on such Interest Payment Date on the principal amount being converted; provided that no such payment shall be required (1) if the Company has specified a Redemption Date that is after a record date and prior to the next Interest Payment Date,
(2) if the Company has specified a Fundamental Change Purchase Date that is during such period or (3) to the extent of any overdue Interest, if any overdue Interest exists at the time of conversion with respect to such Note.

         No fractional Common Shares will be issued upon any conversion, but an adjustment and payment in cash will be made, as provided in the Indenture, in respect of any fraction of a share which would otherwise be issuable upon the surrender of any Note or Notes for conversion.

         A Note in respect of which a holder is exercising its right to require the purchase by the Company upon a Fundamental Change or the purchase by the Company on a Purchase Date may be converted only if such holder withdraws its election to exercise such right in accordance with the terms of the Indenture.

         Upon due presentment for registration of transfer of this Note at the office or agency of the Company maintained for that purpose in accordance with the terms of the Indenture, a new Note or Notes of authorized denominations for an equal aggregate principal amount will be issued to the transferee in exchange thereof, subject to the limitations provided in the Indenture, without charge except for any tax, assessment or other governmental charge imposed in connection therewith.

         The Company, the Trustee, any authenticating agent, any Paying Agent, any Conversion Agent and any Note Registrar may deem and treat the registered holder hereof as the absolute owner of this Note (whether or not this Note shall be overdue and notwithstanding any notation of ownership or other writing hereon made by anyone other than the Company or any Note Registrar) for the purpose of receiving payment hereof, or on account hereof, for the conversion hereof and for all other purposes, and none of the Company, the Trustee, any other authenticating agent, any Paying Agent, other Conversion Agent, or any Note Registrar shall be affected by any notice to the contrary. All payments made to or upon the order of such registered holder shall, to the extent of the sum or sums paid, satisfy and discharge liability for monies payable on this Note.

         No recourse for the payment of the principal of or Interest on this Note, or for any claim based hereon or otherwise in respect hereof, and no recourse under or upon any obligation, covenant or agreement of the Company in the Indenture or in any supplemental indenture or in this Note, or because of the creation of any indebtedness represented thereby, shall be had against any organizer, shareholder, employee, agent, officer, trustee, director or subsidiary, as such, past, present or future, of the Company or of any successor entity, either directly or through the Company or any successor entity, whether by virtue of any constitution, statute or rule of law or by the enforcement of any assessment or penalty or otherwise, all such liability being, by acceptance hereof and as part of the consideration for the issue hereof, expressly waived and released, and any Persons dealing with the Company in any way shall look only to the assets of the Company for the payment of any sum by the Company or the performance of any obligation of the Company.

         Terms used in this Note and defined in the Indenture are used herein as therein defined.

                                  ABBREVIATIONS

         The following abbreviations, when used in the inscription of the face of this Note, shall be construed as though they were written out in full according to applicable laws or regulations.

TEN COM -    as tenants in common                               UNIF GIFT MIN ACT -___ Custodian ___
TEN ENT -    as tenant by the entireties                        (Cust)       (Minor)
JT TEN -     as joint tenants with right of survivorship        under Uniform Gifts to Minors Act
             and not as tenants in common                       ___________________________
                                                                          (State)

         Additional abbreviations may also be used though not in the above list.

                                     FORM OF
                                CONVERSION NOTICE

TO:      THE TOWN AND COUNTRY TRUST
         THE BANK OF NEW YORK

         Re: 5.375% Convertible Senior Notes due 2023

         The undersigned registered owner of this Note hereby irrevocably exercises the option to convert this Note, or the portion thereof (which is $1,000 or a multiple thereof) below designated, into Common Shares of The Town and Country Trust in accordance with the terms of the Indenture referred to in this Note, and directs that the shares issuable and deliverable upon such conversion, together with any check in payment for fractional shares and any Notes representing any unconverted principal amount hereof, be issued and delivered to the registered holder hereof unless a different name has been indicated below. Capitalized terms used herein but not defined shall have the meanings ascribed to such terms in the Indenture. If shares or any portion of this Note not converted are to be issued in the name of a person other than the undersigned, the undersigned will provide the appropriate information below and pay all transfer taxes payable with respect thereto. Any amount required to be paid by the undersigned on account of Interest, including Additional Amounts, if any, accompanies this Note.

Dated: _______________________

                                             ____________________________

                                             ____________________________
                                             Signature(s)

                                             Signature(s) must be guaranteed by
                                             an "ELIGIBLE GUARANTOR INSTITUTION"
                                             meeting the requirements of the
                                             Note Registrar, which requirements
                                             include membership or participation
                                             in the Security Transfer Agent
                                             Medallion Program ("STAMP") or such
                                             other "SIGNATURE GUARANTEE PROGRAM"
                                             as may be determined by the Note
                                             Registrar in addition to, or in
                                             substitution for, STAMP, all in
                                             accordance with the Securities
                                             Exchange Act of 1934, as amended.

                                             ___________________________________
                                             Signature Guarantee

         Fill in the registration of Common Shares if to be issued, and Notes if to be delivered, other than to and in the name of the registered holder:

___________________________________
(Name)

___________________________________
(Street Address)

___________________________________
(City, State and Zip Code)

___________________________________
Please print name and address

Principal amount to be converted
(if less than all):

$__________________________________

Social Security or Other Taxpayer
Identification Number:

___________________________________

                                     FORM OF
                      FUNDAMENTAL CHANGE PURCHASE ELECTION

TO:      THE TOWN AND COUNTRY TRUST
         THE BANK OF NEW YORK

         Re: 5.375% Convertible Senior Notes due 2023

         The undersigned registered owner of this Note hereby irrevocably acknowledges receipt of a notice from The Town and Country Trust (the "COMPANY") as to the occurrence of a Fundamental Change with respect to the Company and requests and instructs the Company to purchase the entire principal amount of this Note, or the portion thereof (which is $1,000 or a multiple thereof) below designated, in accordance with the terms of the Indenture referred to in this Note at the price of 100% of such entire principal amount or portion thereof, together with accrued Interest to, but excluding, the Fundamental Change Purchase Date, to the registered holder hereof. Capitalized terms used herein but not defined shall have the meanings ascribed to such terms in the Indenture.

         If the Company elects to pay the Fundamental Change Purchase Price, in whole or in part, in Common Shares but such portion of the Fundamental Change Purchase Price shall ultimately be paid to such holder entirely in cash because any of the conditions to payment of the Fundamental Change Purchase Price in Common Shares is not satisfied prior to the close of business on the Business Day immediately preceding the Fundamental Change Purchase Date, the undersigned registered owner elects:

[ ] to withdraw this Fundamental Change Purchase Election as to $__________ principal amount of the Notes to which this Fundamental Change Purchase Notice relates (Certificate Numbers: _____________________________), or

[ ] to receive cash in respect of $_______________ principal amount of the Notes to which this Fundamental Change Purchase Election relates.

Dated: ____________________

                                             _______________________

                                             _______________________
                                             Signature(s)

NOTICE: The above signatures of the holder(s) hereof must correspond with the name as written upon the face of the Note in every particular without alteration or enlargement or any change whatever.

Note Certificate Number (if applicable):

Principal amount to be purchased (if less than all):

Social Security or Other Taxpayer Identification Number:

                                     FORM OF
                            COMPANY PURCHASE ELECTION

TO:      THE TOWN AND COUNTRY TRUST
         THE BANK OF NEW YORK

         Re: 5.375% Convertible Senior Notes due 2023

         The undersigned registered owner of this Note hereby irrevocably acknowledges receipt of a notice from The Town and Country Trust (the "COMPANY") regarding the right of holders to elect to require the Company to purchase the Notes and requests and instructs the Company to purchase the entire principal amount of this Note, or the portion thereof (which is $1,000 or an integral multiple thereof) below designated, in accordance with the terms of the Indenture at the price of 100% of such entire principal amount or portion thereof, together with accrued Interest to, but excluding, the Company Purchase Date, to the registered holder hereof. Capitalized terms used herein but not defined shall have the meanings ascribed to such terms in the Indenture.

         If the Company elects to pay the Company Purchase Price, in whole or in part, in Common Shares but such portion of the Company Purchase Price shall ultimately be paid to such holder entirely in cash because any of the conditions to payment of the Company Purchase Price in Common Shares is not satisfied prior to the close of business on the Business Day immediately preceding the Company Purchase Date, the undersigned registered owner elects:

[ ] to withdraw this Company Purchase Election as to $__________ principal amount of the Notes to which this Company Purchase Notice relates (Certificate Numbers: ______________________________________________),
         or

[ ] to receive cash in respect of $_______________ principal amount of the Notes to which this Company Purchase Election relates.

Dated: ____________________

                                             _______________________

                                             _______________________
                                             Signature(s)

NOTICE: The above signatures of the holder(s) hereof must correspond with the name as written upon the face of the Note in every particular without alteration or enlargement or any change whatever.

Note Certificate Number (if applicable):

Principal amount to be purchased (if less than all):

Social Security or Other Taxpayer Identification Number:

                                   ASSIGNMENT

         For value received _____________________ hereby sell(s) assign(s) and transfer(s) unto ______________________ (Please insert social security or other Taxpayer Identification Number of assignee) the within Note, and hereby irrevocably constitutes and appoints _______________ attorney to transfer said Note on the books of the Company, with full power of substitution in the premises.

         In connection with any transfer of the Note prior to the expiration of the holding period applicable to sales thereof under Rule 144(k) under the Securities Act (or any successor provision), the undersigned confirms that such
Note is being transferred:

[ ]      To The Town and Country Trust or a subsidiary thereof; or

[ ] To a "QUALIFIED INSTITUTIONAL BUYER" in compliance with Rule 144A under the Securities Act of 1933, as amended; or

[ ] Pursuant to and in compliance with Rule 144 under the Securities Act of 1933, as amended; or

[ ] Pursuant to a registration statement which has been declared effective under the Securities Act of 1933, as amended, and which continues to be effective at the time of transfer;

and unless the Note has been transferred to The Town and Country Trust or a subsidiary thereof, the undersigned confirms that such Note is not being transferred to an "affiliate" of the Company as defined in Rule 144 under the Securities Act of 1933, as amended.

         Unless one of the boxes is checked, the Trustee will refuse to register any of the Notes evidenced by this certificate in the name of any person other than the registered holder thereof.

Dated: ____________________

                                             _______________________

                                             _______________________
                                             Signature(s)

                                             Signature(s) must be guaranteed by
                                             an "ELIGIBLE GUARANTOR INSTITUTION"
                                             meeting the requirements of the
                                             Note Registrar, which requirements
                                             include membership or participation
                                             in the Security Transfer Agent
                                             Medallion Program ("STAMP") or such
                                             other "SIGNATURE GUARANTEE PROGRAM"
                                             as may be determined by the Note
                                             Registrar in addition to, or in
                                             substitution for, STAMP, all in
                                             accordance with the Securities
                                             Exchange Act of 1934, as amended.

                                             ___________________________________
                                             Signature Guarantee

NOTICE: The signature on the Conversion Notice, the Fundamental Change Purchase Election, the Company Purchase Election or the Assignment must correspond with the name as written upon the face of the Note in every particular without alteration or enlargement or any change whatever.

                                                                      Schedule I

                   [Include Schedule I only for a Global Note]

                           THE TOWN AND COUNTRY TRUST
                     5.375% Convertible Senior Note due 2023

                                                                           Authorized
                             Notation Explaining Principal Amount     Signature of Trustee
Date     Principal Amount                Recorded                         or Custodian
--------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------